Appendix O

INDEPENDENT AUDITORS’ REPORT

English Translation of a Report Originally Issued in Korean

To the Shareholder and the Board of Directors of

Woori Bank

We have audited the accompanying consolidated financial statements of Woori Bank and its subsidiaries (the “Group”). The financial statements consist of the consolidated statements of financial position as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and the related consolidated statements of comprehensive income, changes in equity and cash flows, all expressed in Korean won, for the years ended December 31, 2011 and 2010, respectively. The Group’s management is responsible for the preparation and fair presentation of the consolidated financial statements and our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Group as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2011, respectively, in conformity with Korean International Financial Reporting Standards (“K-IFRS”).

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying consolidated financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying consolidated financial statements are for use by those knowledgeable about Korean accounting procedures and auditing standards and their application in practice.

March 12, 2012

Notice to Readers

This report is effective as of March 12, 2012, the auditors’ report date. Certain subsequent events or circumstances may have occurred between this auditors’ report date and the time the report is read. Such events or circumstances could significantly affect the accompanying consolidated financial statements and may result in modifications to the auditors’ report.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2011, DECEMBER 31, 2010 AND JANUARY 1, 2010

	Korean Won
	December 31, 2011		December 31, 2010		January 1, 2010
	(In millions)
ASSETS
Cash and cash equivalents (Note 6)	￦	5,389,267	￦	3,885,684	￦	5,040,146
Financial assets at fair value through profit or loss (Notes 7, 11 and 18)		11,317,845		11,104,050		12,334,845
Available-for-sale financial assets (Notes 8, 11 and 18)		14,670,607		16,610,090		16,702,454
Held-to-maturity financial assets (Notes 9, 11 and 18)		15,400,425		15,920,317		12,527,029
Loans and receivables (Notes 10, 11 and 18)		191,909,032		177,630,875		176,849,334
Investments in associates (Note 12)		376,337		306,229		248,832
Investment properties (Note 13)		349,459		366,874		391,963
Premises and equipment, net (Note 14)		2,345,960		2,334,386		2,358,890
Intangible assets, net (Note 15)		147,387		39,366		68,143
Other assets (Note 16)		225,530		207,467		251,542
Current tax assets		2,393		2,833		16,377
Deferred tax assets		9,249		8,283		22,669
Derivative assets (Notes 11 and 25)		326,413		133,224		107,508
Assets held for sale (Note 17)		2,258		5,185		7,609

Total assets	￦	242,472,162	￦	228,554,863	￦	226,927,341

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 11 and 19)	￦	3,509,566	￦	4,729,575	￦	5,764,546
Deposits due to customers (Notes 11 and 20)		164,092,476		157,314,309		150,124,550
Borrowings (Notes 11 and 21)		19,174,642		18,982,971		20,752,335
Debentures (Notes 11 and 21)		19,811,813		20,192,427		23,476,103
Provisions (Notes 22 and 23)		607,612		519,829		550,761
Current tax liabilities		206,367		109,283		5,715
Other financial liabilities (Notes 11 and 24)		16,346,969		8,799,937		8,429,081
Other liabilities (Note 24)		444,549		277,757		693,182
Deferred tax liabilities		126,446		107,425		146,104
Derivative liabilities (Notes 11 and 25)		25,582		34,419		64,597

Total liabilities	￦	224,346,022	￦	211,067,932	￦	210,006,974

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (CONTINUED)

AS OF DECEMBER 31, 2011, DECEMBER 31, 2010 AND JANUARY 1, 2010

	Korean Won
	December 31, 2011		December 31, 2010		January 1, 2010
EQUITY
Owner’s equity:
Capital stock (Note 27)	￦	3,829,783	￦	3,829,783	￦	3,829,783
Hybrid securities (Note 27)		1,681,807		2,181,806		2,181,806
Capital surplus (Note 27)		812,016		811,421		811,993
Other equity (Note 28)		538,385		938,260		1,192,263
Retained earnings (Note 29)
(Planned regulatory reserve for credit loss)		11,256,207		9,718,577		8,898,270
(Note 30)		(1,123,866)		(513,676)

		18,118,198		17,479,847		16,914,115

Non-controlling interests		7,942		7,084		6,252

Total equity		18,126,140		17,486,931		16,920,367

Total liabilities and equity	￦	242,472,162	￦	228,554,863	￦	226,927,341

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions, except for income per share data)
OPERATING INCOME:
Net interest income (Note 32):
Interest income	￦	11,659,258	￦	10,981,048
Interest expense		5,933,662		5,954,286

		5,725,596		5,026,762

Net fees and commissions income (Note 33):
Fees and commissions income		993,929		931,530
Fees and commissions expense		485,938		437,737

		507,991		493,793

Dividend income (Note 34)		123,150		119,095

Gain on financial instruments at fair value through profit or loss (Note 35)		106,682		15,213

Gain on available-for-sale financial assets (Note 36)		1,016,746		978,546

Impairment losses for loans, other receivables, guarantees and unused commitments (Note 38)		(1,816,603)		(2,496,083)

General and administrative expenses (Note 39)
Employee compensation and benefits		(1,189,959)		(983,279)
Depreciation		(126,740)		(125,682)
Other general and administrative expenses		(1,236,094)		(1,154,545)

		(2,552,793)		(2,263,506)

Net other operating income (expenses) (Note 39)		(427,685)		(376,191)

		2,683,084		1,497,629
SHARE OF PROFITS (LOSSES) OF ASSOCIATES		(23,913)		39,224

NET INCOME BEFORE INCOME TAX EXPENSE		2,659,171		1,536,853

INCOME TAX EXPENSE		589,800		274,749

NET INCOME (Note 30) (Net income after the planned reserves provided for the year ended December 31, 2011: ￦1,459,182)	￦	2,069,371	￦	1,262,104

Net income attributable to owner		2,068,544		1,261,283
Net income attributable to the non-controlling interests		827		821

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions, except for income per share data)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Loss on valuation of available-for-sale financial assets	￦	(396,510)	￦	(219,681)
Share of other comprehensive loss on investment in associates		(22,348)		(22,255)
Gain (loss) on overseas business translation		12,152		(13,108)
Gain on valuation of cash flow hedge		6,868		1,170

		(399,838)		(253,874)

TOTAL COMPREHENSIVE INCOME	￦	1,669,533	￦	1,008,230

Comprehensive income attribute to owner		1,668,675		1,007,276
Comprehensive income attribute to the non-controlling interests		858		954

NET INCOME PER SHARE: (In Korean Won) (Note 41)
Basic earnings per common share	￦	2,687	￦	1,508

Diluted earnings per common share	￦	2,514	￦	1,443

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR YEARS ENDED DECEMBER 31, 2011 AND 2010

(Unit: Korean Won in millions)

	Capital stock		Hybrid securities		Capital surplus		Gain (loss) on valuation of available-for- sale financial assets		Gain (loss) on valuation of cash flow risk hedge		Gain (loss) on overseas business translation		Share of other comprehensive loss on associates		Other		Retained earnings		Controlling equity		Non-controlling equity		Total Equity
Balance as of January 1, 2010	￦	3,829,783	￦	2,181,806	￦	811,993	￦	1,159,619	￦	(10,468)	￦	—	￦	43,112	￦	—	￦	8,898,270	￦	16,914,115	￦	6,252	￦	16,920,367
Dividends		—		—		—		—		—		—		—		—		(441,618)		(441,618)		(122)		(441,740)
Net income		—		—		—		—		—		—		—		—		1,261,283		1,261,283		821		1,262,104
Variation of available-for-sale financial assets		—		—		—		(219,681)		—		—		—		—		—		(219,681)		—		(219,681)
Foreign currency translation		—		—		—		—		—		(13,241)		—		—		—		(13,241)		133		(13,108)
Cash flow hedge		—		—		—		—		1,170		—		—		—		—		1,170		—		1,170
Changes in equity of investment in associates		—		—		—		—		—		—		(22,255)		—		—		(22,255)		—		(22,255)
Other		—		—		(572)		—		—		—		—		4		642		74		—		74

Balance as of December 31, 2010	￦	3,829,783	￦	2,181,806	￦	811,421	￦	939,938	￦	(9,298)	￦	(13,241)	￦	20,857	￦	4	￦	9,718,577	￦	17,479,847	￦	7,084	￦	17,486,931

Balance as of January 1, 2011	￦	3,829,783	￦	2,181,806	￦	811,421	￦	939,938	￦	(9,298)	￦	(13,241)	￦	20,857	￦	4	￦	9,718,577	￦	17,479,847	￦	7,084	￦	17,486,931
Dividends		—		—		—		—		—		—		—		—		(530,273)		(530,273)		—		(530,273)
Redemption of hybrid securities		—		(499,999)		—		—		—		—		—		(1)		—		(500,000)		—		(500,000)
Net income		—		—		—		—		—		—		—		—		2,068,544		2,068,544		827		2,069,371
Variation of available-for-sale financial assets		—		—		—		(396,510)		—		—		—		—		—		(396,510)		—		(396,510)
Foreign currency translation		—		—		—		—		—		12,121		—		—		—		12,121		31		12,152
Cash flow hedge		—		—		—		—		6,868		—		—		—		—		6,868		—		6,868
Changes in equity of investment in associate		—		—		—		—		—		—		(22,348)		—		—		(22,348)		—		(22,348)
Other		—		—		595		—		—		—		—		(5)		(641)		(51)		—		(51)

Balance as of December 31, 2011	￦	3,829,783	￦	1,681,807	￦	812,016	￦	543,428	￦	(2,430)	￦	(1,120)	￦	(1,491)	￦	(2)	￦	11,256,207	￦	18,118,198	￦	7,942	￦	18,126,140

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	￦	2,069,371	￦	1,262,104
Adjustment to net income:
Interest income		(11,659,258)		(10,981,048)
Interest expense		5,933,662		5,954,286
Dividend income		(123,150)		(119,095)
Income tax expense		589,800		274,749

		(5,258,946)		(4,871,108)

Additions of expenses not involving cash outflows:
Impairment losses for loans, other receivables, guarantees and unused commitments		1,816,603		2,496,083
Loss on disposal of premises and equipment, intangible assets and investment properties		2,675		4,526
Depreciation and amortization of premises and equipment, intangible assets and investment properties		126,740		125,682
Impairment loss on premises and equipment, intangible assets and investment properties		4,614		8,530
Loss on valuation of derivatives		4,872		23,224
Loss on transaction of derivatives		5,641		27,489
Loss on fair value hedged items		200,455		163,777
Retirement benefits		100,582		81,162
Provisions		2,654		12,365
Loss on valuation of investment in associates		28,268		4,778
Loss on disposal of investment in associates		—		6

		2,293,104		2,947,622

Deductions of revenues not involving cash inflows:
Gain on available-for-sale financial assets		1,016,746		978,546
Gains on disposal of premises and equipment, intangible assets and investment properties		8,839		357
Reversal of impairment loss on premises and equipment, intangible assets and investment properties		321		966
Gain on disposal of assets held for sale		56,327		—
Gain on valuation of derivatives		193,141		122,834
Gain on transaction of derivatives		233		6,921
Gain on fair value hedged items		4,921		40,575
Gain on valuation of investment in associates		4,355		44,002
Gain on disposal of investment in associates		26,231		—

		1,311,114		1,194,201

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
Changes in operating assets and liabilities:
Decrease (increase) in financial instruments at fair value through profit or loss	￦	(1,433,804)	￦	195,824
Increase in loans and receivables		(15,971,167)		(3,272,047)
Decrease (increase) in other assets		(38,933)		40,337
Increase in deposits due to customers		6,778,167		7,189,758
Decrease in provisions		(122,730)		(131,434)
Increase in other financial liabilities		7,424,755		73,588
Increase (decrease) in other liabilities		182,271		(415,235)

		(3,181,441)		3,680,791

Interest income received		11,618,277		10,888,755
Interest expense paid		(5,816,405)		(5,656,903)
Dividend received		123,150		119,095
Income taxes paid		(361,384)		(110,286)

Net cash provided by operating activities		174,612		7,065,869

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash in-flows from investing activities:
Disposal of available-for-sale financial assets		11,088,564		11,258,748
Disposal of held-to-maturity financial assets		5,761,763		6,481,737
Disposal of investment in associates		139,328		5,510
Dividends received from investment in associates		67		63,260
Disposal of investment properties		11,780		—
Disposal of premises and equipment		10,637		12,537
Disposal of intangible assets		1,466		394
Disposal of assets held for sale		5,644		150

		17,019,249		17,822,336

Cash out-flows from investing activities:
Acquisition of available-for-sale financial assets		8,504,277		10,475,176
Acquisition of held-to-maturity financial assets		5,323,490		9,882,815
Acquisition of investment in associates		222,100		2,277
Acquisition of premises and equipment		92,538		56,565
Acquisition of intangible assets		157,454		11,100

		14,299,859		20,427,933

Net cash provided by (used in) investing activities		2,719,390		(2,605,597)

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Korean Won
	2011		2010
	(In millions)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash in-flows from financing activities:
Issue of borrowings	￦	4,521,806	￦	2,706,394
Issue of debentures		3,020,798		6,368,785
Increase in hedging derivatives		193,666		102,643

		7,736,270		9,177,822

Cash out-flows from financing activities:
Repayment of borrowings		4,330,135		4,475,758
Repayment of debentures		3,590,090		9,777,043
Decrease in hedging derivatives		204,027		77,995
Repayment of hybrid securities		500,000		—
Dividends paid		530,273		441,618

		9,154,525		14,772,414

Net cash used in financing activities		(1,418,255)		(5,594,592)

Effects of exchange rate changes on cash and cash equivalents		27,836		(20,142)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		1,503,583		(1,154,462)

CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR		3,885,684		5,040,146

CASH AND CASH EQUIVALENTS, END OF THE YEAR	￦	5,389,267	￦	3,885,684

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

1.	GENERAL

(1)	Woori Bank

Woori Bank (hereafter referred to as, the” Bank” or the “Parent” or the “Company”) was established in 1899 and is engaged in the commercial banking business under the Banking Law, trust business under the Financial Investment Services and Capital Market Act and foreign exchange business with approval from the Bank of Korea (“BOK”) and the Ministry of Finance and Economy (“MOFE”).

On March 27, 2001, Korea Deposit Insurance Corporation (“KDIC”) established Woori Finance Holdings Co., Ltd. (“WFH”). The Bank is a wholly owned subsidiary of WFH as of December 31, 2011. The Bank’s common stock and preferred stock amount, expressed in Korean Won (the “KRW” or “￦”), to ￦3,479,783 million and ￦350,000 million, respectively, and the Bank’s common and preferred shares issued and outstanding as of December 31, 2011 are 696 million shares and 70 million shares, respectively. The head office of the Bank is located in Seoul, Korea. The Bank has 942 branches and offices in Korea, and 16 branches and offices in overseas.

(2)	Subsidiaries

1)	The Bank and its subsidiaries (the “Group”) have the following subsidiaries (Unit: Korean Won in millions, USD in thousands, RUB in 100 millions, IDR in millions):

				December 31, 2011
Subsidiaries	Location	Capital stock	Main business	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Woori Credit Information Co., Ltd.	Korea	KRW 5,000	Credit information	1,008,000	100.0	Dec. 31
Woori America Bank	U.S.A	USD 122,500	Banking	24,500,000	100.0	Dec. 31
PT. Bank Woori Indonesia	Indonesia	IDR 170,000	Banking	1,618	95.2	Dec. 31
Woori Global Market Asia Limited	Hongkong	USD 50,000	Banking	39,000,000	100.0	Dec. 31
Woori Bank China Limited	China	USD 308,810	Banking	—	100.0	Dec. 31
ZAO Woori Bank	Russia	RUB 5	Banking	19,999,999	100.0	Dec. 31
Korea BTL Infrastructure Fund (*1)	Korea	KRW 467,000	Financial service	93,393,568	100.0	Dec. 31
Woori Fund Service Co., Ltd. (*2)	Korea	KRW 3,000	Financial service	600,000	100.0	Dec. 31

	December 31, 2010		January 1, 2010
Subsidiaries	Number of shares owned	Percentage of ownership (%)	Number of shares owned	Percentage of ownership (%)
Woori Credit Information Co., Ltd.	1,008,000	100.0	1,008,000	100.0
Woori America Bank	24,500,000	100.0	10,500,000	100.0
PT. Bank Woori Indonesia	1,618	95.2	1,618	95.2
Woori Global Market Asia Limited	39,000,000	100.0	39,000,000	100.0
Woori Bank China Limited	—	100.0	—	100.0
ZAO Woori Bank	19,999,999	100.0	19,999,999	100.0
Korea BTL Infrastructure Fund	66,958,321	100.0	55,152,422	100.0

(*1)	The Group decided to acquire 166,606,432 shares with an amount of ￦833,032 million on March 7, 2012, and the Group’s total shares after the acquisition is 260,000,000 shares.
(*2)	During the year ended December 31, 2011, Woori Fund Service Co., Ltd. was established through a 100% capital contribution by the Bank, and accordingly is included in the consolidation.

2)	For special purpose entities (“SPE”), in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 2012 ‘Consolidation-special purpose entities’, entities which the Group has decision making power and/or carries the benefits and risks of such entities, are included in the consolidation. Details of special purposes entities under consolidation are as follows:

<December 31, 2011>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. (*1)	Korea	Asset Securitization	0.0	December 31
Woori IB Global Bond Co., Ltd. (*1)	Korea	”	0.0	December 31
Asiana Saigong Inc. (*1)	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd. (*1)	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
IB Global 1st Co., Ltd. (*1)	Korea	”	0.0	December 31
Hermes STX Co., Ltd. (*1)	Korea	”	0.0	December 31
BWL 1st Co., LLC. (*1)	Korea	”	0.0	December 31
Consus 8th Co., LLC. (*1)	Korea	”	0.0	December 31
Real DW 2nd Co., Ltd. (*1)	Korea	”	0.0	December 31
Uri Pungsan Inc. (*1)	Korea	”	0.0	December 31
Pyeongtaek Ocean Sand Inc. (*1)	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest (*2)	Korea	Trust	0.0	December 31
Haeoreum Short-term Bond 15th (*3)	Korea	Securities investment	100.0	December 31
(Unsold) G5 Pro Short-term 13th (*3)	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20 (*3)	Korea	”	100.0	December 31
(Unsold) G15 First Class Mid-term C-1 (*3)	Korea	”	100.0	December 31
D First Class Mid-term C-151 (*3)	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video (*3)	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment (*3)	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th (*3)	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st (*3)	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st (*3)	Korea	”	80.7	December 31
Consus Sakhalin Real Estate Investment Trust 1st (*3)	Korea	”	75.0	December 31
Woori Partner Plus Private Equity Securities 4th (*3)	Korea	”	100.0	December 31
Allianz Blue Ocean Private Trust 5th (*3)	Korea	”	100.0	December 31
Mirae Asset Maps Blue Chips Private Trust 2nd (*3)	Korea	”	100.0	December 31
Hyundai Advantage Private Trust 14th (*3)	Korea	”	100.0	December 31
Kyobo Axa Long Short Private Trust 2nd (*3)	Korea	”	100.0	December 31
Hanhwa Quant Long Short Private Equity 3rd (*3)	Korea	”	100.0	December 31
Woori Frontier Alpha Private Equity 8th (*3)	Korea	”	100.0	December 31
Midas Private Investment Trust W-3rd (*3)	Korea	”	100.0	December 31
Consus Private Securities Investment Trust 54th (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Trust 7th (*3)	Korea	”	100.0	December 31
Yurie WB Private Investment Trust 3rd (*3)	Korea	”	100.0	December 31
KDB Private Equity Securities Investment Trust WB 2nd (*3)	Korea	”	100.0	December 31
Samsung Plus Private Investment Trust 13th (*3)	Korea	”	100.0	December 31
Hanwha Smart Private Trust 43rd (*3)	Korea	”	100.0	December 31
Eugene Pride Private Trust 21st (*3)	Korea	”	100.0	December 31
Meritz Prime Private Trust 42nd (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 8th (*3)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 9th (*3)	Korea	”	100.0	December 31
Hanwha Smart Private Trust 50th (*3)	Korea	”	100.0	December 31

(*1)	Classified as SPE for asset securitization. The Group has less than majority ownership for the SPE, but included in consolidation scope considering the activities of the SPE, decision-making power maintained by the Group, and the benefits and risks carried by the Group.

(*2)	Classified as SPE for money trust under trust business law. The Group has less than majority ownership for the SPE, but included in consolidation scope considering the activities of the SPE, decision-making power maintained by the Group, and the benefits and risks carried by the Group
(*3)	Classified as SPE for investing in securities and others and included in consolidation scope considering the activities of the SPE, decision-making power maintained by the Group, and the benefits and risks carried by the Group.

<December 31, 2010>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Woori Moa Conduit Co., Ltd.	Korea	Asset Securitization	0.0	December 31
Hyundai Glory 1st Co., Ltd.	Korea	”	0.0	December 31
KDB Capital 1st Co., Ltd.	Korea	”	0.0	December 31
Vivaldi HL 1st Co., Ltd.	Korea	”	0.0	December 31
Swan SF Co., Ltd.	Korea	”	0.0	December 31
Kumho Trust 1st Co., Ltd.	Korea	”	0.0	December 31
Woori IB Global Bond Co., Ltd.	Korea	”	0.0	December 31
Asiana Saigong Inc.	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd.	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
IB Global 1 st Co., Ltd.	Korea	”	0.0	December 31
Hermes STX Co., Ltd.	Korea	”	0.0	December 31
BWL 1st Co., LLC.	Korea	”	0.0	December 31
Consus 8th Co., LLC.	Korea	”	0.0	December 31
Real DW 2nd Co., Ltd.	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest	Korea	Trust	0.0	December 31
KTB Smart 90 Private Security 2nd	Korea	Securities investment	100.0	December 31
Hanvit Open-End High Yield HV 1st	Korea	”	100.0	December 31
Mid-term D-2nd	Korea	”	100.0	December 31
Hanhwa Smart Private Security 19th	Korea	”	100.0	December 31
My Asset Private Security Investment Trust W- 1st	Korea	”	100.0	December 31
Eugene Pride Private Investment Security 12th (Bond)	Korea	”	100.0	December 31
Consus Private Security Investment Trust 29th	Korea	”	100.0	December 31
Hi-Smart Private Security 1st	Korea	”	100.0	December 31
Woori Frontier Short-term Private 2nd	Korea	”	100.0	December 31
Woori Frontier Alpha Quant Private Equity 3rd	Korea	”	100.0	December 31
Meritz Prime Private Trust1st	Korea	”	100.0	December 31
Yurie WB Private Security Investment Trust 2nd	Korea	”	100.0	December 31
KDB Private Security Investment Trust WB-1st	Korea	”	100.0	December 31
Samsung Plus Private Security 7th	Korea	”	100.0	December 31
Eugene Pride Private Investment Security 14th (Bond)	Korea	”	100.0	December 31
Hanhwa Smart Private Security Investment Trust 33th	Korea	”	100.0	December 31
Taurus 1st	Korea	”	100.0	December 31
Brain 3rd	Korea	”	100.0	December 31
Meritz Prime Private Trust 5th	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 5th	Korea	”	100.0	December 31
Prudential Quant Long-Short Private Trust 1st	Korea	”	100.0	December 31
Prudential Quant Long-Short Private Trust 2nd	Korea	”	100.0	December 31
Woori Partner Plus Private Security Investment Trust 6th	Korea	”	100.0	December 31
Haeoreum Short-term Bond 15th	Korea	”	100.0	December 31
(Unsold) G5 Pro Short-term 13th	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20	Korea	”	100.0	December 31

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
(Unsold) G15 First Class Mid-term C-1	Korea	”	100.0	December 31
D First Class Mid-term C-151	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st	Korea	”	80.7	December 31
Consus Sakhalin Real Estate Investment Trust 1st	Korea	”	75.0	December 31
Woori Partner Plus Private Equity Securities 4th	Korea	”	100.0	December 31

<January 1, 2010>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Woori Frontier Co., LLC.	Korea	Asset Securitization	0.0	December 31
Purun Woori First Co., Ltd.	Korea	”	0.0	December 31
Change Up B Co., Ltd.	Korea	”	0.0	December 31
Woori ship Mortgage 2-2nd ABCP Co., Ltd.	Korea	”	0.0	December 31
Woori Moa Conduit Co., Ltd.	Korea	”	0.0	December 31
Hyundai Glory 1st Co., Ltd.	Korea	”	0.0	December 31
KDB Capital 1st Co., Ltd.	Korea	”	0.0	December 31
Vivaldi HL 1st Co., Ltd.	Korea	”	0.0	December 31
Swan SF Co., Ltd.	Korea	”	0.0	December 31
Kumho Trust 1st Co., Ltd.	Korea	”	0.0	December 31
Woori IB Global Bond Co., Ltd.	Korea	”	0.0	December 31
Asiana Saigong Inc.	Korea	”	0.0	December 31
An-Dong Raja 1st Co., Ltd.	Korea	”	0.0	December 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December 31
Consus 8th Co., LLC.	Korea	”	0.0	December 31
Woori Bank Preservation Trust of principal and interest	Korea	Trust	0.0	December 31
KTB Smart 90 Private Security 2nd	Korea	Securities investment	100.0	December 31
Hanvit Open-End High Yield hv 1st	Korea	”	100.0	December 31
Mid-term D-2nd	Korea	”	100.0	December 31
Hanhwa Smart Private Security 19th	Korea	”	100.0	December 31
Haeoreum Short-term Bond 15th	Korea	”	100.0	December 31
(Unsold) G5 Pro Short-term 13th	Korea	”	100.0	December 31
(Unsold) G6 First Class Mid-term E-20	Korea	”	100.0	December 31
(Unsold) G15 First Class Mid-term C-1	Korea	”	100.0	December 31
D First Class Mid-term C-151	Korea	”	100.0	December 31
Golden Bridge Sidus FNH video	Korea	”	58.8	December 31
Golden Bridge NHN Online Private Equity Investment	Korea	”	60.0	December 31
Woori CS Ocean Bridge 7th	Korea	”	61.1	December 31
Woori Milestone Private Real Estate Fund 1st	Korea	”	94.8	December 31
Woori Milestone China Real Estate Fund 1st	Korea	”	98.5	December 31
Consus Sakhalin Real Estate Investment Trust 1st	Korea	”	75.0	December 31
My Asset Private Ace Bond 26th	Korea	”	100.0	December 31
Eugene Best Plan Private Bond 31st	Korea	”	100.0	December 31
Prudential Private Investment Trust 2nd	Korea	”	100.0	December 31
Hana UBS Private Security Investment Trust 8th	Korea	”	100.0	December 31
Mirae Asset Maps Platinum Alpha 2nd	Korea	”	100.0	December 31
Mirae Asset Maps Alpha Arbitrage Private	Korea	”	100.0	December 31
Woori Frontier Alpha Quant Private Equity 2nd	Korea	”	100.0	December 31

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Consus Private Security Investment Trust 12th	Korea	”	100.0	December 31
GS Asset Allocation Private Security Investment Trust 1st	Korea	”	100.0	December 31
Trustone Private Security Investment Trust 1st	Korea	”	100.0	December 31
KTB Smart 90 Private Security 4th	Korea	”	100.0	December 31
Leo 1st	Korea	”	100.0	December 31
Brain 1st	Korea	”	100.0	December 31
Leo 2nd	Korea	”	100.0	December 31
Woori Supreme 1st	Korea	”	100.0	December 31
Gaul 1st	Korea	”	100.0	December 31
Yurie WB Private Security Investment Trust 1st (Bond)	Korea	”	100.0	December 31
Woori Partner Plus Private Equity Securities 3rd	Korea	”	100.0	December 31
Wise Private Security Investment Trust 24th	Korea	”	100.0	December 31
Eugene Pride Private Security Investment Trust 2nd (Bond)	Korea	”	100.0	December 31
G3 First Class Mid-term B-90	Korea	”	100.0	December 31

3)	Details of special purpose entities newly included in consolidation scope for the year ended December 31, 2011 are as follows:

Special Purposed Entities	Reasons
Uri Pungsan Inc.

Classified as a SPE for asset securitization. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated even if the Group has less than majority ownership for them.

Pyeongtaek Ocean Sand Inc.

Allianz Blue Ocean Private 5th	Classified as SPE for investing in securities and other. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated.
Mirae Asset Maps Blue Chips Private 2nd
Hyundai Advantage Private 14th
Kyobo Axa Long Short Private Trust 2nd
Hanhwa Quant Long Short Private 3rd
Woori Frontier Alpha Private Equity 8th
Midas Private Investment Trust W 3rd
Consus Private Security Investment Trust 54th
Woori Partner Plus Private Equity Securities 7th
Yurie WB Private Investment Trust 3rd
KDB Private Equity Securities Investment Trust WB 2nd
Samsung Plus Private Investment Trust 13th
Hanwha Smart Private Trust 43rd
Eugene Pride Private Trust 21st
Meritz Prime Private Trust 42nd
Woori Partner Plus Private Equity Securities 8th
Woori Partner Plus Private Equity Securities 9th
Hanwha Smart Private Trust 50th

4)	Details of special purpose entities excluded from consolidation for the year ended December 31, 2011 are as follows:

Special Purposed Entities	Reasons
Woori Moa Conduit Co., Ltd.	Expiration of the contract or liquidation stopped from the Group from bearing the majority of the risk resulting from the operation of entities.
Hyundai Glory 1st Co., Ltd.
KDB Capital 1st Co., Ltd.
Vivaldi HL 1st Co., Ltd.
Swan SF Co., Ltd.

KTB Smart 90 Private Security 2nd	Disposal and repayment of beneficiary certificates
Hanvit Open-End High Yield HV 1st
Mid-term D-2nd
Hanhwa Smart Private Security 19th
My Asset Private Security Investment Trust W-1st
Eugene Pride Private Investment Security 12th (Bond)
Consus Private Security Investment Trust 29th
Hi-Smart Private Security 1st
Woori Frontier Short-term Private 2nd
Woori Frontier Alpha Quant Private Equity 3rd
Meritz Prime Private Trust1st
Yurie WB Private Security Investment Trust 2nd
KDB Private Security Investment Trust WB-1st
Samsung Plus Private Investment Trust 7th
Eugene Pride Private Security Investment Trust 14th (Bond)
Hanhwa Smart Private Security 33 rd
Taurus 1st
Brain 3rd
Meritz Prime Private Trust 5th
Woori Partner Plus Private Equity Securities 5th
Prudential Quant Long-Short Private Trust 1st
Prudential Quant Long-Short Private Trust 2nd
Woori Partner Plus Private Security Investment Trust 6th

5)	Details of special purpose entities newly included in consolidation scope for the year ended December 31, 2010 are as follows:

Special Purposed Entities	Reasons
IB Global 1st Co., Ltd.

Classified as a SPE for asset securitization. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated even if the Group has less than majority ownership for them.

Hermes STX Co., Ltd.
BWL 1st Co., LLC.
Real DW 2nd Co., Ltd.

My Asset Private Security Investment Trust W-1st	Classified as SPE for investing in securities and other. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated.
Eugene Pride Private Investment Security 12th (Bond)
Consus Private Security Investment Trust 29th
Hi-Smart Private Security 1st
Woori Frontier Short-term Private 2nd
Woori Frontier Alpha Quant Private Equity 3rd
Meritz Prime Private Trust 1st
Yurie WB Private Security Investment Trust 2nd
KDB Private Security Investment Trust WB-1st
Samsung Plus Private Investment Trust 7th
Eugene Pride Private Security Investment Trust 14th (Bond)
Hanhwa Smart Private Security 33 rd
Taurus 1st
Brain 3rd
Meritz Prime Private Trust 5th
Woori Partner Plus Private Equity Securities 5th
Prudential Quant Long-Short Private Trust 1st
Prudential Quant Long-Short Private Trust 2nd
Woori Partner Plus Private Equity Securities 6th
Woori Partner Plus Private Equity Securities 4th

6)	Details of special purpose entities excluded from consolidation for the year ended December 31, 2010 are as follows:

Special Purposed Entities	Reasons
Woori Frontier Co., LLC.	Expiration of the contract or liquidation stopped from the Group from bearing the majority of the risk resulting from the operation of entities.
Purun Woori 1st Co., Ltd.
Change Up B
Woori ship Mortgage 2nd ABCP Co., Ltd.

My Asset Private Ace Bond 26th	Disposal and repayment of beneficiary certificates
Eugene best plan Private Trust 31st
Prudential Private Investment Trust 2nd
Hana UBS Private Security Investment Trust 8th
Mirae Asset Maps Platinum Alpha 2nd
Mirae Asset Maps Arbitrage Private
Woori Frontier Alpha Quant Private 2nd
Consus Private Security Investment Trust 12th
GS Asset Allocation Private Security Investment Trust 1st
Trustone Private Security Investment Trust 1st
KTB Smart 90 Private Security 4th
Leo 1st
Brain 1st
Leo 2nd
Woori Supreme 1st
Gaul 1st
Yurie WB Private Security Investment Trust 1st (Bond)
Woori Partner Plus Private Equity Securities 3rd
Wise Private Security Investment Trust 24th
Eugene Pride Private Security Investment Trust 2nd (Bond)
G3Top-Notch Mid-term B-90

7)	Summarized statements of financial position as of December 2011 and 2010, respectively, and comprehensive income statements for the years ended December 31, 2011 and 2010, respectively, of subsidiaries, whose financial information are included on the consolidated financial statements, are as follows (Unit: Korean Won in millions):

<December 31, 2011>

Subsidiaries	Assets		Liabilities		Equity		Net income (loss)		Total comprehensive income (loss)
Woori Credit Information Co., Ltd.	￦	30,148	￦	3,811	￦	26,337	￦	3,340	￦	3,340
Woori America Bank		1,102,653		965,740		136,913		1,953		3,857
PT. Bank Woori Indonesia		643,915		479,248		164,667		17,149		17,808
Woori Global Market Asia Limited		189,541		136,536		53,005		(8,776)		(8,353)
Woori Bank China Limited		2,995,451		2,562,582		432,869		22,884		28,919
ZAO Woori Bank		350,235		329,099		21,136		1,590		712
Korea BTL Infrastructure Fund		473,983		187		473,796		24,637		24,637
Woori Fund Service Co., Ltd.		2,719		361		2,358		(596)		(596)
Woori Bank Preservation Trust of principal and interest		8,285		8,285		—		—		—
SPEs under consolidation		896,711		1,065,745		(169,034)		(10,522)		(21,606)
Beneficiary Certificates under consolidation		1,654,962		44,479		1,610,483		8,458		11,213

<December 31, 2010>

Subsidiaries	Assets		Liabilities		Equity		Net income (loss)		Total comprehensive income (loss)
Woori Credit Information Co., Ltd.	￦	29,433	￦	3,916	￦	25,517	￦	3,425	￦	3,425
Woori America Bank		1,196,801		1,063,745		133,056		(70,283)		(73,314)
PT. Bank Woori Indonesia		487,557		340,697		146,860		17,012		19,780
Woori Global Market Asia Limited		182,730		121,372		61,358		3,361		1,861
Woori Bank China Limited		2,237,662		1,833,707		403,955		14,255		4,162
ZAO Woori Bank		170,027		149,603		20,424		956		296
Korea BTL Infrastructure Fund		340,478		137		340,341		21,067		21,067
Woori Bank Preservation Trust of principal and interest		8,483		8,483		—		—		—
SPEs under consolidation		1,019,267		1,166,656		(147,389)		95,629		108,516
Beneficiary Certificates under consolidation		1,814,661		260,267		1,554,394		52,110		52,802

8)	Summarized statements of financial position as of January 1, 2010 of subsidiaries, whose financial information are included on the consolidated financial statements, are as follows (Unit: Korean Won in millions):

Subsidiaries	Assets		Liabilities		Equity
Woori Credit Information Co., Ltd.	￦	28,734	￦	4,122	￦	24,612
Woori America Bank		1,247,557		1,122,002		125,555
PT. Bank Woori Indonesia		408,585		278,978		129,607
Woori Global Market Asia Limited		185,497		126,001		59,496
Woori Bank China Limited		1,752,633		1,352,845		399,788
ZAO Woori Bank		151,349		131,221		20,128
Korea BTL Infrastructure Fund		279,909		115		279,794
Woori Bank Preservation Trust of principal and interest		12,044		12,044		—
Special Purpose Entities under consolidation		1,292,047		1,549,720		(257,673)
Beneficiary Certificates under consolidation		944,431		133,137		811,294

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(1)	Basis of financial statement presentation.

The Group has adopted K-IFRS from the fiscal year beginning on January 1, 2011 and the accompanying consolidated financial statements are prepared on K-IFRS. In accordance with K-IFRS 1101 ‘First-time Adoption of International Financial Reporting Standards’, the transition date to K-IFRS is January 1, 2010. An explanation of how the transition to K-IFRS has affected the financial position as of January 1, 2010 (date of transition), December 31, 2011 and December 31, 2010, respectively, and the comprehensive income for the year ended December 31, 2010 of the Group is provided in Note 47 “Transition Effects of K-IFRS.”

The Group maintains its official accounting records in Korean Won and prepares the consolidated financial statements in conformity with K-IFRS, in the Korean language (Hangul). Accordingly, these consolidated financial statements are intended for use by those who are informed about K-IFRS and Korean practices. The accompanying consolidated financial statements have been condensed and restructured into English with certain expanded descriptions from the Korean language financial statements.

Major accounting policies used for the preparation of the consolidated financial statements are stated below. Unless stated otherwise, these accounting policies have been applied consistently to the consolidated financial statements for the current period and accompanying comparative period.

The Group’s financial statement has been filled out based on the historical cost method except for specific non-current assets and certain financial assets. The preparation of consolidated financial statements under K-IFRS requires the application of certain accounting estimates and the Group prepared its financial statements by management judgments for critical accounting estimates.

The accompanying consolidated financial statements were approved by the board of directors on March 7, 2012.

(2)	Basis of consolidation

1) Subsidiary

An entity which the Group (including special purpose entities) has power to govern the financial and operating policies is considered a subsidiary. In general, an entity which the Group has over 50% voting power in is considered a subsidiary.

Special purpose entities established for certain limited purposes may be considered as a subsidiary of the Company; even though the Company may have less than 50% of the voting power, if the Company has the decision-making power over the special purpose entity’s activities, risk and benefit.

The existence of the potential voting power available to exercise or to convert, presently, is considered when evaluating whether or not the Group has control over an entity. An entity is included in the consolidation, as a subsidiary, once such control is established, while it is excluded from consolidation once it is loses such control. .

Acquisitions of subsidiaries are accounted for using the acquisition method. The consideration for each acquisition is measured at the aggregate of the fair values (at the date of exchange) of assets given, liabilities incurred or assumed, equity instruments issued by the Group and acquisition-related costs. At the acquisition date, the identifiable assets acquired, liabilities and contingent liabilities are recognized at their fair value at the acquisition date without reference to non-controlling interests. Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities of a subsidiary recognized at the date of acquisition is recognized as goodwill; if less, the difference is directly recognized as other comprehensive income.

When the Group transacts with each other, unrealized profits and losses resulting from the transactions are eliminated. When a subsidiary of the Group uses another accounting principle other than that of the Group’s, necessary adjustments are made to the financial statements for the Group’s purposes.

2) Non-controlling interests

The components of net income and other comprehensive income are attributed to the owners of the Group and the non-controlling interest holders. Total comprehensive income of subsidiaries is attributed to the owners of the Group and to the non-controlling interest holders, even if this results in the non-controlling interests having a deficit balance. Changes in the Group’s ownership interests in subsidiaries that do not result in the Group losing control over the subsidiaries are accounted for as equity transactions.

(3)	Investments in associates

An associate is an entity over which the Group has significant influence but does not have direct or indirect control over. Significant influence is generally presumed to exist when the Group holds 20% or more, but less than 50%, of the voting rights. Such investments in associates are measured an acquisition cost at acquisition date and since then are accounted for using the equity method. The identifiable goodwill (net book value) is included in investment amounts in associate.

The Group’s interests in its associate’s income are recognized in the statements of consolidated comprehensive income. The changes in the associate’s retained earnings are recognized by the Group as retained earnings. However, when the Group’s share in an associate changes due to a capital increase or decrease of the associate, such changes are recognized in other equity (change in interests of equity method securities).

If the Group’s share in an associate’s accumulated loss equals or exceeds the Group’s equity interest, including unsecured receivables, in the associate, the Group suspends further recognition of its share of the associate’s loss. Unless in circumstances when the Group guarantees or is obligated to pay the associates payables.

(4)	Segment reporting

An operating segment is the level of business activity at which management reports to chief operating decision maker, for decision making purposes. In addition, the chief operating decision maker is responsible for evaluating the resources distributed to and the performance of an operating segment.

(5)	Accounting for foreign currencies translations

1) Functional currency and presentation currency

The individual financial statements of each entity in the Group are presented in the currency of the primary economic environment in which the entity operates (“functional currency”). The consolidated financial statements are expressed in Korean Won.

2) Translation of foreign currencies transactions and balances at the end of reporting period

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Exchange differences on monetary items that qualify as hedging instruments in a cash flow hedge and form part of the Group’s net investment in a foreign operation are recognized in equity.

The Group is recognizing amortized cost and exchange rate variation effect as gains and losses of current period and the variation on the fair value as other comprehensive gains and losses, respectively, both of which are effect of monetary securities of foreign currencies classified as available-for-sale financial instruments. And the Group is recognizing the variation on fair value and exchange rate variation effect of non-monetary securities of foreign currencies classified as available-for-sale financial asset, as other comprehensive gains and losses.

3) Foreign currencies translation

Financial position and operating results of the Group are translated into the Group’s reporting currency as follows:

Description

Statement of consolidated financial position	The assets and liabilities are translated at the exchange rate prevailing at the end of the reporting period. Equity is translated at exchange rate at the time of acquisition.

Statement of consolidated comprehensive income	The statement of consolidated comprehensive income is translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used.

(6)	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, demand deposits and short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

(7)	Financial assets and financial liabilities

1) Classification of financial assets

Financial assets are classified into the following categories depending on the nature and purpose of possession: financial assets at ‘fair value through profit or loss’ (“FVTPL”), loans and receivables, available-for-sale (“AFS”) financial assets, and held-to-maturity (“HTM”) investments.

a) Financial assets at FVTPL

Financial assets are classified at FVTPL when the financial asset is either held for trading or designated at FVTPL. A financial asset is classified as held for trading if it meets one of the following criteria:

–	acquired or incurred principally to sell or repurchase during a short period of time

–	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking or

–	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument).

A financial asset other than a financial asset held for trading may be designated as at FVTPL upon initial recognition if:

–	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

–	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

–	it forms part of a contract containing one or more embedded derivatives, and ,in accordance with K-IFRS 1039 “Financial Instruments: Recognition and Measurement”, permits the entire hybrid (combined) contract to be designated as at FVTPL.

b) Loans and receivables

Non-derivative financial assets with fixed or determinable repayments that are not quoted in an active market are classified as loans and receivables, except those that are classified as AFS or as held-for-trading, or designated as at FVTPL.

c) AFS financial assets

AFS financial assets are those non-derivatives financial assets that are either designated as AFS financial assets or are not classified as ‘financial assets at FVTPL’, ‘HTM investments’ or ‘loans and receivables.’

d) HTM financial assets

Non-derivative financial assets with fixed or determinable payments and fixed maturity dates that the Group has the positive intent and ability to hold to maturity are classified as HTM financial assets

2) Classification of financial liabilities

Financial liabilities are classified as either financial liabilities at FVTPL or other financial liabilities measured at amortized cost.

a) Financial liabilities at FVTPL

Financial liabilities are classified at FVTPL when the financial liabilities is either held for trading or designated as at FVTPL. A financial liability is classified as held for trading if it meets one of the following criteria:

–	acquired or incurred principally for the purpose of selling or repurchasing it in the near term

–	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking or

–	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument)

A financial liability other than a financial liability held for trading may be designated as at FVTPL upon initial recognition if:

–	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

–	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

–	it forms part of a contract containing one or more embedded derivatives, and K-IFRS 1039 “Financial Instruments: Recognition and Measurement” permits the entire hybrid (combined) contract to be designated as at FVTPL

b) Financial liabilities measured at amortized costs

Financial liabilities that are not classified as at FVTPL are measured at amortized costs. Deposits and debt securities that are not designated as at FVTPL are classified as financial liabilities measured at amortized costs.

3) Recognition and Measurement

Standard trading transaction of a financial asset is recognized at the date of transaction when the Group becomes a party to the contractual provisions of the asset. All types of financial instruments, except financial assets/liabilities at FVTPL, are measured at fair value at initial recognition plus transaction costs that are directly attributable to the acquisition (issuance). Financial assets/liabilities at FVTPL are initially recognized at fair value and transaction costs directly attributable to the acquisition (issuance) are recognized in the consolidated statements of comprehensive income.

Financial assets/liabilities at FVTPL and AFS financial assets are subsequently measured at fair value. HTM financial assets, loans and receivables, and other financial liabilities are measured at amortized costs using the effective interest rate method.

Interest income and expense in accordance with financial assets and liabilities are recognized in net income on an accrual basis using the effective interest rate method.

Gains or losses arising from changes in the fair value of the financial assets/liabilities at FVTPL are presented in the consolidated statements of comprehensive income during the period in which they arise. Changes in the fair value of AFS financial assets are measured in other comprehensive income.

Dividends income of financial assets at FVTPL and AFS financial assets is recognized in net income when the Group’s right to receive the dividend is established.

AFS financial assets recognize cumulative fair value adjustment, which is previously recognized in the equity, in net income when disposing of assets or recognizing impairment loss.

4) Derecognition of financial assets and liabilities

The Group derecognizes a financial asset when the contractual right to the cash flows from the asset is expired, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another company. If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. The Group derecognizes financial liabilities when, and only when, the Group’s obligations are discharged, cancelled or they expire.

(8)	Offsetting financial instruments

Financial assets and liabilities are presented net in the consolidated statements of financial position when the Group has an enforceable legal right to set off and an intention to settle on a net basis or to realize an asset and settle the liability.

(9)	Impairment of financial assets

1) Assets carried at amortized costs

The Group assesses at the end of each reporting period whether there is any objective evidence that a financial asset (or a group of financial assets) is impaired. A financial asset (or a group of financial assets) is regarded as impaired when there is objective evidence of impairment loss as a result of one or more events (hereinafter the “loss event”) that occurred after the initial recognition and the loss event has an impact on the estimated future cash flows of the financial asset.

The criteria used to determine whether there is objective evidence of impairment include:

–	significant financial difficulty of the issuer or obligor;

–	a breach of contract, such as a default or delinquency in interest or principal payments;

–	the lender, for economic or legal reasons relating to the borrower’s financial difficulty, granting to the

–	borrower a concession that the lender would not otherwise consider;

–	it becoming probability that the borrower will enter bankruptcy or financial re-organization;

–	the disappearance of an active market for the financial asset due to financial difficulties; or

–	observable data indicating that there is a measurable decrease in the estimated future cash flows of a group of financial assets after initial recognition, although the decrease in the estimated future cash flows of individual financial assets included in the group is not identifiable.

For individually significant financial assets, the Group assesses whether objective evidence of impairment exists individually, and it assesses for impairment of financial assets that are not significant on an individual or collective basis. If there is no objective evidence of impairment exists for financial assets individually assessed, the Group includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets for which the Group recognizes impairment based on an individual assessment or impairment loss is continuously recognized are not subject to a collective impairment assessment.

The amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit loss that are not yet incurred), which is discounted at the financial asset’s original effective interest rate. The amount of loss is reduced directly from the asset’s carrying value or by using a provision account, and it is recognized in net income.

For loans and receivables or HTM financial assets with the variable interest rate, the current effective interest rate, which is determined under the contract, is used to measure impairment loss.

Whether collateral inflow is probable or not, the present value of the estimated future cash flows of collateralized financial asset is calculated as the cash flows, which may arise from collateral inflow, less costs of acquiring and selling collateral.

Future cash flows for a group of financial assets that are collectively assessed for impairment are estimated based on the historical loss experience of assets having credit risk characteristics, similar to those in the group of financial assets. If the historical loss experience is not enough or not existed, similar corporation’s comparable historical loss experience of a group of financial assets is used. The effects of current conditions that do not have an impact in the historical loss experience period are reflected, and the historical loss experience is adjusted based on the current observable data in order to remove the effects of conditions that currently do not exist but existed in the historical loss experience period.

For a collective assessment on impairment, financial assets are classified based on similar credit risk characteristics (i.e. based on the assessment of credit risk or grading process, considering asset type, industry, geographical location, collateral type, past-due status, and other relevant elements) indicating the debtor’s ability to pay all amounts of debt under the contractual terms. These characteristics are relevant to the estimation of future cash flows for groups of such assets as being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated.

When estimating the changes in future cash flows, observable data (i.e. an impairment loss arising from a pool of assets, an unemployment rate indicating the loss and its parameter, asset price, product price, or payment status) needs to be consistently reflected. The methodology and assumptions used for estimating future cash flows are reviewed regularly to reduce the difference between loss estimates and actual loss experience.

When the amount of impairment loss decreases subsequently and the decrease is related to an event occurred after the impairment is recognized (i.e. an improvement in the debtor’s credit rating), the previously recognized impairment loss is reversed directly from or by adjusting the provision account. The reversed amount is recognized in net income for the current period.

2) AFS financial assets

The Group assesses at the end of each reporting period whether there is objective evidence that the Group’s financial asset (or a group of financial assets) is impaired. For debt securities, the Group uses the criteria refer to (9)-1) above.

For equity investments classified as AFS financial assets, a significant or prolonged decline in the fair value below the cost is considered objective evidence of impairment. When the fair value of an AFS financial asset is decreased below its acquisition cost which is considered an objective evidence of impairment, the cumulative loss, amounting to the difference between the acquisition cost and the current fair value, is removed from other comprehensive income and recognized in net income as an impairment loss. For AFS equity instruments, impairment losses recognized in net income on equity instruments are not reversed in net income. Meanwhile, when the fair value of AFS debt instrument increases in a subsequent period and the evidence is objectively related to an event occurred after recognizing the impairment loss, the impairment loss is reversed and recognized in net income.

(10)	Investment properties

The Group classifies the property held to earn rental or capital gain purpose as investment property. The investment property is measured at its cost at the initial recognition plus transaction costs arising at acquisition and after recognition, and is presented at cost less accumulated depreciation and accumulated impairment loss as carrying value.

Subsequent costs are recognized in carrying amount of an asset or as an asset if it is probable that future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

While land is not depreciated, all other investment properties is depreciated based on the respective assets’ estimated useful lives using the straight-line method. The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

(11)	Premises and equipment

Premises and equipment are stated at cost less subsequent accumulated depreciation and accumulated impairment losses. The cost of an item of premises and equipment is directly attributable to their purchase or construction, which includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located. However, under K-IFRS 1101 ‘First-time Adoption of International Financial Reporting Standards”, certain premises and equipment such as land and buildings were measured at fair value, which is regarded as deemed cost, at the date of transition to K-IFRS.

Subsequent costs to replace part of the premises and equipment are recognized in carrying amount of an asset or as an asset if it is probable that the future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. The carrying amount of the replaced part is eliminated from the books. Routine maintenance and repairs are expensed as incurred.

Premises and equipment are depreciated on a straight-line basis on the estimated economic useful lives as follows:

Classification	Useful life
Buildings used for business purpose	40 years
Structures in leased office	5 years
Movable properties for business purposes	5 years
Leased assets	Of the same kind or with similar useful lives

The Group reviews the depreciation method, the estimated useful lives and residual values of fixed assets at the end of each annual reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate. When the carrying amount of a fixed asset exceeds the estimated recoverable amount, the carrying amount of such asset is reduced to the recoverable amount.

(12)	Intangible assets

1) Goodwill

Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets acquired, liabilities and contingent liabilities assumed at the date of acquisition is recognized as goodwill. Such goodwill is classified as intangible assets.

A cash-generating unit to which goodwill has been allocated is tested for impairment annually, or more frequently when there is indication that the unit may be impaired. If the recoverable amount of the cash-generating unit is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit on a pro-rata basis based on the carrying amount of each asset in the unit. Any impairment loss for goodwill is recognized directly in net income in the consolidated statements of comprehensive income. An impairment loss recognized for goodwill is not reversed in subsequent periods.

On disposal of the relevant cash-generating unit, the attributable amount of goodwill is included in the determination of the gain or loss on disposal.

2) Development costs, patents and other intangible assets

Intangible assets are stated at the manufacturing cost or acquisition cost plus additional incidental expenses less accumulated amortization and accumulated impairment losses.

Expenditures incurred in conjunction with development of new products or technology, in which the elements of costs can be individually identified and future economic benefits are probably expected, are capitalized as development costs under intangible assets. If the Group donates assets, such as buildings, to the government and is given a right to use or benefit from the assets, the donated assets are recorded as beneficial donated assets under intangible assets.

Intangible assets are amortized using the straight-line method over the estimated useful lives, which are five years for development costs, contractual contact period for the beneficial donated assets, ten years for patents and five years for other intangible assets.

The estimated useful life and amortization method are reviewed at the end of each reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate.

Intangible assets, including goodwill and membership, with indefinite useful lives are tested for impairment annually. All other assets are tested for impairment when there is an objective indication that the carrying amount may not be recoverable, and if the indication exists, the Group estimates the recoverable amount

(13)	Impairment of non-monetary assets

Impairment loss is recognized carrying amount exceeding recoverable amount, recoverable amount is the higher of value in use and net fair value less costs to sell.

For impairment testing purposes, assets are allocated to each of the Group’s cash-generating units (“CGU”). Non-monetary assets, except for goodwill impaired, are reviewed in subsequent periods for potential recovery of value and reversal or impairment previously recognized, at the end of each reporting period.

(14)	Lease

A lease is classified as a financial lease, if it transfers substantially all the risks and rewards incidental to ownership with the lessee. Assets held under finance leases are initially recognized as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the consolidated statements of financial position as a finance lease obligation. Lease obligation deducting related financial cost is recognized as a financial lease liability. Interest factor included in financial cost is reflected in the consolidated statements of comprehensive income to achieve a constant rate of interest on the remaining balance of the liability.

All other leases are classified as operating leases and are not recognized as an asset in the consolidated statements of financial position. Operating lease payments are recognized as expenses amortized over the lease period using the straight-line method after deducting any incentives from the lessor.

(15)	Derivative instruments and hedging activities

Derivatives are initially recognized at fair value at the date the derivative contract is entered into, and they are subsequently remeasured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in net income immediately unless the derivative is designated and effective as a hedging instrument.

The Group designates certain hedging instrument to:

–	hedge of the exposure to changes in fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge);

–	hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge); and

–	hedge of a net investment in a foreign operation.

At the inception of the hedge relationship, the Group documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Company documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

a) Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in net income immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument no longer qualifies for hedge accounting and the fair value adjustment to the carrying amount of the hedged item is amortized to net income from that date to maturity using the effective interest rate method.

b) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in net income. Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to net income in the periods when the hedged item is recognized in net income.

Hedge accounting is discontinued when the hedging instrument expires or is sold, or it no longer qualifies for hedge accounting, and any gain or loss accumulated in equity at that time remains in equity and is recognized when the forecast transaction is ultimately recognized in net income. When a forecasted transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in net income.

3) Hedge of a net investment in foreign operations

Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognized in equity while the gain or loss relating to the ineffective portion is recognized immediately in net income. The cumulated gain and loss in other comprehensive income is reclassified from equity to net income on the disposal or partial disposal of the foreign operations.

(16)	Non-current assets held for sale group

The Group classifies a non-current asset (or disposal group) as held for sale if its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The Group measures a non-current asset (or disposal group) classified as held for sale at the lower of its carrying amount and fair value less costs to sell.

(17)	Compound financial instruments

The component parts of compound financial instruments issued by the Group are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangement. At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for a similar non-convertible instrument. This amount is recorded as a liability on an amortised cost basis using the effective interest rate method until extinguished upon conversion or at the instrument’s maturity date. The equity component is determined by deducting the amount of the liability component from the fair value of the compound instrument as a whole. This is recognised and included in equity and is not subsequently remeasured. The transaction cost related to the issuance of compound financial instrument is allocated to the liability and equity component proportionately to the amounts issued.

(18)	Provisions

The Group recognizes provisions if it has a present or contractual obligations as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and the amount of the obligation is reliably estimated. Provisions are not recognized for future operating losses.

The Group recognizes provisions related to the unused portion of point rewards earned by credit card customers, payment guarantees and litigations.

Where the Group is required to restore a leased property that is used as a branch, to an agreed condition after the contractual term expires, the present value of expected amounts to be used to dispose, decommission or repair the facilities as an asset retirement obligation.

Where there are a number of similar obligations, the probability that an outflow will be required in settlement is determined by considering the obligations as a whole. Although the likelihood of outflow for any one item may be small, if it is probable that some outflow of resources will be needed to settle the obligations as a whole, a provision is recognized.

Provisions are recognized when the Group has a present obligation as a result of a past event, it is probable that the Group will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the present value of the best estimate of the consideration required to settle the present obligation at the end of the reporting period. The discount rate used in calculating the present value is the pre-tax discount rate taken into accounts the inherent risks and time value of the obligation, in the market. The increase in provisions due to the passage of time is recognized as interest expense.

(19)	Equity capital

The Group recognizes common stock as equity and redeemable preferred stocks as a liability. Direct expenses related to the issuance of new shares or options are recognized as a deduction from equity, net of any tax effects.

If the Group reacquires its own equity instruments, those instruments (“treasury shares”) are presented as a deduction from total equity. The gain or loss on the purchase, sale, issue, or cancellation of treasury shares is not recognized in net income but recognized directly in equity.

(20)	Financial guarantee contracts

A financial guarantee contract refers to the contract that requires the issuer to pay the specified amounts to reimburse the holder for a loss because the specified debtor fails to make payment when due under original or revised contractual terms of debt instruments. The financial guarantee contract is measured on initial recognition at the fair value, and the fair value is amortized over the financial guarantee contractual term.

After initial recognition, financial guarantee contract is measured at the higher of:

–	the present value of expected payment amount due to the financial guarantee contract

–	initially recognized amount of financial guarantee contract less recognized accumulated amortization in accordance with K-IFRS 1018 ‘Revenue’.

(21)	Interest income and expense recognition

The Group recognizes interest income and expenses from HTM financial assets measured at amortized cost, loans and receivables, and other financial liabilities on an accrual basis using the effective interest rate method.

Effective interest rate method is the method of calculating the amortized cost of financial assets or liabilities and allocating the interest income or expense over the relevant period. The effective interest rate reconciles the expected future cash in and out through the expected life of financial instruments or shorter period if appropriate, and net carrying value of financial assets or liabilities. When calculating the effective interest rate, the group estimates future cash flows considering all contractual terms of the financial instruments such as prepayment option, except the loss on future credit risk. Also, the effective interest rate calculation reflects commission, points (only responsible for the effective interest rate) that are paid or earned between contracting parties, transaction costs, and other premiums and discounts.

(22)	Dividends

Dividends are recognized as liabilities when it is approved by the shareholder.

(23)	Employee benefits

1) Short-term employee benefits

The Group recognizes the undiscounted amount of short-term employee benefits expecting payment in exchange for services when the employee renders the services. The Group, also, recognizes relevant liabilities and expenses for the accumulating compensated absence when the services that increase the future paid-leave right are rendered. Expenses and liabilities for the accumulated absence are also recognized in the consideration for constructive obligation when the Group pays a bonus.

2) Retirement benefits

The Group offers a wide variety of retirement benefit plans and, in general, it raises the amounts computed based on actuarial assumptions through the payment regarding additional fund in which the insurance company or fiduciary manages.

The Group operates both defined benefit plan and defined contribution plan. The defined contribution plan is the retirement benefit plans that pay the fixed amount of bonus to other fund organizations. The Group does not have any legal or constructive obligations to make further payment even if it does not pay all employee benefits relating to employee service rendered to the Group in the current and prior periods.

For defined benefit plans, the liability recognized in the consolidated statements of financial position is the present value of the current defined benefit obligation at the end of each reporting date, less the fair value of plan assets, adjusted for unrecognized past service cost.

The defined benefit obligation is calculated on an annual basis by independent actuaries according to the projected unit credit method. The present value of defined benefit obligations is expressed in a currency in which retirement benefits will be paid and is calculated by discounting expected future cash outflows with the interest rate of high quality corporate bonds which maturity is similar to the payment date of retirement benefit obligations.

Actuarial gains and losses arising from the difference between changes in actuarial assumptions and what has actually occurred are recognized in net income in the period in which they occur.

Past service cost is reflected immediately in net income. However, past service cost is recognized as an expense on a straight-line basis over the vesting period when changes in retirement pension plan continues to require employees to remain on work duties during the vesting period.

Being connected to defined contribution plans, the Group mandatorily, contractually, or voluntarily pays contributions to pension insurance plans, which are managed publicly or privately. The Group has no payment obligations after contributions are paid. Contributions are recognized as employee benefit expense at a due date for payment. Prepaid contributions are recognized a decrease in future payment due to the excessive contributions or available refund as assets.

3) Termination benefits

Termination benefits are paid when employment is involuntarily terminated by the Group before the normal retirement date or an employee accepts voluntary retirement in exchange for benefits. The Group recognizes termination benefits when employment is terminated based on detailed formal plans or voluntary retirement is encouraged, providing termination benefits. Termination benefits are discounted at present value when they are due more than 12 months after the reporting date.

4) Profit-sharing and bonus plan

The Group recognizes appropriate provisions and expenses considering profits related shareholders of the Group after adjusting a specific sum of amounts. The Group recognizes contractual obligations and obligations as a result of a past practice as provisions.

(24)	Income tax expense

Income tax comprises current tax and deferred tax. Income tax is recognized in net income except to the extent that it relates to items recognized in other comprehensive income or directly in equity.

Current tax expenses are calculated based on the basis of tax laws that have been enacted by the reporting date or substantively enacted in the countries where the Group operates and generates taxable income.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. However, the Group does not recognize deferred tax arising on the initial recognition of an asset or a liability in a transaction that is not a business combination and that, at the time of the transaction, affects neither accounting profit nor taxable profit. Deferred taxes are determined using tax rates and laws that have been enacted by the reporting date —the date when the relevant deferred tax assets are realized and the deferred tax liabilities are settled— or substantially enacted.

Deferred tax assets are recognized if future taxable profits are probable so that the temporary differences can be used.

Deferred tax liabilities are provided on temporary differences arising on investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention either to settle the balances on a net basis or to realize the asset and settle the liability simultaneously.

(25)	Origination fees and costs

The commission, which is part of the effective interest rate of loans, is accounted for deferred origination fees. Incremental cost related to the acquisition or disposal is accounted for deferred origination costs, and it is amortized on the effective interest rate method and included in interest revenues on loans.

(26)	Loan sales

When the Group disposes of loans based on valuations performed by a third party independent specialist (institution) using a reasonable and rational method, the difference between the book value and the selling price is recognized as gains and losses on disposal.

(27)	Earnings per share (“EPS”)

Basic earnings per share is calculated by dividing net income from the statement of comprehensive income by the weighted average number of outstanding common shares, and diluted EPS is calculated by adjusted earnings and number of shares for the effects of all dilutive potential common shares.

(28)	Accounting developments

The Group has not applied the following new and revised K-IFRS that have been issued but are not yet effective:

Amendments to K-IFRS 1107 ‘Disclosures – Transfers of Financial Assets’

The amendments to K-IFRS 1107 increase the disclosure requirements for transactions involving transfers of financial assets. These amendments are intended to provide greater transparency around risk exposures when a financial asset is transferred but the transferor retains some level of continuing exposure in the asset. It will be applied for annual periods beginning on or after July 1, 2011.

Amendments to K-IFRS 1012 ‘Deferred Tax – Recovery of Underlying Assets’

Under the amendments, investment properties that are measured using the fair value model in accordance with K-IFRS 1040 Investment Property and property and equipment that are measured using revaluation model in accordance with K-IFRS 1016 Property, plant and equipment are presumed to be recovered through sale for the purposes of measuring deferred taxes, unless the presumption is rebutted in certain circumstances. It will be applied for annual periods beginning on or after January 1, 2011.

Amendments to K-IFRS 1019 – ‘Employee Benefits’

The amendments to K-IFRS 1019 change the accounting for defined benefit plans and termination benefits. The most significant change relates to the accounting for changes in defined benefit obligations and plan assets when they occur, and hence eliminate the ‘corridor approach’ permitted under the previous version of K-IFRS 1019 and accelerate the recognition of past service costs. The amendments to K-IFRS 1019 are effective for annual periods beginning on or after January 1, 2013.

Legislation of K-IFRS 1113 ‘Fair Value Measurement’

K-IFRS 1113 establishes a single source of guidance for fair value measurements and disclosures about fair value measurements. K-IFRS 1113 is effective for annual periods beginning on or after January 1, 2013, with earlier application permitted.

The Group anticipates that the amendments listed above may not have significant impact on the Group’s consolidated financial statements.

(29)	Others

1) Reclassification of gains (losses) on beneficiary certificates

For the year ended December 31, 2010 and the six months ended June 30, 2011, the Bank had classified its dividends from beneficiary certificates and gains (losses) on disposal of beneficiary certificates as other interest income on beneficiary certificates. Subsequent to the period, the Group changed its classification for the dividends to dividend income on beneficiary certificates and gains (losses) on disposal of beneficiary certificates to gains (losses) on disposal of AFS financial assets, respectively.

The effects of change for the three months ended March 31, 2011 and 2010 and six months ended June 30, 2011 and 2010, respectively, are as follows (Korean Won in millions):

	2011				2010
	Three months ended March 31		Six months ended June 30		Three months ended March 31		Six months ended June 30
Net interest income	￦	(28,759)	￦	(85,151)	￦	(35,635)	￦	(91,232)
Dividend income		2,139		11,352		4,484		19,299
Gain (loss) on AFS financial assets		26,620		73,799		31,151		71,933

As a result of the reclassification as discussed above, the Group retroactively adjusted the financial statements for the prior period and such reclassification did not have an effect on net assets and net income of the Bank.

2) Impairment loss on Kumho Industrial Co., Ltd.

According to the previous GAAP (“K-GAAP”), Statements of Korean Accounting Standards No. 2 ‘Interim Financial Reporting’, the impairment loss on financial assets should be recognized on a cumulative basis when the fair value of the investment is decreased more than 30 percent of the acquisition cost. During the 2010 interim period, ￦33,083 million of impairment loss on the investment in Kumho Industrial Co., Ltd. was recognized due to the decrease in its fair value more than 30 percent of the acquisition cost. The impairment loss recognized during the interim period was reversed for the year ended December 31, 2010 due to the increase in the fair value of Kumho Industrial Co., Ltd. in a subsequent period in accordance with the previous GAAP.

Based on K-IFRS adopted from the fiscal year beginning on January 1, 2010, the impairment losses on AFS financial assets recognized during the interim period cannot be reassessed on a cumulative basis. As such, the impairment loss on the financial assets recognized during the interim period due to the decrease in fair value of the AFS financial assets should not be reversed through net income when the fair value of the AFS financial assets is increased subsequently. The impairment losses amounting to any increase in the fair value of the AFS financial assets in a subsequent period should be recognized as other comprehensive income.

3) Reclassification of due from banks in foreign currencies

The Group loaned to Woori Bank China (Limited) during January 2011 and recognized the loan as due from banks in foreign currencies as of March 31, 2011 and June 30, 2011, respectively. As of September 31, 2011, the Group reclassifies the loans from due from banks in foreign currencies to inter-bank loans in foreign currencies.

The effects of change as of March 31 and June 30, 2011 are as follows (Korean Won in millions):

	2011
	As of March 31		As of June 30
Decrease in due from banks	￦	(22,144)	￦	(86,248)
Increase in inter-bank loans		22,144		86,248

As a result of reclassification, the Group retroactively adjusted the financial statements for the prior period and such reclassification did not have an effect on net assets and net income of the Group.

4) Change in the recognition of gains (losses) on transactions of derivatives

As for the application of K-GAAP, the Group recorded gains (losses) on transactions of derivatives that for the year ended December 31, 2010, the Group recognized gains (losses) on transactions of derivatives such as interest swap, currency swap and commodity swap based on the gross amount of the assets (liabilities) and the settlement amount, respectively. The Group changed its recognition of gains (losses) on such transactions based on the net of the assets (liabilities) and settlement amount.

The effects of change for the year ended December 31, 2010 under K-GAAP are as follows (Korean Won in millions):

	2010
	Three months ended March 31		Six months ended June 30		Nine months ended September 30		The year ended December 31
Decrease in gains on transactions of derivatives	￦	(71,321)	￦	(120,273)	￦	(208,800)	￦	(262,991)
Decrease in losses on transactions of derivatives		(71,321)		(120,273)		(208,800)		(262,991)

As a result of the changes as discussed above, such changes did not have an effect on net assets and net income of the Group for the year ended December 31, 2010.

Also, as for the application of credit default swap under K-GAAP, the Group recorded gains (losses) on transactions of derivatives with total amount of assets (liabilities) and settlement amount, respectively. But for the nine months ended September 31, 2010, the Group changed its recoding with the net amount of assets (liabilities) and settlement amount.

The effects of change for the three months and six months ended June 30, 2010 are as follows (Korean Won in millions):

	2010
	Three months ended March 31		Six months ended June 30
Decrease in gains on transactions of derivatives	￦	(86,007)	￦	(176,018)
Decrease in losses on transactions of derivatives		(86,007)		(176,018)

As a result of the changes as discussed above, such changes did not have an effect on net assets and net income of the Group for the three months ended March 31, 2010 and six months ended June 30, 2010, respectively.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experience and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions. The following are the accounting estimates and assumptions that have a significant risk of causing changes to the carrying amounts of assets and liabilities within the next accounting period.

(1)	Impairment of goodwill

The Group performs impairment test of goodwill annually or more frequently when there is indication that a CGU may be impaired. Determining whether goodwill is impaired requires an estimation of the value in use of the CGU to which goodwill has been allocated. The value in use calculation requires the Group’s management to estimate the future cash flows expected to arise from the CGU and a suitable discount rate in order to calculate present value.

(2)	Fair value of financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Group uses its judgment to select a variety of valuation techniques and make assumptions based on market conditions existing at the end of each reporting period.

(3)	Impairment loss on financial assets

The Group individually recognizes an impairment loss on financial assets by assessing the occurrence of loss events or it assesses impairment for a group of financial assets with similar credit risk characteristics. Impairment loss for financial assets is the difference between such assets’ carrying value and the present value of estimated recoverable cash flows. The estimation of future cash flows requires management judgment.

4.	RISK MANAGEMENT

The Group’s operating activity is exposed to various financial risks; hence, the Group is required to analyze and assess the level of complex risks, determine the level of risks to be accepted, or to manage the risks.

The Group’s risk management procedure is set for improvement in the quality of assets held and investments by making a decision about how to avoid or mitigate risks through the identification of the cause of the potential risk and its scope.

The Group takes the approach to minimize the risk and maximize the profit by managing the risks acceptable to the Group and eliminating the excessive risks of financial instruments. For this, the following procedures are performed: risk recognition, measurement and assessment, control, and monitoring and reporting.

The risk is managed by the risk management department based on the Group’s policy. The Risk Management Committee of the Group makes the decision on the risk strategy such as allocation of risk assets and limit settlement.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goal of credit risk management is to maintain the credit risk exposure to a permissible degree and to optimize the rate of return considering such credit risk.

1) Credit risk management

The Group considers the probability of failure in performing the obligation of its counterparties, credit exposure to the counterparty and the related default risk and the rate of default loss. The Group uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Group utilizes credit grades derived using statistical methods.

2) Credit line management

In order to manage credit risk limit, the Group establishes the appropriate credit line per obligor, company or industry and monitors obligors’ credit line, total exposures and loan portfolios when approving the loan.

3) Credit risk mitigation

The Group mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Group has adopted the entrapment method acknowledged by BASEL II standards to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Group regularly performs a revaluation of collateral reflecting such credit risk mitigation.

4) Maximum exposure to credit risk

The maximum exposures of financial instruments, excluding equity securities, to credit risk are as follows (Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Loans and receivables	Government	￦	12,650,614	￦	9,109,902	￦	6,741,707
	Banks		9,396,031		7,560,519		9,585,034
	Corporation		86,794,609		82,254,643		83,550,636
	Consumer		83,067,778		78,705,811		76,971,957

	Sub-total		191,909,032		177,630,875		176,849,334

Financial assets at FVTPL	Short-term debt securities (*1)		7,674,574		7,438,099		8,079,782
	Derivative assets		3,360,383		3,469,084		3,941,265

	Sub-total		11,034,957		10,907,183		12,021,047

AFS financial assets	AFS debt securities (*1)		9,142,566		9,599,710		6,938,399
HTM financial assets	HTM debt securities		15,400,425		15,920,317		12,527,029
Derivative assets	Derivative assets		326,413		133,224		107,508
Off-balance	Guarantees		22,516,325		23,451,380		24,510,729
	Loan commitments		84,708,979		79,895,333		74,519,965

	Sub-total		107,225,304		103,346,713		99,030,694

	Total	￦	335,038,697	￦	317,538,022	￦	307,474,011

(*1)	Financial assets at FVTPL and AFS financial assets represent debt security amount only (Notes 7 and 8).

5) Credit risk of loans and receivables

The credit risk of loans and receivables by loan conditions are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Korean treasury and government agencies		Banks		Business		Consumers		Total
Loans neither overdue nor impaired	￦	12,653,490	￦	9,405,494	￦	86,861,873	￦	81,848,111	￦	190,768,968
Loans overdue but not impaired		313		3,492		158,049		1,116,066		1,277,920
Impaired loans		—		—		2,693,687		519,856		3,213,543

Gross loans		12,653,803		9,408,986		89,713,609		83,484,033		195,260,431

Provisions for credit losses		3,189		12,955		2,919,000		416,255		3,351,399

Total, net	￦	12,650,614	￦	9,396,031	￦	86,794,609	￦	83,067,778	￦	191,909,032

	December 31, 2010
	Korean treasury and government agencies		Banks		Business		Consumers		Total
Loans neither overdue nor impaired	￦	9,112,178	￦	7,586,792	￦	80,115,573	￦	77,808,107	￦	174,622,650
Loans overdue but not impaired		832		852		146,458		893,817		1,041,959
Impaired loans		88		1,084		5,741,155		395,211		6,137,538

Gross loans		9,113,098		7,588,728		86,003,186		79,097,135		181,802,147

Provisions for credit losses		3,196		28,209		3,748,543		391,324		4,171,272

Total, net	￦	9,109,902	￦	7,560,519	￦	82,254,643	￦	78,705,811	￦	177,630,875

	January 1, 2010
	Korean treasury and government agencies		Banks		Business		Consumers		Total
Loans neither overdue nor impaired	￦	6,751,129	￦	9,608,269	￦	83,263,072	￦	75,990,986	￦	175,613,456
Loans overdue but not impaired		312		1,690		194,478		990,086		1,186,566
Impaired loans		—		—		2,871,941		363,199		3,235,140

Gross loans		6,751,441		9,609,959		86,329,491		77,344,271		180,035,162

Provisions for credit losses		9,734		24,925		2,778,855		372,314		3,185,828

Total, net	￦	6,741,707	￦	9,585,034	￦	83,550,636	￦	76,971,957	￦	176,849,334

a) Credit quality of loans and receivables

The Group manages its loans and receivables that are neither overdue nor impaired through an internal rating system. The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses. Segregation of credit quality is as follows (Unit: Korean Won in millions):

<December 31, 2011>

	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Investment grade (*1)	￦	12,649,787	￦	9,367,466	￦	36,594,727	￦	6,147,829	￦	3,263,526	￦	46,006,082	￦	74,847,192	￦	142,870,527
Non-investment grade (*2)		514		25,075		16,175,665		19,905,531		3,437,740		39,518,936		6,826,818		46,371,343

Total	￦	12,650,301	￦	9,392,541	￦	52,770,392	￦	26,053,360	￦	6,701,266	￦	85,525,018	￦	81,674,010	￦	189,241,870

Value of collateral	￦	—	￦	524,238	￦	17,368,373	￦	19,747,568	￦	1,455,022	￦	38,570,963	￦	64,830,655	￦	103,925,856

<December 31, 2010>

	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small and medium sized enterprise		Project financing		Sub-total
Investment grade (*1)	￦	9,108,483	￦	7,554,243	￦	28,209,022	￦	4,788,600	￦	2,783,096	￦	35,780,718	￦	70,755,792	￦	123,199,236
Non-investment grade (*2)		582		4,424		18,488,052		20,016,304		4,659,331		43,163,687		6,897,380		50,066,073

Total	￦	9,109,065	￦	7,558,667	￦	46,697,074	￦	24,804,904	￦	7,442,427	￦	78,944,405	￦	77,653,172	￦	173,265,309

Value of collateral	￦	125	￦	371,473	￦	15,608,051	￦	19,231,970	￦	1,348,915	￦	36,188,936	￦	59,004,537	￦	95,565,071

<January 1, 2010>

	Korean treasury and government agencies		Banks		Corporates										Total
					General business		Small and medium sized enterprise		Project financing		Sub-total		Consumers
Investment grade (*1)	￦	6,741,059	￦	9,582,655	￦	27,668,143	￦	4,039,973	￦	2,655,260	￦	34,363,376	￦	68,876,901	￦	119,563,991
Non-investment grade (*2)		337		693		19,497,070		19,656,877		8,236,877		47,390,824		6,948,264		54,340,118

Total	￦	6,741,396	￦	9,583,348	￦	47,165,213	￦	23,696,850	￦	10,892,137	￦	81,754,200	￦	75,825,165	￦	173,904,109

Value of collateral	￦	36,500	￦	273,989	￦	16,136,757	￦	18,227,777	￦	1,336,168	￦	35,700,702	￦	57,081,271	￦	93,092,462

The Group recognized an provision for credit losses, for loans and receivables neither overdue nor impaired, in the amount of ￦1,527,098 million, ￦1,357,341 million and ￦1,709,347 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the loans and receivables that are neither overdue nor impaired.

(*1)	Classified from AAA to BBB for corporates, from level 1 to level 6 for consumers by the internal credit rating
(*2)	Classified from BBB- to C for corporates, from level 7 to level 10 for consumers by the internal credit rating

b) Aging analysis of loans and receivables

Aging analysis of loans and receivables that are overdue but not impaired are as follows:

The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses (Unit: Korean Won in millions).

<December 31, 2011>

Overdue	Korean treasury and government agencies				Corporates										Total
			Banks		General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers
Less than 30 days	￦	313	￦	3,490	￦	38,983	￦	77,174	￦	7,708	￦	123,865	￦	892,779	￦	1,020,447
30 to 60 days		—		—		1,636		18,508		—		20,144		98,343		118,487
60 to 90 days		—		—		812		7,162		—		7,974		59,339		67,313
Total	￦	313	￦	3,490	￦	41,431	￦	102,844	￦	7,708	￦	151,983	￦	1,050,461	￦	1,206,247

Value of collateral	￦	—	￦	—	￦	4,118	￦	80,451	￦	—	￦	84,569	￦	789,797	￦	874,366

<December 31, 2010>

Overdue					Corporates
	Korean treasury and government agencies		Banks		General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers		Total
Less than 30 days	￦	832	￦	852	￦	39,270	￦	53,172	￦	—	￦	92,442	￦	749,339	￦	843,465
30 to 60 days		—		—		12,935		20,745		—		33,680		64,920		98,600
60 to 90 days		—		—		11,795		2,294		—		14,089		32,966		47,055
Total	￦	832	￦	852	￦	64,000	￦	76,211	￦	—	￦	140,211	￦	847,225	￦	989,120

Value of collateral	￦	—	￦	—	￦	29,012	￦	57,039	￦	—	￦	86,051	￦	623,956	￦	710,007

<January 1, 2010>

Overdue					Corporates
	Korean treasury and government agencies		Banks		General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers		Total

Less than 30 days	￦	311	￦	1,686	￦	84,310	￦	64,126	￦	—	￦	148,436	￦	827,460	￦	977,893
30 to 60 days		—		—		10,721		13,537		—		24,258		61,806		86,064
60 to 90 days		—		—		8,243		6,202		—		14,445		46,707		61,152

Total	￦	311	￦	1,686	￦	103,274	￦	83,865	￦	—	￦	187,139	￦	935,973	￦	1,125,109

Value of collateral	￦	—	￦	—	￦	15,855	￦	59,891	￦	—	￦	75,746	￦	668,977	￦	744,723

The Group recognized an provisions for credit losses, for loans and receivables that are overdue but not impaired, in the amount of ￦71,673 million, ￦52,839 million and ￦61,457 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the loans and receivables that are overdue but not impaired.

c) Individually impaired loans and receivables

Impaired loans and receivables are as follows (Unit: Korean Won in millions):

The collateral value held is the collateral-allocated amount used when calculating the respective provision for loan loss.

<December 31, 2011>

	Korean treasury and government agencies		Banks		Corporates										Total
					General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers
Impaired loans	￦	—	￦	—	￦	618,177	￦	393,998	￦	105,433	￦	1,117,608	￦	343,307	￦	1,460,915
Value of collateral		—		—		508,596		485,296		60,000		1,053,892		341,576		1,395,468

<December 31, 2010>

	Korean treasury and government agencies		Banks		Corporates										Total
					General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers
Impaired loans	￦	5	￦	1,000	￦	1,793,220	￦	342,096	￦	1,034,711	￦	3,170,027	￦	205,414	￦	3,376,446
Value of collateral		—		1,083		1,187,911		379,464		110,374		1,677,749		195,998		1,874,830

<January 1, 2010>

	Korean treasury and government agencies		Banks		Corporates										Total
					General business		Small & medium sized enterprise		Project financing		Sub-total		Consumers
Impaired loans	￦	—	￦	—	￦	1,129,697	￦	320,516	￦	159,084	￦	1,609,297	￦	210,819	￦	1,820,116
Value of collateral		—		—		614,356		356,803		25,872		997,031		177,760		1,174,791

The Group recognized an provision for credit losses, for impaired loans and receivables, in the amount of ￦1,752,628 million, ￦2,761,092 million and ￦1,415,024 million as of December 31, 2011, 2010 and January 1, 2010, respectively, which is deducted from the impaired loans and receivables.

6) Credit quality of debt securities

The Group manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (“ECAI”)’s rating is as follows (Unit: Korean Won in millions):

	December 31, 2011
	Held for trading		Other at FVTPL		AFS securities		HTM securities		Total
AAA	￦	3,218,329	￦	—	￦	7,539,168	￦	14,976,828	￦	25,734,325
AA- ~ AA+		4,240,423		—		703,079		322,592		5,266,094
BBB- ~ A+		215,822		—		900,319		101,005		1,217,146

Total	￦	7,674,574	￦	—	￦	9,142,566	￦	15,400,425	￦	32,217,565

	December 31, 2010
	Held for trading		Other at FVTPL		AFS securities		HTM securities		Total
AAA	￦	2,242,260	￦	—	￦	7,103,144	￦	14,859,515	￦	24,204,919
AA- ~ AA+		4,379,299		—		795,345		298,658		5,473,302
BBB- ~ A+		816,540		—		1,701,221		762,139		3,279,900
Default grade		—		—		—		5		5

Total	￦	7,438,099	￦	—	￦	9,599,710	￦	15,920,317	￦	32,958,126

	January 1, 2010
	Held for trading		Other at FVTPL		AFS securities		HTM securities		Total
AAA	￦	2,726,093	￦	—	￦	4,834,646	￦	11,794,330	￦	19,355,069
AA- ~ AA+		4,780,479		—		336,760		275,805		5,393,044
BBB- ~ A+		480,783		92,427		1,766,993		456,894		2,797,097

Total	￦	7,987,355	￦	92,427	￦	6,938,399	￦	12,527,029	￦	27,545,210

(*)	Held for trading, other at FVTPL and AFS financial assets represent debt securities amount only (Notes 7 and 8).

7) Geographical and industrial distribution of credit risk

a) Geographical distribution of credit risk

The geographical distribution of credit risk of financial asset is as follows (Unit: Korean Won in millions):

		December 31, 2011
		Korea		USA		UK		Japan		China		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,650,614	￦	—	￦	—	￦	—	￦	—	￦	—	￦	12,650,614
	Banks		6,474,989		263,478		377,874		10,311		581,424		1,687,955		9,396,031
	Corporates		81,072,710		671,006		433,509		492,721		1,696,539		2,428,124		86,794,609
	Consumers		82,246,727		778,639		16		32,022		1,844		8,530		83,067,778

	Sub-total		182,445,040		1,713,123		811,399		535,054		2,279,807		4,124,609		191,909,032

Financial assets at FVTPL	Short-term debt securities		7,674,574		—		—		—		—		—		7,674,574
AFS financial assets	AFS debt securities		9,012,716		81,030		—		—		34,035		14,785		9,142,566
HTM financial assets	HTM debt securities		15,297,458		1,967		—		—		1,817		99,183		15,400,425
Off-balance	Guarantee		20,540,769		210,345		108,222		51,742		181,996		1,423,251		22,516,325
	Loan commitments		84,033,075		5,597		—		19,488		450,194		200,625		84,708,979

	Sub-total		104,573,844		215,942		108,222		71,230		632,190		1,623,876		107,225,304

	Total	￦	319,003,632	￦	2,012,062	￦	919,621	￦	606,284	￦	2,947,849	￦	5,862,453	￦	331,351,901

		December 31, 2010
		Korea		USA		UK		Japan		China		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	9,109,902	￦	—	￦	—	￦	—	￦	—	￦	—	￦	9,109,902
	Banks		5,695,968		418,506		152,105		4,505		384,714		904,721		7,560,519
	Corporates		76,222,064		788,743		537,516		536,438		1,575,885		2,593,997		82,254,643
	Consumers		77,677,166		819,831		6		27,924		3,099		177,785		78,705,811

	Sub-total		168,705,100		2,027,080		689,627		568,867		1,963,698		3,676,503		177,630,875

Financial assets at FVTPL	Short-term debt securities		7,438,099		—		—		—		—		—		7,438,099
AFS financial assets	AFS debt securities		9,465,409		108,872		—		—		15,503		9,926		9,599,710
HTM financial assets	HTM debt securities		15,800,202		2,262		—		—		—		117,853		15,920,317
Off-balance	Guarantee		22,478,664		115,514		68,634		48,057		164,791		575,720		23,451,380
	Loan commitments		79,385,050		56,945		—		1,593		399,126		52,619		79,895,333

	Sub-total		101,863,714		172,459		68,634		49,650		563,917		628,339		103,346,713

	Total	￦	303,272,524	￦	2,310,673	￦	758,261	￦	618,517	￦	2,543,118	￦	4,432,621	￦	313,935,714

		January 1, 2010
		Korea		USA		UK		Japan		China		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	6,738,784	￦	—	￦	—	￦	—	￦	—	￦	2,923	￦	6,741,707
	Banks		8,232,638		360,588		91,372		6,381		215,282		678,774		9,585,035
	Corporates		77,325,048		888,586		741,505		496,560		1,314,044		2,784,892		83,550,635
	Consumers		75,991,702		949,142		8		23,548		3,359		4,198		76,971,957

	Sub-total		168,288,172		2,198,316		832,885		526,489		1,532,685		3,470,787		176,849,334

Financial assets at FVTPL	Short-term debt securities		8,079,782		—		—		—		—		—		8,079,782
AFS financial assets	AFS debt securities		6,824,593		112,662		—		—		—		1,144		6,938,399
HTM financial assets	HTM debt securities		12,405,658		2,809		—		—		—		118,562		12,527,029
Off-balance	Guarantee		23,631,700		100,189		67,104		66,085		106,022		539,629		24,510,729
	Loan commitments		73,972,467		16,539		—		30,622		403,782		96,555		74,519,965

	Sub-total		97,604,167		116,728		67,104		96,707		509,804		636,184		99,030,694

	Total	￦	293,202,372	￦	2,430,515	￦	899,989	￦	623,196	￦	2,042,489	￦	4,226,677	￦	303,425,238

b) Industrial distribution of credit risk

The industrial distribution of credit risk of financial asset is as follows (Unit: Korean Won in millions):

		December 31, 2011
		Service		Manufacturing		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,587,950	￦	—	￦	62,664	￦	12,650,614
	Banks		8,234,509		76,700		1,084,822		9,396,031
	Corporates		39,507,016		35,405,638		11,881,955		86,794,609
	Consumers		7,509,934		1,770,533		73,787,311		83,067,778

	Sub-total		67,839,409		37,252,871		86,816,752		191,909,032

Financial assets at FVTPL	Short-term debt securities		6,222,279		76,139		1,376,156		7,674,574
AFS securities	AFS debt securities		4,787,167		20,436		4,334,963		9,142,566
HTM securities	HTM debt securities		9,622,920		—		5,777,505		15,400,425
Off-balance	Guarantee		7,705,487		11,629,194		3,181,644		22,516,325
	Loan commitments		20,040,351		26,061,884		38,606,744		84,708,979

	Sub-total		27,745,838		37,691,078		41,788,388		107,225,304

	Total	￦	116,217,613	￦	75,040,524	￦	140,093,764	￦	331,351,901

		December 31, 2010
Loans and receivables	Korean treasury and government agencies	￦	8,472,457	￦	—	￦	637,445	￦	9,109,902
	Banks		6,623,787		1,525		935,207		7,560,519
	Corporates		39,759,282		31,651,178		10,844,183		82,254,643
	Consumers		7,711,877		1,761,400		69,232,534		78,705,811

	Sub-total		62,567,403		33,414,103		81,649,369		177,630,875

Financial assets at FVTPL	Short-term debt securities		4,885,547		69,069		2,483,483		7,438,099
AFS securities	AFS debt securities		4,855,360		20,038		4,724,312		9,599,710
HTM securities	HTM debt securities		10,587,208		—		5,333,109		15,920,317
Off-balance	Guarantee		6,441,565		13,209,338		3,800,477		23,451,380
	Loan commitments		17,019,197		26,677,540		36,198,596		79,895,333

	Sub-total		23,460,762		39,886,878		39,999,073		103,346,713

	Total	￦	106,356,280	￦	73,390,088	￦	134,189,346	￦	313,935,714

		January 1, 2010
Loans and receivables	Korean treasury and government agencies	￦	6,455,102	￦	—	￦	286,605	￦	6,741,707
	Banks		6,885,865		69		2,699,101		9,585,035
	Corporates		41,620,308		31,098,082		10,832,245		83,550,635
	Consumers		8,134,534		1,876,931		66,960,492		76,971,957

	Sub-total		63,095,809		32,975,082		80,778,443		176,849,334

Financial assets at FVTPL	Short-term debt securities		5,252,006		114,577		2,713,199		8,079,782
AFS securities	AFS debt securities		2,458,968		57,870		4,421,561		6,938,399
HTM securities	HTM debt securities		10,582,299		5,758		1,938,972		12,527,029
Off-balance	Guarantee		5,857,017		14,689,322		3,964,390		24,510,729
	Loan commitments		15,983,277		24,913,962		33,622,726		74,519,965

	Sub-total		21,840,294		39,603,284		37,587,116		99,030,694

	Total	￦	103,229,376	￦	72,756,571	￦	127,439,291	￦	303,425,238

(2) Market risk

Market risk is the possible risk of loss arising from trading activities in the volatility of market factors such as interest rates, stock prices, and foreign exchange rates. Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1) Market risk management

For trading activities, the Group avoids, bears or mitigates risks by identifying the underlying source of risks, measuring parameters and evaluating their appropriateness.

2) Market risk measurement

The Group uses both standard-based and internal model-based approach to measure market risk. A standard risk measurement model is used to calculate individual market risk of owned capital while internal risk measurement model is used to calculate general capital market risk and it is used to measure internal risk management measure. The Risk Management Committee allocates owned capital to market risk. The Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department and risk factor and loss limit on a daily basis and reports regularly to the Risk Management committee.

3) Risk Control

At the beginning of each year, the Risk Management Committee establishes the VaR limit, loss limit and risk capital limit for its management purposes. Limit by investment desk/dealer is independently managed to the extent of the limit given to each departments of the Group and the limit by investment and loss cut is managed by risk management personnel with the department.

4) Sensitivity analysis of market risk

The Group performs sensitivity analysis for both trading and non-trading activities. For trading activities, the Group uses a VaR model which uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For non-trading activities, interest rate Earning at Risk (“EaR”) and interest rate VaR, which is based on the simulations of the Net Interest Income (“NII”) and Net Present Value (“NPV”), are calculated for the Group and the risk for all other subsidiaries is measured and managed by the interest rate VaR calculations based on a ‘Gap’ in interest rate per Bank for International Settlements (“BIS”) Framework. NII is a profit based indicator for displaying the profit changes in short term due to the short term interest change. It will be estimated as subtracting the interest expenses of liabilities from the interest income of the assets. NPV is an indicator for displaying the risk in economical view according to the unfavorable changes related to the interest rate. It will be estimated as subtracting the present value of liabilities from the present value of the asset. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of certain period of time. Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during certain period of present or future.

a) Trading activities

The minimum, maximum and average VaR for the years ended December 31, 2011 and 2010, respectively, and the VaR as of December 31, 2011 and 2010, respectively, are as follows (Unit: Korean Won in millions):

Risk factor	As of December 31, 2011		For the year ended December 31, 2011								For the year ended December 31, 2010
			Average		Maximum		Minimum		As of December 31, 2010		Average		Maximum		Minimum
Interest rate	￦	5,066	￦	5,113	￦	7,471	￦	2,878	￦	3,770	￦	12,321	￦	25,873	￦	3,172
Stock price		2,978		3,947		5,608		1,666		1,518		3,455		10,775		1,073
Foreign currencies		2,745		3,332		6,378		1,307		3,672		8,859		23,970		2,260
Commodity		3		134		773		2		13		728		2,733		9
Total risk		4,402		5,724		9,304		3,331		3,520		6,478		19,615		2,817

b) Non-trading activities

The NII and NPV are calculated, respectively, by using the simulation method for the Group and scenario responding to the interest rate (“IR”) changes are as follows (Korean Won in millions):

Name of scenario	December 31, 2011				December 31, 2010				January 1, 2010
	NII		NPV		NII		NPV		NII		NPV
Base case	￦	4,847,266	￦	9,959,770	￦	4,715,011	￦	13,190,185	￦	4,638,545	￦	8,092,752
Base case (Prepay)		4,854,961		9,888,303		4,713,325		13,285,006		4,641,567		8,160,631
IR 100bp up		5,059,011		10,024,446		4,955,261		13,732,678		4,932,985		8,775,274
IR 100bp down		4,591,374		9,919,369		4,440,066		12,599,940		4,328,327		7,356,131
IR 200bp up		5,270,755		10,109,386		5,195,521		14,236,469		5,227,779		9,412,908
IR 200bp down		4,250,407		9,907,990		4,074,044		11,951,146		3,921,553		6,556,123
IR 300bp up		5,482,498		10,210,892		5,435,778		14,708,128		5,522,205		10,011,974
IR 300bp down		3,819,860		9,933,636		3,493,958		11,230,159		3,255,417		5,667,912

The interest rate EaR and the interest rate VaR, calculated, respectively, based on the BIS Framework of the Group excluding the Group are as follows (Korean Won in millions):

December 31, 2011			December 31, 2010				January 1, 2010
EaR	VaR		EaR		VaR		EaR		VaR
￦79,381	￦	22,429	￦	66,163	￦	19,443	￦	41,777	￦	30,100

5) Other market risk

a) Interest rate risk

The Group estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by repricing date are as follows (Unit: Korean Won in millions):

		December 31, 2011
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	136,542,977	￦	22,852,633	￦	3,549,445	￦	4,514,552	￦	8,981,673	￦	5,708,954	￦	182,150,234
	AFS financial assets		1,799,688		1,261,218		1,713,060		2,759,124		4,883,199		422,508		12,838,797
	HTM financial assets		3,725,852		2,526,982		1,082,027		887,506		8,071,654		96,229		16,390,250

	Total		142,068,517		26,640,833		6,344,532		8,161,182		21,936,526		6,227,691		211,379,281

Liability	Deposits due to customers		92,306,919		21,104,315		16,723,313		15,300,748		20,644,013		163,498		166,242,806
	Borrowings		12,565,728		2,050,186		490,643		2,195,221		2,122,816		681,905		20,106,499
	Debentures		4,769,779		1,258,482		1,126,893		2,109,096		11,329,313		1,264,908		21,858,471

	Total	￦	109,642,426	￦	24,412,983	￦	18,340,849	￦	19,605,065	￦	34,096,142	￦	2,110,311	￦	208,207,776

		December 31, 2010
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	139,617,197	￦	16,286,993	￦	2,940,288	￦	3,362,392	￦	7,017,360	￦	1,550,453	￦	170,774,683
	AFS financial assets		1,490,824		2,166,367		716,838		2,189,157		3,393,975		394,812		10,351,973
	HTM financial assets		3,834,126		244,227		946,452		1,931,415		9,389,487		77,012		16,422,719

	Total		144,942,147		18,697,587		4,603,578		7,482,964		19,800,822		2,022,277		197,549,375

Liability	Deposits due to customers		89,477,077		18,759,427		16,981,042		14,767,146		18,927,037		145,878		159,057,607
	Borrowings		11,799,149		2,237,474		468,668		1,212,670		3,169,692		716,054		19,603,707
	Debentures		3,486,354		1,160,386		975,496		1,911,680		13,934,944		3,545,361		25,014,221

	Total	￦	104,762,580	￦	22,157,287	￦	18,425,206	￦	17,891,496	￦	36,031,673	￦	4,407,293	￦	203,675,535

		January 1, 2010
		Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	152,265,394	￦	11,564,449	￦	3,608,939	￦	3,003,975	￦	8,154,664	￦	1,531,267	￦	180,128,688
	AFS financial assets		610,065		526,524		665,822		1,102,297		3,950,741		439,792		7,295,241
	HTM financial assets		2,869,598		1,128,660		741,322		2,378,775		5,702,059		67,957		12,915,371

	Total		155,772,057		13,219,633		5,016,083		6,485,047		17,807,464		2,039,016		200,339,300

Liability	Deposits due to customers		90,729,160		15,003,244		14,015,935		14,648,702		17,251,437		195,505		151,843,983
	Borrowings		14,140,641		1,744,070		475,926		890,510		3,878,257		774,686		21,904,090
	Debentures		3,653,381		2,938,866		2,450,880		3,253,328		10,234,597		2,403,574		24,934,626

	Total	￦	108,523,182	￦	19,686,180	￦	16,942,741	￦	18,792,540	￦	31,364,291	￦	3,373,765	￦	198,682,699

Repricing date is defined as the date which interest rates of operational funds and procuring funds can be re-adjusted before the expiration date. Analysis based on interest expirations is used to analyze assets and liabilities that cause interest margins and interest costs. However, loans and receivable account that are not expected to have interest cash flow due to impairment and other circumstances are excluded from the analysis.

b) Currency risk

Currency risk occurs from the financial instrument denominated in a foreign currency other than the functional currencies. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions and Korean Won in millions):

		December 31, 2011
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	19,824	￦	22,863,396	256,803	￦	3,813,929	9,741	￦	1,777,788	816	￦	1,219,539	￦	2,126,750	￦	31,801,402
	Financial assets at FVTPL	347		400,498	233		3,467	—		—	1		1,375		—		405,340
	AFS financial assets	199		229,969	1,102		16,362	186		33,937	15		22,050		36,247		338,565
	HTM financial assets	21		23,867	—		—	10		1,812	—		—		77,288		102,967

	Total	20,391	￦	23,517,730	258,138	￦	3,833,758	9,937	￦	1,813,537	832	￦	1,242,964	￦	2,240,285	￦	32,648,274

Liability	Financial liabilities at FVTPL	424	￦	489,411	1,766	￦	26,226	—	￦	—	2	￦	2,667	￦	—	￦	518,304
	Deposits	6,090		7,023,436	62,491		928,091	8,788		1,603,813	223		333,608		482,261		10,371,209
	Borrowings	7,428		8,567,946	118,747		1,763,584	4		766	851		1,271,226		344,539		11,948,061
	Debentures	3,809		4,392,959	50,019		742,856	—		—	—		—		274,503		5,410,318
	Other financial liabilities	2,440		2,814,563	22,429		333,100	128		23,428	370		552,203		193,964		3,917,258

	Total	20,191	￦	23,288,315	255,452	￦	3,793,857	8,920	￦	1,628,007	1,446	￦	2,159,704	￦	1,295,267	￦	32,165,150

	Off-balance sheet items	12,034	￦	13,878,337	31,268	￦	464,379	123	￦	22,451	641	￦	958,219	￦	595,220	￦	15,918,606

		December 31, 2010
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	15,402	￦	17,540,903	252,852	￦	3,532,546	9,520	￦	1,642,217	883	￦	1,336,928	￦	1,775,410	￦	25,828,004
	Financial assets at FVTPL	378		430,778	403		5,629	—		—	—		322		—		436,729
	AFS financial assets	209		247,037	2,030		22,456	90		15,551	13		22,059		49,125		356,228
	HTM financial assets	26		29,612	—		—	—		—	—		—		113,925		143,537

	Total	16,015	￦	18,248,330	255,285	￦	3,560,631	9,610	￦	1,657,768	896	￦	1,359,309	￦	1,938,460	￦	26,764,498

Liability	Financial liabilities at FVTPL	1,518	￦	1,726,729	1,732	￦	24,195	—	￦	—	1	￦	1,024	￦	—	￦	1,751,948
	Deposits	5,158		5,874,575	45,357		633,670	7,200		1,241,963	156		235,560		447,999		8,433,767
	Borrowings	5,735		6,530,943	117,647		1,643,623	972		167,680	650		983,349		403,383		9,728,978
	Debentures	3,556		4,050,173	10,000		139,708	—		—	—		—		258,545		4,448,426
	Other financial liabilities	795		905,742	11,012		153,851	116		20,046	25		37,874		35,495		1,153,008

	Total	16,762	￦	19,088,162	185,748	￦	2,595,047	8,288	￦	1,429,689	832	￦	1,257,807	￦	1,145,422	￦	25,516,127

	Off-balance sheet items	11,537	￦	13,139,121	34,304	￦	479,258	506	￦	87,291	696	￦	1,053,871	￦	563,243	￦	15,322,784

		January 1, 2010
		USD			JPY			CNY			EUR			Others		Total

		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	16,170	￦	18,879,625	255,901	￦	3,231,571	66	￦	11,354	857	￦	1,434,938	￦	2,368,389	￦	25,925,877
	Financial assets at FVTPL	385		449,407	303		3,820	—		—	1		1,810		—		455,037
	AFS financial assets	423		493,750	4,690		59,225	—		—	58		97,649		41,620		692,244
	HTM financial assets	66		77,455	—		—	—		—	—		—		120,223		197,678

	Total	17,044	￦	19,900,237	260,894	￦	3,294,616	66	￦	11,354	916	￦	1,534,397	￦	2,530,232	￦	27,270,836

Liability	Financial liabilities at FVTPL	1,925	￦	2,247,206	1,249	￦	15,776	—	￦	—	2	￦	3,869	￦	—	￦	2,266,851
	Deposits	6,215		7,256,063	55,032		694,955	—		8	351		587,278		1,208,371		9,746,675
	Borrowings	7,045		8,225,924	57,132		721,476	—		—	201		336,939		275,621		9,559,960
	Debentures	2,958		3,453,639	10,000		126,282	—		—	300		502,284		180,629		4,262,834
	Other financial liabilities	700		817,293	3,272		41,322	—		—	70		117,854		69,440		1,045,909
	Total	18,843	￦	22,000,125	126,685	￦	1,599,811	—	￦	8	924	￦	1,548,224	￦	1,734,061	￦	26,882,229

	Off-balance sheet items	11,590	￦	13,532,836	40,644	￦	513,265	—	￦	—	819	￦	1,371,953	￦	620,800	￦	16,038,854

(3) Liquidity risk

Liquidity risk refers to the risk that the Group may encounter difficulties in meeting obligations from its financial liabilities.

1) Liquidity risk management

Liquidity risk management is to prevent potential cash shortage as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Group manages liquidity risk by identifying maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.); while maintaining the gap ratio at or below the target limit.

2) Maturity analysis of non-derivative financial liabilities

a)	The Group’s maturity analysis of non-derivative financial liabilities, cash flows of principals and interests, by remaining contractual maturities are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		96,425,171		17,482,780		15,025,139		33,330,322		4,871,864		1,490,642		168,625,918
Borrowings		11,594,987		2,305,798		794,432		2,489,316		2,748,473		678,892		20,611,898
Debentures		3,173,674		1,252,085		1,056,362		2,177,705		12,693,036		1,906,321		22,259,183
Other financial liabilities		10,791,636		23,458		—		—		—		3,963,631		14,778,725

Total	￦	121,991,303	￦	21,070,019	￦	16,881,833	￦	38,001,673	￦	20,523,714	￦	8,231,243	￦	226,699,785

	December 31, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	6,952	￦	38,770	￦	7,745	￦	38,083	￦	499,475	￦	1,375,818	￦	1,966,843
Deposits due to customers		86,725,216		15,543,784		15,828,790		34,299,954		6,096,054		1,585,392		160,079,190
Borrowings		10,302,555		2,863,086		610,201		1,485,583		3,700,201		713,096		19,674,722
Debentures		796,579		1,163,516		1,590,615		2,030,848		15,034,443		6,449,049		27,065,050
Other financial liabilities		4,054,238		14,342		—		—		73,371		2,538,276		6,680,227

Total	￦	101,885,540	￦	19,623,498	￦	18,037,351	￦	37,854,468	￦	25,403,544	￦	12,661,631	￦	215,466,032

	January 1, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	11,123	￦	43,379	￦	82,028	￦	42,644	￦	444,563	￦	1,762,125	￦	2,385,862
Deposits due to customers		78,737,607		12,613,822		14,947,508		39,090,936		6,091,260		1,512,525		152,993,658
Borrowings		12,565,916		2,211,515		877,941		972,475		4,610,501		769,063		22,007,411
Debentures		2,039,926		3,203,710		2,405,116		3,725,855		10,525,756		2,324,423		24,224,786
Other financial liabilities		3,428,188		—		58,880		—		—		3,066,059		6,553,127

Total	￦	96,782,760	￦	18,072,426	￦	18,371,473	￦	43,831,910	￦	21,672,080	￦	9,434,195	￦	208,164,844

Above maturity analysis includes both principal and interest cash flows by contractual maturities.

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		108,096,621		22,148,175		15,420,426		17,086,761		4,023,178		1,132,860		167,908,021
Borrowings		11,594,987		2,305,798		794,432		2,489,316		2,748,473		678,892		20,611,898
Debentures		3,173,674		1,252,085		1,056,362		2,177,705		12,693,036		1,906,321		22,259,183
Other financial liabilities		10,791,636		23,458		—		—		—		3,963,631		14,778,725

Total	￦	133,662,753	￦	25,735,414	￦	17,277,120	￦	21,758,112	￦	19,675,028	￦	7,873,461	￦	225,981,888

	December 31, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	6,952	￦	38,770	￦	7,745	￦	38,083	￦	499,475	￦	1,375,818	￦	1,966,843
Deposits due to customers		106,679,712		20,474,148		13,610,871		13,011,624		4,335,968		1,202,551		159,314,874
Borrowings		10,302,555		2,863,086		610,201		1,485,583		3,700,201		713,096		19,674,722
Debentures		796,579		1,163,516		1,590,615		2,030,848		15,034,443		6,449,049		27,065,050
Other financial liabilities		4,054,238		14,342		—		—		73,371		2,538,276		6,680,227

Total	￦	121,840,036	￦	24,553,862	￦	15,819,432	￦	16,566,138	￦	23,643,458	￦	12,278,790	￦	214,701,716

	January 1, 2010
	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	11,123	￦	43,379	￦	82,028	￦	42,644	￦	444,563	￦	1,762,125	￦	2,385,862
Deposits due to customers		100,593,806		17,976,464		13,165,844		14,966,754		4,252,223		1,215,905		152,170,996
Borrowings		12,565,916		2,211,515		877,941		972,475		4,610,501		769,063		22,007,411
Debentures		2,039,926		3,203,710		2,405,116		3,725,855		10,525,756		2,324,423		24,224,786
Other financial liabilities		3,428,188		—		58,880		—		—		3,066,059		6,553,127

Total	￦	118,638,959	￦	23,435,068	￦	16,589,809	￦	19,707,728	￦	19,833,043	￦	9,137,575	￦	207,342,182

Above maturity analysis includes both principal and interest cash flows by expected maturities.

c)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Within 3 months		3 to 6 months		6 to 9 months		9 to 12 months		1 to 5 years		5 years ~		Total
December 31, 2011	￦	3,185,021	￦	(525)	￦	6,209	￦	(678)	￦	16,206	￦	—	￦	3,206,233
December 31, 2010		3,208,777		(468)		3,854		(802)		23,500		3,411		3,238,272
January 1, 2010		4,056,715		(5,674)		5,803		(2,264)		56,234		13,297		4,124,111

Derivatives held for trading are not managed by contractual maturity as they are held for trading or redemption before maturity. Therefore, they are included in the ‘within 3 months’. Cash flows of derivatives instrument held for fair value hedging or cash flow hedging are estimated by cash inflows and outflows.

d)	Maturity analysis of off-balance sheet accounts is as follows (Unit: Korean Won in millions):

Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Group has expiration dates. However, in case of request of transaction counterparty, the Group will carry out a payment immediately. Details of off-balance sheet items are as follows (Unit: Korea Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Guarantees	￦	22,516,325	￦	23,451,380	￦	24,510,729
Loan commitments		84,708,979		79,895,333		74,519,965

The above amounts are stated at gross of related provisions.

(4) Operational risk

The Group defines operational risk as the risk that could cause a negative effect on capital resulting from inadequate internal process, labor work and systematic problem or external factors.

1) Operational risk management

The Group has been running the operational risk management system under Basel II . The Group developed advanced measurement approached to quantify required capital for operational risk. This system is used for reinforcement in foreign competitions, reducing the amount of risk capitals, managing the risk, and precaution for any unexpected occasions. This system has been tested by the independent third party, and this system approved by the Financial Supervisory Service.

2) Operational risk measurement

To quantify required capital for operational risk, the Group applies advanced measurement approach using of internal loss data, business environment and internal control factors and scenario analysis. For the risk management over subsidiaries of the Group, the Group uses the basic indicator approach.

(5) Capital management

The Group follows the capital adequacy standard suggested by the Financial Supervisory Service. This standard is based on Basel II from 2004, which has been adopted in Korea since 2008. In accordance with banking regulations, the Group is required to maintain a minimum 8% of capital adequacy ratio with high capital risk.

According to the Banking supervision by laws enforcement, the Group’s capital can be clarified into two kinds.

–	Tier 1 capital (Basic capital): Basic capital consists of the capital, capital surplus, retained earnings, the entity’s non-controlling interest (hybrid security included), exchange differences in other accumulated comprehensive incomes.

–	Tier 2 capital (Supplement capital): Supplement capital includes revaluation reserves, gains on valuation of AFS securities, 45% of share of other comprehensive income on investment in associates, 70% of the existing revaluation gain of fixed assets of the retained earnings, subordinated term debt more than 5 years, the provision for credit losses under banking supervision regulations.

Risk Weighted Assets is the Group’s assets weighted according to credit risk; errors caused by internal process problems, external occasions and danger of the change in market. The Group calculates risk weighted assets to obey the banking supervisory’s detailed enforcement and BIS percentage to predict the equity capital by adding the basic and complementary capital total.

The Group makes measures to cope with certain level of loss caused by accumulating the equity capital that is exposed to the risk. The Group is testing and using not only the BIS percentage, which is the minimum regulation standard, but also it is using internal standards. An evaluation on capital adequacy is performed to calculate the gap between available capital and economic capital. In addition, analysis on emergent incidents and additional capital requirements are added and applied. The capital adequacy is evaluated for both supervisory and internal management purpose in accordance with the comparison of unexpected loss and the available capital. If the test result from internal capital adequacy shows lack of available capital, the Group is committed to expanding the equity capital and reinforcement of the risk management.

Details of the Group’s capital adequacy ratio as of December 31, 2011 based on K-IFRS are as follows (Unit: Korean Won in millions):

	December 31, 2011
Basic capital	￦	15,061,543
Supplement capital		4,268,852

		19,330,395

Risk weighted assets		140,290,486

Capital adequacy ratio		13.78%

Details of the Group’s capital adequacy ratio as of December 31, 2010 and January 1, 2010 based on K-GAAP are as follows (Unit: Korean Won in millions):

	December 31, 2010		January 1, 2010
Basic capital	￦	15,051,571	￦	14,211,015
Supplement capital		4,286,821		5,452,417

		19,338,392		19,663,432

Risk weighted assets		131,997,531		136,662,418

Capital adequacy ratio		14.65%		14.39%

5.	OPERATING SEGMENTS

The Group’s reporting segment comprises consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customer for whom the service is being provided.

The details of operating segment are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	66,573,578	￦	92,128,495	￦	8,372,199	￦	21,961,041	￦	57,313,632	￦	246,348,945	￦	(3,876,783)	￦	242,472,162
Liabilities		66,410,452		99,911,272		94,973		13,594,388		45,224,498		225,235,583		(889,561)		224,346,022

	December 31, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	61,978,537	￦	88,524,168	￦	8,271,104	￦	18,549,009	￦	53,005,239	￦	230,328,057	￦	(1,773,194)	￦	228,554,863
Liabilities		61,965,242		99,554,678		106,981		10,508,096		39,728,096		211,863,093		(795,161)		211,067,932

	January 1, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	60,511,217	￦	92,126,807	￦	8,917,312	￦	17,883,261	￦	50,155,752	￦	229,594,349	￦	(2,667,008)	￦	226,927,341
Liabilities		57,397,078		98,976,060		332,950		11,337,944		44,946,173		212,990,205		(2,983,231)		210,006,974

The components of operating segment are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income:
Interest income	￦	4,049,332	￦	5,203,936	￦	344,881	￦	505,272	￦	1,584,108	￦	11,687,529	￦	(28,271)	￦	11,659,258
Interest expense		(1,810,688)		(3,147,929)		(11,136)		(180,297)		(1,413,599)		(6,563,649)		629,987		(5,933,662)
Inter-segment		63,958		692,552		(308,245)		(316,579)		(119,634)		12,052		(12,052)		—

		2,302,602		2,748,559		25,500		8,396		50,875		5,135,932		589,664		5,725,596

Non-interest income:
Non-interest income		1,669,152		2,945,134		487,772		6,316,802		5,397,679		16,816,539		(205,572)		16,610,967
Non-interest expense		(1,420,772)		(2,528,459)		(480,901)		(6,205,221)		(4,556,095)		(15,191,448)		54,272		(15,137,176)
Inter-segment		12,788		34,909		(33,698)		5,475		(19,186)		288		(288)		—

		261,168		451,584		(26,827)		117,056		822,398		1,625,379		(151,588)		1,473,791

Other expense:
Administrative expense		(1,600,340)		(749,681)		(20,086)		(20,311)		(58,904)		(2,449,322)		(103,471)		(2,552,793)
Provisions		(146,632)		(707,900)		(366,505)		(6,159)		(565,486)		(1,792,682)		(170,828)		(1,963,510)

		(1,746,972)		(1,457,581)		(386,591)		(26,470)		(624,390)		(4,242,004)		(274,299)		(4,516,303)

Operating income (loss)	￦	816,798	￦	1,742,562	￦	(387,918)	￦	98,982	￦	248,883	￦	2,519,307	￦	163,777	￦	2,683,084

	For the year ended December 31, 2010
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income:
Interest income	￦	3,686,665	￦	5,149,892	￦	361,981	￦	451,296	￦	1,470,473	￦	11,120,307	￦	(139,259)	￦	10,981,048
Interest expense		(1,684,539)		(3,070,440)		(13,863)		(127,161)		(1,582,582)		(6,478,585)		524,299		(5,954,286)
Inter-segment		131,896		815,534		(308,449)		(253,044)		(398,747)		(12,810)		12,810		—

		2,134,022		2,894,986		39,669		71,091		(510,856)		4,628,912		397,850		5,026,762

Non-interest income:
Non-interest income		1,356,549		2,258,624		680,554		6,694,296		4,858,524		15,848,547		399,958		16,248,505
Non-interest expense		(1,108,095)		(1,905,938)		(494,915)		(6,573,805)		(4,094,469)		(14,177,222)		(776,925)		(14,954,147)
Inter-segment		11,921		31,967		(28,758)		3,309		(18,641)		(202)		202		—

		260,375		384,653		156,881		123,800		745,414		1,671,123		(376,765)		1,294,358

Other expense:
Administrative expense		(1,506,939)		(701,187)		(16,551)		(15,889)		(22,125)		(2,262,691)		(814)		(2,263,505)
Provisions		(125,212)		(1,338,427)		(156,361)		(90,706)		(783,349)		(2,494,055)		(65,931)		(2,559,986)

		(1,632,151)		(2,039,614)		(172,912)		(106,595)		(805,474)		(4,756,746)		(66,745)		(4,823,491)

Operating income (loss)	￦	762,246	￦	1,240,025	￦	23,638	￦	88,296	￦	(570,916)	￦	1,543,289	￦	(45,660)	￦	1,497,629

Information on financial products and services

The financial products of the Group are classified as interest, non-interest and other goods; however, since this classification has already been reflected in the component of the operating segments above, revenue from external customers is not separately disclosed.

Information on geographical areas

Details of the geographical revenues from external customers and non-current assets are as follows (Unit: Korean Won in millions);

	Revenues from external customers				Non-current assets
	For the year ended December 31, 2011		For the year ended December 31, 2010		December 31, 2011		December 31, 2010		January 1, 2010
Domestic	￦	27,435,342	￦	26,058,455	￦	3,188,702	￦	3,016,128	￦	3,038,050
Overseas		834,883		1,171,098		30,441		30,727		29,778

Total	￦	28,270,225	￦	27,229,553	￦	3,219,143	￦	3,046,855	￦	3,067,828

Revenues from external customers consist of interest income and non-interest income. Non-current assets consist of investments in associates, investment properties, premises and equipment, and intangible assets.

6.	CASH AND CASH EQUIVALENTS

(1)	Details of cash and cash equivalents are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Cash and checks	￦	2,826,040	￦	2,435,367	￦	3,387,396
Foreign currencies		464,745		387,240		339,089
Demand deposits		1,853,893		874,775		1,178,970
Fixed deposits		244,589		188,302		134,691

Total	￦	5,389,267	￦	3,885,684	￦	5,040,146

(2)	Material transactions not involving cash inflows and outflows are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Changes in other comprehensive income of AFS securities	￦	(508,346)	￦	(281,642)
Changes in other comprehensive income of investment in associates		(28,651)		(28,532)
Changes in other comprehensive income of overseas business translation		15,539		(16,977)
Changes in other comprehensive income of cash flow hedge		8,805		1,500

7.	FINANCIAL ASSETS AT FVTPL

(1)	Details of financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial assets held for trading	￦	11,317,845	￦	11,104,050	￦	12,242,418
Financial assets designated at FVTPL		—		—		92,427

Total	￦	11,317,845	￦	11,104,050	￦	12,334,845

(2)	Details of financial assets held for trading are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Securities in local currency:
Korean treasury and government agencies	￦	588,452	￦	1,161,195	￦	2,120,628
Financial institutions		2,653,822		1,304,500		684,193
Corporates		3,977		9,515		67,729
Equity securities		282,889		196,567		311,762
Beneficiary certificates		—		300		2,036
Other securities		2,140,121		3,067,997		3,624,250
Loaned securities		19,876		409,622		11,261

Sub-total		5,689,137		6,149,696		6,821,859

Derivatives instruments assets:
Interest rate derivatives		1,422,915		1,279,705		1,176,100
Currency derivatives		1,867,416		2,124,661		2,677,650
Equity derivatives		53,706		39,279		47,338
Commodity derivatives		16,346		25,439		40,177

Sub-total		3,360,383		3,469,084		3,941,265

Other financial assets (CMA CP)		2,268,325		1,485,270		1,479,294

Total	￦	11,317,845	￦	11,104,050	￦	12,242,418

(3)	As of January 1, 2010, the Group designated finance debentures in foreign currency with embedded derivatives, which amounted to ￦81,218 million, as financial assets at FVTPL. Also, the Group has designated other hybrid financial instruments to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

8.	AFS FINANCIAL ASSETS

(1)	Details of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,478,265	￦	2,262,008	￦	2,353,635
Financial institutions		3,994,503		4,939,624		2,558,248
Corporates		2,390,187		1,314,616		1,192,905
Others		369		27,927		357,757

Sub-total		8,863,324		8,544,175		6,462,545

Equity securities:
Listed stock		877,036		1,546,560		1,560,608
Unlisted stock		747,675		640,966		721,282
Capital contributions		252,002		209,976		224,154
Beneficiary certificates		3,511,812		4,463,691		7,041,622

Sub-total		5,388,525		6,861,193		9,547,666

Sub-total		14,251,849		15,405,368		16,010,211

AFS financial assets in foreign currencies:
Debt securities		199,049		207,041		475,854
Equity securities		139,516		149,187		216,389

Sub-total		338,565		356,228		692,243

Loaned securities		80,193		848,494		—

Total	￦	14,670,607	￦	16,610,090	￦	16,702,454

(2)	Details of unrealized gains or losses on AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,447,068	￦	31,632	￦	(435)	￦	2,478,265
Financial institutions		3,983,885		11,145		(527)		3,994,503
Corporates		2,384,008		17,271		(11,092)		2,390,187
Others		369		—		—		369

Sub-total		8,815,330		60,048		(12,054)		8,863,324

Equity securities:
Listed stock		453,618		424,510		(1,092)		877,036
Unlisted stock		597,077		154,592		(3,994)		747,675
Capital contributions		252,675		6,219		(6,892)		252,002
Beneficiary certificates		3,443,689		70,705		(2,582)		3,511,812

Sub-total		4,747,059		656,026		(14,560)		5,388,525

Sub-total		13,562,389		716,074		(26,614)		14,251,849

AFS financial assets in foreign currencies:
Debt securities		199,079		117		(147)		199,049
Equity securities		111,639		32,498		(4,621)		139,516

Sub-total		310,718		32,615		(4,768)		338,565

Loaned securities		79,990		203		—		80,193

Total	￦	13,953,097	￦	748,892	￦	(31,382)	￦	14,670,607

	December 31, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,228,919	￦	33,325	￦	(236)	￦	2,262,008
Financial institutions		4,924,813		15,732		(921)		4,939,624
Corporates		1,297,009		17,885		(278)		1,314,616
Others		27,927		—		—		27,927

Sub-total		8,478,668		66,942		(1,435)		8,544,175

Equity securities:
Listed stock		675,838		880,747		(10,025)		1,546,560
Unlisted stock		510,242		134,693		(3,969)		640,966
Capital contributions		226,345		3,977		(20,346)		209,976
Beneficiary certificates		4,336,442		129,433		(2,184)		4,463,691

Sub-total		5,748,867		1,148,850		(36,524)		6,861,193

Sub-total		14,227,535		1,215,792		(37,959)		15,405,368

AFS financial assets in foreign currencies:
Debt securities		199,386		8,481		(826)		207,041
Equity securities		137,705		21,020		(9,538)		149,187

Sub-total		337,091		29,501		(10,364)		356,228

Loaned securities		845,230		4,992		(1,728)		848,494

Total	￦	15,409,856	￦	1,250,285	￦	(50,051)	￦	16,610,090

	January 1, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,363,561	￦	4,083	￦	(14,009)	￦	2,353,635
Financial institutions		2,550,631		11,263		(3,646)		2,558,248
Corporates		1,191,870		1,814		(779)		1,192,905
Others		356,128		2,492		(863)		357,757

Sub-total		6,462,190		19,652		(19,297)		6,462,545

Equity securities:
Listed stock		274,902		1,288,181		(2,475)		1,560,608
Unlisted stock		604,622		119,354		(2,694)		721,282
Capital contributions		237,431		2,223		(15,500)		224,154
Beneficiary certificates		6,967,750		86,610		(12,738)		7,041,622

Sub-total		8,084,705		1,496,368		(33,407)		9,547,666

Sub-total		14,546,895		1,516,020		(52,704)		16,010,211

AFS financial assets in foreign currencies:
Debt securities		480,385		2,802		(7,333)		475,854
Equity securities		188,749		55,396		(27,756)		216,389

Sub-total		669,134		58,198		(35,089)		692,243

Total	￦	15,216,029	￦	1,574,218	￦	(87,793)	￦	16,702,454

(3)	Structured notes of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	11,094	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		57,665		—	Credit risk of underlying assets
Cash CDO		150,865		—	Credit risk of underlying assets

Total	￦	219,624	￦	—

	December 31, 2010
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	11,023	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		56,945		—	Credit risk of underlying assets
Cash CDO		186,109		13,180	Credit risk of underlying assets

Total	￦	254,077	￦	13,180

	January 1, 2010
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	10,194	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Synthetic CDO (*1)		249,306		81,218	Credit risk of underlying assets
Cash CDO		255,017		22,474	Credit risk of underlying assets

Total	￦	514,517	￦	103,692

(*1)	Synthetic CDO is designated as financial asset at FVTPL.

9.	HTM FINANCIAL ASSETS

(1)	Details of HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
In local currency:
Korean treasury and government agencies	￦	5,131,953	￦	4,878,080	￦	1,705,947
Financial institutions		5,193,115		6,955,940		9,996,894
Corporates		4,972,391		3,942,760		614,012

Sub-total		15,297,459		15,776,780		12,316,853

In foreign currencies:
Debt securities		102,966		143,537		197,678
Loaned securities		—		—		12,498

Total	￦	15,400,425	￦	15,920,317	￦	12,527,029

(2)	Details of unrealized gains or losses on HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	5,131,953	￦	61,079	￦	(1,382)	￦	5,191,650
Financial institutions		5,193,115		11,249		(414)		5,203,950
Corporates		4,972,391		38,215		(4,256)		5,006,350

Sub-total		15,297,459		110,543		(6,052)		15,401,950

In foreign currencies:
Debt securities		102,966		—		—		102,966

Total	￦	15,400,425	￦	110,543	￦	(6,052)	￦	15,504,916

	December 31, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	4,878,080	￦	46,778	￦	(5,641)	￦	4,919,217
Financial institutions		6,955,940		42,899		(615)		6,998,224
Corporates		3,942,760		36,827		(2,729)		3,976,858

Sub-total		15,776,780		126,504		(8,985)		15,894,299

In foreign currencies:
Debt securities		143,537		—		—		143,537

Total	￦	15,920,317	￦	126,504	￦	(8,985)	￦	16,037,836

	January 1, 2010
	Amortized cost (or cost)		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	1,705,947	￦	4,600	￦	(13,422)	￦	1,697,125
Financial institutions		9,996,894		41,410		(18,964)		10,019,340
Corporates		614,012		4,792		(1,054)		617,750

Sub-total		12,316,853		50,802		(33,440)		12,334,215

In foreign currencies:
Debt securities		197,678		—		—		197,678
Loaned securities		12,498		—		—		12,498

Total	￦	12,527,029	￦	50,802	￦	(33,440)	￦	12,544,391

10.	LOANS AND RECEIVABLES

(1)	Details of loans and receivables are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Due from banks	￦	11,864,976	￦	8,854,017	￦	5,355,650
Provisions for credit losses		(4,431)		(8,547)		(14,998)

Sub-total		11,860,545		8,845,470		5,340,652

Loans and other receivables		183,395,456		172,948,128		174,679,512
Provisions for credit losses		(3,346,969)		(4,162,723)		(3,170,830)

Sub-total		180,048,487		168,785,405		171,508,682

Total	￦	191,909,032	￦	177,630,875	￦	176,849,334

(2)	Details of due from banks are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Due from banks in local currency:
Due from the BOK	￦	10,166,149	￦	7,442,596	￦	3,833,828
Due from depository institutions		14,972		156,964		546,156
Due from non-depository financial institutions		7,975		29,429		20,760
Due from the Korea Exchange		5,659		2,450		1,817
Others		12,838		87,834		125,838
Provisions for credit losses		(2,363)		(1,526)		(5,612)

Sub-total		10,205,230		7,717,747		4,522,787

Due from banks in foreign currencies:
Due from banks in other bank		618,766		696,553		395,708
Due from banks on time		439,266		152,361		67,020
Others		599,351		285,830		364,523
Provisions for credit losses		(2,068)		(7,021)		(9,386)

Sub-total		1,655,315		1,127,723		817,865

Total	￦	11,860,545	￦	8,845,470	￦	5,340,652

(3)	Details of restricted due from banks are as follows (Unit: Korean Won in millions):

Financial institution	December 31, 2011		December 31, 2010		January 1, 2010		Reasons
In local currency:
BOK	￦	10,166,148	￦	7,442,596	￦	3,833,828	BOK Act
Korea Exchange		250		125		125	Deposits for required settlement charges
Samsung Securities and others		7,617		77,386		103,429	Deposits for futures margin and others
Others		12		12		12	Pledged commission income

Sub-total		10,174,027		7,520,119		3,937,394

Financial institution	December 31, 2011		December 31, 2010		January 1, 2010		Reasons
In local currency:
BOK	￦	321,959	￦	275,545	￦	255,942	BOK Act
Bank of Japan and others		68,359		134,113		186,151	Reserve deposits in foreign branches and others
Central bank of Indonesia and other		499,347		430,717		159,030	Reserve deposits and others
Central bank of Bangladesh and others		66,771		38,616		37,720	Installation deposits of financial institution and others
Macquarie bank and others		513		41,487		228,118	Collateral for derivatives transaction and others

Sub-total		956,949		920,478		866,961

Total	￦	11,130,976	￦	8,440,597	￦	4,804,355

(4)	Details of loans and other receivables are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loans:
Loans in local currency:
Loans to enterprises:
Working capital	￦	54,609,789	￦	55,769,282	￦	59,240,337
Facilities and equipment		20,286,327		17,709,083		15,774,843

Sub-total		74,896,116		73,478,365		75,015,180

Loans to households:
General purpose		53,010,634		52,718,344		53,604,142
Housing		8,561,428		4,397,441		2,227,410
Other		259,198		172,322		559,086

Sub-total		61,831,260		57,288,107		56,390,638

Loans to public sector and other:
Working capital		2,721,453		2,137,823		2,134,099
Facilities and equipment		1,411,145		1,138,996		984,610
Other		40,032		22,907		41,797

Sub-total		4,172,630		3,299,726		3,160,506

Inter-bank loans		833,057		906,456		1,387,563
Provisions for credit losses		(2,478,721)		(3,191,583)		(2,052,675)

Sub-total		139,254,342		131,781,071		133,901,212

Loans in foreign currencies:
Loans in foreign currencies		12,024,482		12,268,802		12,449,807
Provisions for credit losses		(288,799)		(323,283)		(346,090)

Sub-total		11,735,683		11,945,519		12,103,717

Domestic banker’s usance		5,086,592		4,033,849		3,735,013
Credit card accounts:
Credit card accounts		4,194,926		3,945,353		3,689,923
Provisions for credit losses		(119,480)		(113,172)		(135,137)

Sub-total		4,075,446		3,832,181		3,554,786

Bills bought in foreign currencies:
Bills bought in foreign currencies		5,161,871		4,568,485		4,387,997
Provisions for credit losses		(59,142)		(55,959)		(80,239)

Sub-total		5,102,729		4,512,526		4,307,758

Bills bought in local currency:
Bills bought in local currency		481,071		176,613		454,218
Present value discount		(1,469)		—		—
Provision for bills bought in local currency		(43)		—		(55)

Sub-total		479,559		176,613		454,163

Factoring receivables		206,684		58,235		46,571
Advances for customers:
Advances for customers		33,809		296,994		52,995
Provisions for credit losses		(23,874)		(117,304)		(42,889)

Sub-total		9,935		179,690		10,106

Privately placed bonds:
Privately placed bonds		1,332,594		2,076,686		2,940,569
Present value discount		(20,828)		(2,342)		(4,068)
Provisions for credit losses		(16,536)		(73,643)		(58,828)

Sub-total		1,295,230		2,000,701		2,877,673

	December 31, 2011		December 31, 2010		January 1, 2010
Loans for debt-equity swap	￦	498	￦	498	￦	578
Backed loans:
Backed loans		607,598		531,444		432,626
Provisions for credit losses		(120,411)		(124,582)		(161,280)

Sub-total		487,187		406,862		271,346

Other loans:
Other loans		48,786		148,258		175,157
Provisions for credit losses		(5,729)		(22,354)		(38,159)

Sub-total		43,057		125,904		136,998

Others:
Fair value hedging adjustment		404		571		754
Deferred loan origination fees and costs		154,131		70,366		21,644

Sub-total		154,535		70,937		22,398

Call loans		3,099,061		3,319,571		4,508,782
Bonds purchased under resale agreements		592,000		508,397		1,507,023

Loans-total		171,622,538		162,952,554		167,438,124

Other receivables:
Cash Management Account (“CMA”)		20,000		901,612		181,000
Accounts receivables		6,149,759		2,411,417		2,113,539
Accrued income		973,880		771,901		677,278
Guarantee deposits		965,033		950,887		970,896
Other assets		608,873		998,978		456,038
Present value discount		(57,362)		(61,101)		(72,715)
Provisions for credit losses		(234,234)		(140,843)		(255,478)

Other receivable-total		8,425,949		5,832,851		4,070,558

Total	￦	180,048,487	￦	168,785,405	￦	171,508,682

(5)	Changes in the provisions for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	(4,171,270)	￦	(3,185,828)
Provisions for credit losses		(1,710,653)		(2,412,261)
Increase on repurchase of non-performing loans		(1,835)		—
Recoveries of written-off loans		(59,620)		(134,087)
Charge-off		2,094,854		1,250,991
Foreign exchange translation adjustment		(7,215)		(507)
Sales of loans and receivables		484,076		234,646
Other sales		20,263		153,158

Ending balance	￦	(3,351,400)	￦	(4,171,270)

(6)	Changes in deferred loan origination fees and costs are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Balance at January 1, 2011		Increase		Decrease		Balance at December 31, 2011
Deferred loan origination fees	￦	(62,619)	￦	(38,856)	￦	52,912	￦	(48,563)
Deferred loan origination costs		132,985		144,640		(74,931)		202,694

	￦	70,366					￦	154,131

	December 31, 2010
	Balance at January 1, 2010		Increase		Decrease		Balance at December 31, 2010
Deferred loan origination fees	￦	(88,905)	￦	(53,152)	￦	79,438	￦	(62,619)
Deferred loan origination costs		110,549		67,313		(44,877)		132,985

	￦	21,644					￦	70,366

11.	THE FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Group classified and discloses fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices).

•	Level 3: fair value measurements are those derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(1)	Fair value hierarchy of financial assets and liabilities measured at fair value is as follows (Korean Won in millions):

	December 31, 2011
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	588,094	￦	358	￦	—	￦	588,452
Financial institutions		—		2,653,822		—		2,653,822
Corporates		—		3,977		—		3,977
Equity securities		282,889		—		—		282,889
Other securities		—		2,140,121		—		2,140,121
Loaned securities		19,876		—		—		19,876

Sub-total		890,859		4,798,278		—		5,689,137

Derivatives instruments assets (*1):
Interest rate derivatives		—		1,749,328		—		1,749,328
Currency derivatives		—		1,867,416		—		1,867,416
Equity derivatives		644		21,871		31,191		53,706
Commodity derivatives		—		16,346		—		16,346

Sub-total		644		3,654,961		31,191		3,686,796

Other financial assets (CMA CP)		—		2,268,325		—		2,268,325

Total	￦	891,503	￦	10,721,564	￦	31,191	￦	11,644,258

AFS financial assets:
Securities in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,468,525	￦	9,740	￦	—	￦	2,478,265
Financial institutions		—		3,994,503		—		3,994,503
Corporates		—		2,390,187		—		2,390,187
Others		—		369		—		369

Sub-total		2,468,525		6,394,799		—		8,863,324

Equity securities:
Listed stock		400,205		—		476,831		877,036
Unlisted stock		—		—		747,675		747,675
Capital contributions		—		—		252,002		252,002
Beneficiary certificates		—		3,511,812		—		3,511,812

Sub-total		400,205		3,511,812		1,476,508		5,388,525

Sub-total		2,868,730		9,906,611		1,476,508		14,251,849

Securities in foreign currencies:
Debt securities		9,116		189,933		—		199,049
Equity securities		3,449		—		136,067		139,516

Sub-total		12,565		189,933		136,067		338,565

Loaned securities		80,193		—		—		80,193

Total	￦	2,961,488	￦	10,096,544	￦	1,612,575	￦	14,670,607

	December 31, 2011
	Level 1		Level 2		Level 3		Total
Financial liabilities:
Financial liabilities at trading:
Borrowings (Securities in short position)	￦	8,105	￦	—	￦	—	￦	8,105
Derivatives instruments liabilities (*1):
Interest rate derivatives		—		1,523,437		43		1,523,480
Currency derivatives		—		1,336,231		—		1,336,231
Equity derivatives		80		44,466		283,607		328,153
Commodity derivatives		—		16,971		—		16,971

Sub-total		80		2,921,105		283,650		3,204,835

Sub-total		8,185		2,921,105		283,650		3,212,940

Financial liability designated at FVTPL:
Debentures in local currency		—		226,433		—		226,433
Debentures in foreign currencies		—		95,775		—		95,775

Sub-total		—		322,208		—		322,208

Total	￦	8,185	￦	3,243,313	￦	283,650	￦	3,535,148

	December 31, 2010
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	1,159,917	￦	1,278	￦	—	￦	1,161,195
Financial institutions		—		1,304,500		—		1,304,500
Corporates		—		9,515		—		9,515
Equity securities		196,567		—		—		196,567
Beneficiary certificate		—		300		—		300
Other securities		—		3,067,997		—		3,067,997
Loaned securities		409,622		—		—		409,622

Sub-total		1,766,106		4,383,590		—		6,149,696

Derivatives instruments assets (*1)
Interest rate derivatives		—		1,412,929		—		1,412,929
Currency derivatives		—		2,124,661		—		2,124,661
Equity derivatives		29		34,472		4,778		39,279
Commodity derivatives		—		25,439		—		25,439

Sub-total		29		3,597,501		4,778		3,602,308

Other financial assets (CMA CP)		—		1,485,270		—		1,485,270

Total	￦	1,766,135	￦	9,466,361	￦	4,778	￦	11,237,274

	December 31, 2010
	Level 1		Level 2		Level 3		Total
AFS financial assets:
Securities in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,208,867	￦	53,141	￦	—	￦	2,262,008
Financial institutions		—		4,939,624		—		4,939,624
Corporates		—		1,314,616		—		1,314,616
Others		—		27,927		—		27,927

Sub-total		2,208,867		6,335,308		—		8,544,175

Equity securities:
Listed stock		471,602		—		1,074,958		1,546,560
Unlisted stock		—		—		640,966		640,966
Capital contributions		—		—		209,976		209,976
Beneficiary certificates		—		4,463,691		—		4,463,691

Sub-total		471,602		4,463,691		1,925,900		6,861,193

Sub-total		2,680,469		10,798,999		1,925,900		15,405,368

Securities in foreign currencies:
Debt securities		9,926		197,115		—		207,041
Equity securities		10,559		—		138,628		149,187

Sub-total		20,485		197,115		138,628		356,228

Loaned securities		758,475		90,019		—		848,494

Total	￦	3,459,429	￦	11,086,133	￦	2,064,528	￦	16,610,090

Financial liabilities:
Financial liabilities at trading:
Borrowings (Securities in short position)	￦	18,901	￦	—	￦	—	￦	18,901
Derivatives instruments liabilities (*1):
Interest rate derivatives		—		1,405,820		—		1,405,820
Currency derivatives		—		1,444,968		—		1,444,968
Equity derivatives		2,829		43,399		311,631		357,859
Credit derivatives		—		—		1,600		1,600
Commodity derivatives		—		25,565		—		25,565

Sub-total		2,829		2,919,752		313,231		3,235,812

Sub-total		21,730		2,919,752		313,231		3,254,713

Financial liability designated at FVTPL:
Debentures in local currency		—		238,736		—		238,736
Debentures in foreign currencies		—		1,270,544		—		1,270,544

Sub-total		—		1,509,280		—		1,509,280

Total	￦	21,730	￦	4,429,032	￦	313,231	￦	4,763,993

	January 1, 2010
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	2,119,352	￦	1,276	￦	—	￦	2,120,628
Financial institutions		—		684,193		—		684,193
Corporates		—		67,729		—		67,729
Equity securities		311,762		—		—		311,762
Beneficiary certificates		—		2,036		—		2,036
Other securities		—		3,624,250		—		3,624,250
Loaned securities		11,261		—		—		11,261

Sub-total		2,442,375		4,379,484		—		6,821,859

Derivatives instruments assets (*1):
Interest rate derivatives		—		1,283,608		—		1,283,608
Currency derivatives		—		2,677,650		—		2,677,650
Equity derivatives		—		45,000		2,338		47,338
Commodity derivatives		—		40,177		—		40,177

Sub-total		—		4,046,435		2,338		4,048,773

Other financial assets (CMA CP)		—		1,479,294		—		1,479,294

Total		2,442,375		9,905,213		2,338		12,349,926

Financial asset designated at FVTPL
Financial institution bonds in foreign currencies		—		11,209		81,218		92,427

Total	￦	2,442,375	￦	9,916,422	￦	83,556	￦	12,442,353

AFS financial assets:
Securities in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,353,498	￦	137	￦	—	￦	2,353,635
Financial institutions		—		2,558,248		—		2,558,248
Corporates		—		1,192,905		—		1,192,905
Others		—		357,757		—		357,757

Sub-total		2,353,498		4,109,047		—		6,462,545

Equity securities:
Listed stock		190,088		—		1,370,520		1,560,608
Unlisted stock		—		—		721,282		721,282
Capital contributions		—		—		224,154		224,154
Beneficiary certificates		—		7,041,622		—		7,041,622

Sub-total		190,088		7,041,622		2,315,956		9,547,666

Sub-total		2,543,586		11,150,669		2,315,956		16,010,211

Securities in foreign currencies:
Debt securities		—		475,854		—		475,854
Equity securities		17,243		—		199,146		216,389

Sub-total		17,243		475,854		199,146		692,243

Total	￦	2,560,829	￦	11,626,523	￦	2,515,102	￦	16,702,454

	January 1, 2010
	Level 1		Level 2		Level 3		Total
Financial liabilities:
Financial liabilities at trading:
Borrowings (Securities in short position)	￦	58,487	￦	—	￦	—	￦	58,487
Derivatives instruments liabilities (*1):
Interest rate derivatives		—		1,344,679		—		1,344,679
Currency derivatives		—		2,040,164		—		2,040,164
Equity derivatives		2,730		140,409		312,834		455,973
Credit derivatives		—		—		203,317		203,317
Commodity derivatives		—		42,481		—		42,481

Sub-total		2,730		3,567,733		516,151		4,086,614

Sub-total		61,217		3,567,733		516,151		4,145,101

Financial liability designated at FVTPL
Debentures in local currency		—		271,338		—		271,338
Debentures in foreign currencies		—		1,412,703		—		1,412,703

Sub-total		—		1,684,041		—		1,684,041

Total	￦	61,217	￦	5,251,774	￦	516,151	￦	5,829,142

(*1)	Derivatives classified FVTPL are included in derivative assets and liabilities.

Financial assets and liabilities at FVTPL, AFS financial assets, held-for-trading financial assets and liabilities and derivative assets and liabilities are recognized at fair value. Fair value is the amount for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm’s length transaction. Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group establishes the fair value using valuation techniques. Fair value measurement methods for each type of financial instruments are as follows:

Fair value measurement technique
Financial assets and liabilities at FVTPL	Financial assets and liabilities at FVTPL are measured at fair value using a price quoted by a third party, such as a pricing service or broker, or using valuation techniques.
Held-for-trading financial assets and liabilities and AFS financial assets

Held-for-trading financial assets and liabilities and AFS financial assets are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured by using a price quoted by a third party, such as a pricing service or broker, or using valuation techniques.

Derivative assets and liabilities	Derivatives are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured at fair value using valuation techniques.
Loans and receivables	Loans and receivables are measured by discounting expected future cash flows at a market interest rate of other loans with similar condition.
HTM financial assets	HTM financial assets are measured by using a price quoted by a third party, such as a pricing service or broker.
Deposits due to customers and borrowings

Deposits due to customers and borrowings are measured at fair value using discounting expected future cash flows at the interest rate of bond issued by the Group. However, if the carrying value is not significantly different from the fair value, it assumes that the carrying value is equal to the fair value.

Debentures

The fair value of issued bond shall be measured at the present value of cash flows using the swap interest rates. For some financial instruments, the fair value estimated by specialists, the third party, can be used.

(2)	Changes in financial assets and liabilities classified into Level 3 are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	January 1, 2011		Profit or loss		Other comprehensive income		Purchase/ issuance		Settlement		December 31, 2011
Financial assets:
Financial assets at FVTPL
Financial assets held for trading
Equity derivatives	￦	4,778	￦	6,869	￦	—	￦	22,915	￦	(3,371)	￦	31,191

AFS financial assets
Listed stock in local currency		1,074,958		(43,735)		(27,387)		5,043		(532,048)		476,831
Unlisted stock in local currency		640,966		(891)		32,571		132,919		(57,890)		747,675
Capital contributions in local currency		209,976		(9,361)		13,322		83,536		(45,471)		252,002
Equity securities in foreign currencies		138,628		(10,696)		15,498		7,088		(14,451)		136,067

Sub-total		2,064,528		(64,683)		34,004		228,586		(649,860)		1,612,575

Financial liabilities:
Financial liabilities at FVTPL
Derivative liabilities
Interest rate derivatives		—		43		—		—		—		43
Equity derivatives		311,631		(39,525)		—		188,666		(177,165)		283,607
Credit derivatives		1,600		—		—		—		(1,600)		—

Sub-total	￦	313,231	￦	(39,482)	￦	—	￦	188,666	￦	(178,765)	￦	283,650

	For the year ended December 31, 2010
	January 1, 2010		Profit or loss		Other comprehensive income		Purchase/ issuance		Settlement		December 31, 2010
Financial assets:
Financial assets at FVTPL:
Financial assets held for trading
Equity derivatives	￦	2,338	￦	586	￦	—	￦	1,854	￦	—	￦	4,778
Financial asset designated at FVTPL		81,218		—		—		—		(81,218)		—

Sub-total		83,556		586		—		1,854		(81,218)		4,778

AFS financial assets:
Listed stock in local currency		1,370,520		(33,191)		38,274		112,824		(413,469)		1,074,958
Unlisted stock in local currency		721,282		(427)		17,251		182,569		(279,709)		640,966
Capital contributions in local currency		224,154		(3,720)		(3,902)		23,558		(30,114)		209,976
Equity securities in foreign currencies		199,146		(31,601)		6,447		17,602		(52,966)		138,628

Sub-total		2,515,102		(68,939)		58,070		336,553		(776,258)		2,064,528

Financial liabilities:
Financial liabilities at FVTPL
Derivative liabilities
Equity derivatives		312,834		35,416		—		188,927		(225,546)		311,631
Credit derivatives		203,317		(3,598)		—		—		(198,119)		1,600

Sub-total	￦	516,151	￦	31,818	￦	—	￦	188,927	￦	(423,665)	￦	313,231

All recognized gains and losses recognized in profit or loss for the period are related to the holding assets of current and previous period-end. Gain and loss on the fair value of derivatives and AFS financial assets are included in gain and loss on financial assets at FVTPL and AFS financial assets, respectively.

(3)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	15,504,916	￦	15,400,425
Loans and receivables		193,429,738		191,909,032
Financial liabilities:
Deposits due to customers		164,044,745		164,092,476
Borrowings		19,109,619		19,174,642
Debentures		20,094,790		19,811,813
Other financial liabilities		16,347,046		16,346,969
Financial guarantee liabilities		186,638		186,638

	December 31, 2010
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	16,037,836	￦	15,920,317
Loans and receivables		178,363,518		177,630,875
Financial liabilities:
Deposits due to customers		157,278,891		157,314,309
Borrowings		18,895,571		18,982,971
Debentures		20,507,210		20,192,427
Other financial liabilities		8,800,536		8,799,937
Financial guarantee liabilities		80,196		80,196

	January 1, 2010
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	12,544,391	￦	12,527,029
Loans and receivables		178,407,364		176,849,334
Financial liabilities:
Deposits due to customers		150,042,881		150,124,550
Borrowings		20,889,127		20,752,335
Debentures		23,736,888		23,476,103
Other financial liabilities		8,428,829		8,429,081
Financial guarantee liabilities		197,860		197,860

12.	INVESTMENTS IN ASSOCIATES

(1)	Investments in associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

					December 31, 2011
Investee	Location	Capital		Main business	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)	Korea	￦	531,800	Manufacturing	22,514,800	21.2	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1	U.S.A		351,500	Securities investment	75,400	21.4	December 31
Woori Service Networks Co., Ltd. (*2)	Korea		500	Freight & staffing	4,704	4.9	December 31
Woori Private Equity Fund	Korea		223,000	Securities investment	64,508	28.9	December 31
Korea Credit Bureau Co., Ltd. (*2)	Korea		10,000	Credit information	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*2)	Korea		6,000	Security service	183,870	15.3	December 31
United PF 1st Corporate Financial Stability (*2)	Korea		800,000	Securities investment	148,000	18.5	December 31
LIG E&C Co., Ltd.	Korea		16,300	Construction	755,946	23.2	—
Hyunjin Co., Ltd.	Korea		38,400	Construction	1,667,600	21.7	—

	December 31, 2010			January 1, 2010
Investee	Number of shares owned	Percentage of owner- ship(%)	Financial statements as of	Number of shares owned	Percentage of owner- ship (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)	22,514,800	24.2	December 31	—	—	—
BC Card Co., Ltd.	1,216,800	27.7	December 31	1,216,800	27.7	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1	1,300	21.4	December 31	—	—	—
Woori Service Networks Co., Ltd. (*2)	4,704	4.9	December 31	4,704	4.9	December 31
Woori Private Equity Fund	66,996	28.9	December 31	71,124	29.0	December 31
Korea Credit Bureau Co., Ltd. (*2)	144,000	7.2	December 31	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*2)	183,870	15.3	December 31	183,870	15.3	December 31
Woori SME 1st ABS Co., Ltd. (*3)	—	—	—	82,960	5.0	December 31

(*1)	Besides Kumho Tire Co., Ltd., there are no other investments in associates for which there are published price quotations. The market price per share as of December 31, 2011 and 2010 for Kumho Tire Co., Ltd. is ￦10,400 and ￦13,850, respectively.
(*2)	The Group has the significant influence over electing the executive who have the power to participate in the financial and operating policy decisions of Korea Credit Bureau Co., Ltd. and United PF 1st Corporate Financial Stability. And the majority of the important transactions of Korea Finance Security and Woori Service Networks Co., Ltd. are mainly arranged with the Group.
(*3)	The Group has the significant influence over electing the executive who have the power to participate in the financial and operating policy decisions.

(2)	Excluded entity from associates, although it’s percentage of ownership is higher than 20% as of December 31, 2011, is as follows:

Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,067,739,877	34.6%

(*1)	The entity is excluded from the associates because substantially the Group has no significant influence over the investee company although it’s percentage of ownership on common share is higher than 20%.

(3)	Changes in carrying value of investments in associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
Investee	Acquisition cost		January 1, 2011		Gain (loss) on valuation		Acquisition		Disposition and other		Dividends		Capital		Other changes		December 31, 2011
Kumho Tires Co., Inc.	￦	113,204	￦	113,204	￦	(12,952)	￦	—	￦	—	￦	—	￦	(3,560)	￦	14,665	￦	111,357
BC Card Co., Ltd.		10,876		136,270		—		—		(80,625)		—		(24,788)		(30,857)		—
Woori Blackstone Korea Opportunity Private Equity Fund 1		75,400		24		2,704		74,100		—		—		—		—		76,828
Woori Service Networks Co., Ltd.		24		104		6		—		—		(12)		—		—		98
Woori Private Equity Fund		64,508		50,637		(15,315)		—		(2,487)		—		(360)		—		32,475
Korea Credit Bureau Co., Ltd.		3,600		2,554		458		—		—		—		—		—		3,012
Korea Finance Security Co., Ltd.		758		3,436		87		—		—		(55)		—		—		3,468
United PF 1st Corporate Financial Stability		148,000		—		1,099		148,000		—		—		—		—		149,099

Total	￦	416,370	￦	306,229	￦	(23,913)	￦	222,100	￦	(83,112)	￦	(67)	￦	(28,708)	￦	(16,192)	￦	376,337

	For the year ended December 31, 2010
Investee	Acquisition cost		January 1, 2010		Gain (loss) on valuation		Acquisition		Disposition and other		Dividends		Capital		Other changes		December 31, 2010
Kumho Tire Co., Inc.	￦	113,204	￦	—	￦	—	￦	113,204	￦	—	￦	—	￦	—		—	￦	113,204
BC Card Co., Ltd.		10,876		182,965		43,509		—		—		(62,769)		(27,435)		—		136,270
Woori Blackstone Korea Opportunity Private Equity Fund		1,300		—		(1,276)		1,300		—		—		—		—		24
Woori Service Networks Co., Ltd.		24		108		(2)		—		—		(2)		—		—		104
Woori Private Equity Fund		66,996		59,801		(3,499)		977		(5,105)		(434)		(1,103)		—		50,637
Korea Credit Bureau Co., Ltd.		3,600		2,215		339		—		—		—		—		—		2,554
Korea Finance Security Co., Ltd.		758		3,337		154		—		—		(55)		—		—		3,436

Woori SME 1st ABS Co., Ltd.		415		406		(1)		—		(405)		—		6		(6)		—

Total	￦	197,173	￦	248,832	￦	39,224	￦	115,481	￦	(5,510)	￦	(63,260)	￦	(28,532)	￦	(6)	￦	306,229

The Group holds 755,946 shares (holding rate: 23.2%) of LIG E&C Co., Ltd., and 1,667,600 shares (holding rate: 21.7%) of Hyunjin Co., Ltd. besides investments in associated above due to the conversion of investment on written-off loans for the year ended December 31, 2011 and there are no carrying values of the investments as of the conversion date and December 31, 2011, respectively.

(4)	Financial information of investments in associates accounted for using the equity method is as follows (Unit: Korean Won in millions):

	December 31, 2011
Investee	Assets		Liabilities		Operating revenue		Net income (Net loss)
Kumho Tire Co., Inc.	￦	4,634,196	￦	4,112,068	￦	3,946,765	￦	(39,354)
Woori Blackstone Korea Opportunity Private Equity Fund		358,946		750		17,971		12,608
Woori Service Networks Co., Ltd.		3,541		1,552		11,492		697
Woori Private Equity Fund		1,540,494		1,394,267		376,243		(52,881)
Korea Credit Bureau Co., Ltd.		51,484		9,650		41,409		6,380
Korea Finance Security Co., Ltd.		24,446		1,812		42,790		1,069
United PF 1st Corporate Financial Stability		836,104		30,162		48,117		5,942

	December 31, 2010
Investee	Assets		Liabilities		Operating revenue		Net income (Net loss)
Kumho Tire Co., Inc.	￦	2,516,861	￦	2,016,356	￦	2,701,990	￦	8,901
BC Card Co., Ltd.		1,913,096		1,380,225		3,125,476		29,899
Woori Blackstone Korea Opportunity Private Equity Fund		1,679		1,567		61		(5,949)
Woori Service Networks Co., Ltd.		3,067		977		11,007		883
Woori Private Equity Fund		2,071,949		1,819,739		250,989		(12,255)
Korea Credit Bureau Co., Ltd.		44,983		9,507		33,055		4,428
Korea Finance Security Co., Ltd.		24,493		2,068		41,283		1,847
Woori SME 1st ABS Co., Ltd.		8,116		18		—		(12)

13.	INVESTMENT PROPERTIES

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Acquisition cost	￦	357,263	￦	371,231	￦	392,905
Accumulated depreciation		(7,804)		(4,357)		(942)

Net carrying value	￦	349,459	￦	366,874	￦	391,963

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	366,874	￦	391,963
Disposition		(11,780)		—
Depreciation		(3,433)		(3,439)
Impairment loss		(2,212)		(3,911)
Transfer to properties for business use		—		(17,524)
Foreign currencies translation adjustment		11		(25)
Others		(1)		(190)

Ending balance	￦	349,459	￦	366,874

(3)	Fair value of investment properties as of December 31, 2011 are as follows (Unit: Korean Won in millions):

Classification	The latest revaluation date	Land		Building		Total
Woori Finance Sangam Center and other	December 31, 2009	￦	252,090	￦	139,873	￦	391,963

The fair value of investment properties is determined by the assessment performed by Korea Appraisal Board, the independent appraiser who has proper qualification and experience. In addition, the above appraised value includes the amount of portion used for business by the Group.

(4)	For the years ended December 31, 2011 and 2010, the revenue occurred from investment properties is ￦16,553 million and ￦13,652 million, respectively.

14.	PREMISES AND EQUIPMENT

(1)	Details of premises and equipment are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Acquisition cost	￦	1,519,991	￦	736,786	￦	362,705	￦	287,242	￦	2,832	￦	2,909,556
Accumulated depreciation		—		(44,527)		(275,295)		(243,774)		—		(563,596)

Net carrying value	￦	1,519,991	￦	692,259	￦	87,410	￦	43,468	￦	2,832	￦	2,345,960

	December 31, 2010
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Acquisition cost	￦	1,520,737	￦	713,642	￦	349,406	￦	267,924	￦	1,451	￦	2,853,160
Accumulated depreciation		—		(22,828)		(269,496)		(226,450)		—		(518,774)

Net carrying value	￦	1,520,737	￦	690,814	￦	79,910	￦	41,474	￦	1,451	￦	2,334,386

	January 1, 2010
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Acquisition cost	￦	1,510,713	￦	699,250	￦	351,859	￦	252,764	￦	—	￦	2,814,586
Accumulated depreciation		—		(2,793)		(250,266)		(202,637)		—		(455,696)

Net carrying value	￦	1,510,713	￦	696,457	￦	101,593	￦	50,127	￦	—	￦	2,358,890

(2)	Details of changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,520,737	￦	690,814	￦	79,910	￦	41,474	￦	1,451	￦	2,334,386
Foreign currencies translation adjustment		15		28		72		183		—		298
Acquisition		3,449		24,776		40,797		21,413		2,812		93,247
Disposition		(2,728)		(429)		(597)		(534)		—		(4,288)
Depreciation		—		(21,748)		(32,772)		(19,685)		—		(74,205)
Impairment loss		—		(59)		—		—		—		(59)
Classified to assets held for sale		(1,482)		(1,123)		—		—		—		(2,605)
Transfer (*1)		—		—		—		—		(1,431)		(1,431)
Others		—		—		—		617		—		617

Ending balance	￦	1,519,991	￦	692,259	￦	87,410	￦	43,468	￦	2,832	￦	2,345,960

	For the year ended December 31, 2010
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,510,713	￦	696,457	￦	101,593	￦	50,127	￦	—	￦	2,358,890
Foreign currencies translation adjustment		(28)		2		(30)		(212)		—		(268)
Acquisition		19		6,972		28,359		17,435		3,780		56,565
Disposition		(894)		(3,151)		(13,534)		(473)		—		(18,052)
Depreciation		—		(20,264)		(36,478)		(26,129)		—		(82,871)
Impairment loss		(113)		(289)		—		—		—		(402)
Classified from assets held for sale		586		1,688		—		—		—		2,274
Transfer		414		1,915		—		—		(2,329)		—
Others		10,040		7,484		—		726		—		18,250

Ending balance	￦	1,520,737	￦	690,814	￦	79,910	￦	41,474	￦	1,451	￦	2,334,386

(*1)	￦1,431 million is transferred to other intangible assets.

15.	INTANGIBLE ASSETS

(1)	Details of intangible assets are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Acquisition cost	￦	—	￦	14,590	￦	766	￦	239	￦	3,395	￦	338,311	￦	11,701	￦	369,002
Accumulated depreciation		—		(11,417)		(298)		(89)		(2,801)		(207,010)		—		(221,615)

Net carrying value	￦	—	￦	3,173	￦	468	￦	150	￦	594	￦	131,301	￦	11,701	￦	147,387

	December 31, 2010
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Acquisition cost	￦	209	￦	14,573	￦	364	￦	192	￦	3,353	￦	182,119	￦	12,353	￦	213,163
Accumulated depreciation		—		(9,404)		(207)		(61)		(2,431)		(161,694)		—		(173,797)

Net carrying value	￦	209	￦	5,169	￦	157	￦	131	￦	922	￦	20,425	￦	12,353	￦	39,366

	January 1, 2010
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Acquisition cost	￦	214	￦	12,426	￦	274	￦	131	￦	3,437	￦	188,865	￦	9,279	￦	214,626
Accumulated depreciation		—		(6,887)		(165)		(37)		(2,148)		(137,246)		—		(146,483)

Net carrying value	￦	214	￦	5,539	￦	109	￦	94	￦	1,289	￦	51,619	￦	9,279	￦	68,143

(2)	Details of changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Beginning balance	￦	209	￦	5,169	￦	157	￦	131	￦	922	￦	20,425	￦	12,353	￦	39,366
Foreign currencies translation adjustment		(6)		3		—		—		(2)		235		(124)		106
Acquisition		—		18		402		47		—		156,733		254		157,454
Depreciation		—		(1,999)		(91)		(28)		(326)		(46,658)		—		(49,102)
Impairment loss		(203)		—		—		—		—		—		—		(203)
Disposal		—		(18)		—		—		—		(865)		(782)		(1,665)
Transfer (*1)		—		—		—		—		—		1,431		—		1,431

Ending balance	￦	—	￦	3,173	￦	468	￦	150	￦	594	￦	131,301	￦	11,701	￦	147,387

	For the year ended December 31, 2010
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Beginning balance	￦	214	￦	5,539	￦	109	￦	94	￦	1,289	￦	51,619	￦	9,279	￦	68,143
Foreign currencies translation adjustment		(5)		11		—		—		(27)		(55)		(37)		(113)
Acquisition		—		2,120		90		61		—		5,369		3,461		11,101
Depreciation		—		(2,501)		(42)		(24)		(340)		(36,464)		—		(39,371)
Disposal		—		—		—		—		—		(44)		(350)		(394)

Ending balance	￦	209	￦	5,169	￦	157	￦	131	￦	922	￦	20,425	￦	12,353	￦	39,366

(*1)	￦1,431 million is transferred from construction in progress.

16.	OTHER ASSETS

Details of other assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Suspense receivables:
Suspense receivables in local currency	￦	—	￦	34,812	￦	48,586
Suspense receivables in foreign currencies		20,049		4,359		4,516

Sub-total		20,049		39,171		53,102

Advance payments		—		11,448		—
Prepaid expenses:
Prepaid expenses in local currency		189,169		138,407		178,938
Prepaid expenses in foreign currencies		11,475		12,313		13,903
Unearned interest of prepaid expenses		188		382		498

Sub-total		200,832		151,102		193,339

Others
Supplies and others		4,094		2,894		2,128

Non-operative assets:
Non-operative real properties		555		3,639		2,973
Provision for valuation		—		(787)		—

Sub-total		555		2,852		2,973

Total	￦	225,530	￦	207,467	￦	251,542

17.	ASSETS HELD FOR SALE

In accordance with K-IFRS No. 1105 ‘Non-current assets held for sale and discontinued operations’, the Group reclassified certain assets into assets held for sale as of January 1, 2010. Assets held for sale of ￦2,258 million, ￦5,185 million, and ￦7,609 million, respectively, are recorded as of December 31, 2011, December 31, 2010, and January 1, 2010.

18.	ASSETS SUBJECTED TO LIEN AND ASSETS ACQUIRED THROUGH A FORECLOSURE

(1)	Details of assets subjected to lien are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Collateral given to	Amount		Reason for collateral
Due from banks	Central bank of Bangladesh and others	￦	69,606	Reserves for capital and others
Securities	BOK and others		7,093,822	Limitation on total loan exposure and others
Loans	Woo-Jeong saving bank		80,536	Collateral for borrowings

		￦	7,243,964

	December 31, 2010
	Collateral given to	Amount		Reason for collateral
Due from banks	Central bank of Bangladesh and others	￦	82,762	Reserves for capital and others
Securities	BOK and others		6,803,833	Limitation on total loan exposure and others
Loans	Woo-Jeong saving bank		75,666	Collateral for borrowings

		￦	6,962,261

	January 1, 2010
	Collateral given to	Amount		Reason for collateral
Due from banks	Morgan Stanley Co., Intl. and others	￦	274,009	Collateral for credit derivatives transactions and others
Securities	BOK and others		7,326,488	Limitation on total loan exposure and others
Loans	Woo-Jeong saving bank		127,737	Collateral for borrowings

		￦	7,728,234

(2)	Assets acquired through a foreclosure are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Land	￦	—	￦	508	￦	521
Building		555		3,640		2,973
Provision for real estate properties		—		(787)		—

	￦	555	￦	3,361	￦	3,494

19.	FINANCIAL LIABILITIES AT FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial liabilities held for trading	￦	3,187,358	￦	3,220,295	￦	4,080,505
Financial liabilities designated at FVTPL		322,208		1,509,280		1,684,041

Total	￦	3,509,566	￦	4,729,575	￦	5,764,546

(2)	Details of financial liability held for trading are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Borrowings
Securities in short position	￦	8,105	￦	18,901	￦	58,487
Derivative liabilities:
Interest rate derivatives		1,500,077		1,371,402		1,280,083
Currency derivatives		1,334,052		1,444,968		2,040,164
Stock derivatives		328,153		357,859		455,973
Credit derivatives		—		1,600		203,317
Commodity derivatives		16,971		25,565		42,481

Sub-total		3,179,253		3,201,394		4,022,018

Total	￦	3,187,358	￦	3,220,295	￦	4,080,505

(3)	Details of financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Debentures:
Debentures in local currency	￦	226,433	￦	238,736	￦	271,338
Debentures in foreign currencies		95,775		1,273,039		1,415,654
Discounts on debentures		—		(2,495)		(2,951)

Total	￦	322,208	￦	1,509,280	￦	1,684,041

A portion of liabilities which do not meet the definition of financial liabilities held for trading is designated as financial instrument at FVTPL by using fair value option to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

(4)	Credit risk adjustments to financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Financial liabilities designated at FVTPL	￦	322,208	￦	1,509,280	￦	1,684,041
Changes in fair value for credit risk adjustments		6,462		(564)		(10,996)
Accumulated changes in credit risk adjustments	￦	(26,470)	￦	5,285	￦	(10,996)

(5)	Financial liabilities at FVTPL’s carrying amount and face amount at maturity are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Carrying amount	￦	322,208	￦	1,509,280	￦	1,684,041
Face amount at maturity		296,498		1,472,864		1,675,282

Difference	￦	25,710	￦	36,416	￦	8,759

20.	DEPOSITS DUE TO CUSTOMERS (“DEPOSITS”)

(1)	Details of deposits by interest type are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Deposits in local currency:
Deposits on demand:
Interest bearing	￦	2,450,041	￦	2,710,250	￦	2,360,115
Non-interest bearing		8,401,386		4,740,959		5,130,601
Money trust		892		912		906
Deposits at termination		137,613,700		133,984,449		117,979,005
Mutual installment		82,823		110,314		144,417

Sub-total		148,548,842		141,546,884		125,615,044

Certificate of deposits		959,458		1,764,677		10,457,581
Other deposits:
Deposits on notes payable		2,479,546		3,458,658		3,024,917
Deposits on CMA		1,752,379		2,150,747		1,554,060

Sub-total		4,231,925		5,609,405		4,578,977

Deposits in foreign currencies:
Interest bearing		9,178,643		7,558,144		8,395,791
Non-interest bearing		1,192,566		875,623		1,350,883

Sub-total		10,371,209		8,433,767		9,746,674

Present value discount		(18,958)		(40,424)		(273,726)

Total	￦	164,092,476	￦	157,314,309	￦	150,124,550

(2)	Details of deposits by customers are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Individuals	￦	53,634,183	￦	49,341,193	￦	45,267,536
Corporations		50,557,685		51,564,091		49,650,186
Banks		22,427,121		20,276,161		20,919,348
Government agencies		12,938,301		13,034,448		12,898,296
Other financial institutions		7,337,791		6,084,302		4,240,488
Government		6,269,995		6,050,868		7,319,476
Non-profit corporations		4,204,331		4,150,219		3,484,399
Educational organizations		2,509,585		2,453,360		2,288,067
Foreign corporations		1,333,507		785,539		435,467
Others		2,898,935		3,614,552		3,895,013
Present value discount		(18,958)		(40,424)		(273,726)

Total	￦	164,092,476	￦	157,314,309	￦	150,124,550

21.	BORROWINGS AND DEBENTURES

(1)	Details of borrowings are as follows (Unit: Korean Won in millions):

	December 31, 2011
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.5	￦	651,854
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 3.8		1,936,670
Others	Korea Finance Corporation and others	0.8 ~ 3.7		2,090,819

Sub-total				4,679,343

Borrowings in foreign currencies	Wilshire State Bank and others	0.3 ~ 5.6		9,862,373
Call-money	Banks	0.2 ~ 4.7		2,908,505
Bonds sold under repurchase agreements	Others	2.2 ~ 21.2		985,141
Bills sold	Others	0.0 ~ 3.7		96,453
Securitized borrowings	Others	2.7 ~ 7.8		644,900
Present value discount				(2,073)

Total			￦	19,174,642

	December 31, 2010
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.3	￦	771,370
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 5.0		2,007,750
Others	Korea Finance Corporation and others	3.0 ~ 3.5		2,355,662

Sub-total				5,134,782

Borrowings in foreign currencies	Wachovia Bank and others	0.5 ~ 6.4		7,872,885
Call-money	Banks	0.1 ~ 5.0		4,326,568
Bonds sold under repurchase agreements	Others	2.0 ~ 21.2		817,345
Bills sold	Others	0.0 ~ 3.0		100,690
Securitized borrowings	Others	2.5 ~ 7.8		733,471
Present value discount				(2,770)

Total			￦	18,982,971

	January 1, 2010
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.3	￦	1,107,226
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 5.3		2,028,486
Others	Korea International Trade Association and others	3.0 ~ 3.8		2,977,304

Sub-total				6,113,016

Borrowings in foreign currencies	Deutsche Bank and others	0.6 ~ 7.1		8,216,213
Call-money	Banks	0.2 ~ 2.0		5,283,801
Bonds sold under repurchase agreements	Others	2.0 ~ 21.2		465,821
Bills sold	Others	0.0 ~ 3.4		89,180
Securitized borrowings	Others	4.2 ~ 7.8		590,700
Present value discount				(6,396)

Total			￦	20,752,335

(2)	Details of other monetary organizations’ borrowings are as follows (Unit: Korean Won in millions):

	December 31, 2011
	BOK		General banks		Others		Total
Borrowings in local currency	￦	651,854	￦	641,360	￦	1,229	￦	1,294,443
Borrowings in foreign currencies		—		4,940,001		4,922,372		9,862,373
Call-money		—		1,165,105		1,743,400		2,908,505
Bonds sold under repurchase agreements		—		—		985,141		985,141

Total	￦	651,854	￦	6,746,466	￦	7,652,142	￦	15,050,462

	December 31, 2010
	BOK		General banks		Others		Total
Borrowings in local currency	￦	771,370	￦	735,379	￦	58,002	￦	1,564,751
Borrowings in foreign currencies		—		3,964,695		3,908,190		7,872,885
Call-money		—		1,544,568		2,782,000		4,326,568
Bonds sold under repurchase agreements		—		—		817,345		817,345

Total	￦	771,370	￦	6,244,642	￦	7,565,537	￦	14,581,549

	January 1, 2010
	BOK		General banks		Others		Total
Borrowings in local currency	￦	1,107,226	￦	751,286	￦	12,601	￦	1,871,113
Borrowings in foreign currencies		—		4,796,199		3,420,014		8,216,213
Call-money		—		1,769,701		3,514,100		5,283,801
Bonds sold under repurchase agreements		—		—		465,821		465,821

Total	￦	1,107,226	￦	7,317,186	￦	7,412,536	￦	15,836,948

(3)	Details of debentures are as follows (Unit: Korean Won in millions):

	December 31, 2011			December 31, 2010			January 1, 2010
	Interest rate (%)	Amount		Interest rate (%)	Amount		Interest rate (%)	Amount
Carrying value of bond:
Ordinary bonds	0.5 ~ 10.5	￦	14,901,618	0.6 ~ 10.5	￦	16,456,439	0.5 ~ 10.5	￦	18,908,978
Subordinated bonds	4.7 ~ 10.3		4,950,864	5.1 ~ 10.3		3,770,616	5.0 ~ 10.3		4,604,877

Sub-total			19,852,482			20,227,055			23,513,855

Discount on bonds			(40,669)			(34,628)			(37,752)

Total		￦	19,811,813		￦	20,192,427		￦	23,476,103

22.	PROVISIONS

(1)	Details of provisions are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Provisions for guarantees (*1)	￦	437,557	￦	284,599	￦	278,191
Provisions for unused commitments		116,444		152,355		172,328
Provision for credit card point		701		10,721		11,136
Other provisions		19,603		30,879		28,228
Asset retirement obligation		11,080		18,159		16,984
Retirement benefit obligation		22,227		23,116		43,894

	￦	607,612	￦	519,829	￦	550,761

(*1)	Provision for guarantee is including provision for financial guarantee of ￦186,638 million, ￦80,196 million, and ￦197,860 million as of December 31, 2011, December 31, 2010, and January 1, 2010, respectively.

(2)	Changes in provision except asset retirement obligation and retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Provisions for guarantees		Provisions for unused commitments		Provision for credit card point		Other provisions		Total
Beginning balance	￦	284,599	￦	152,355	￦	10,721	￦	30,879	￦	478,554
Provisions provided		147,120		2,391		9,339		1,379		160,229
Provisions used and others		11,202		1		(19,359)		(12,655)		(20,811)
Reversal of unused amount		(5,251)		(38,310)		—		—		(43,561)
Foreign exchange translation adjustment		(113)		7		—		—		(106)

Ending balance	￦	437,557	￦	116,444	￦	701	￦	19,603	￦	574,305

	For the year ended December 31, 2010
	Provisions for guarantees		Provisions for unused commitments		Provision for credit card point		Other provisions		Total
Beginning balance	￦	278,191	￦	172,328	￦	11,136	￦	28,228	￦	489,883
Provisions provided		194,166		4,027		22,429		4,236		224,858
Provisions used and others		(19,922)		(26)		(22,844)		13,355		(29,437)
Reversal of unused amount		(167,794)		(23,959)		—		(14,940)		(206,693)
Foreign exchange translation adjustment		(42)		(15)		—		—		(57)

Ending balance	￦	284,599	￦	152,355	￦	10,721	￦	30,879	￦	478,554

(3)	Changes in asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	18,159	￦	16,984
Provisions provided		617		726
Provisions used		(342)		(190)
Discount rate adjustment		(7,377)		—
Amortization		23		639

Ending balance	￦	11,080	￦	18,159

23.	RETIREMENT BENEFIT OBLIGATION

(1)	Details of retirement benefit obligation are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Projected retirement benefit obligation	￦	234,663	￦	139,539	￦	139,403
Fair value of plan assets		(212,436)		(116,423)		(95,509)

Liability recognized	￦	22,227	￦	23,116	￦	43,894

(2)	Details of post-employee benefits recognized in profit and loss are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Current service cost	￦	82,794	￦	84,158
Interest cost		7,464		5,887
Expected return of plan assets		(5,697)		(5,784)
Actuarial losses		16,320		(3,099)
Losses on the curtailment or settlement		(299)		—

	￦	100,582	￦	81,162

For the year ended December 31, 2011 the Group appropriate its contribution retirement benefit at the expense of ￦2,439 million.

(3)	Changes in carrying value of retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	139,539	￦	139,403
Service cost		82,794		84,158
Interest cost		7,464		5,887
Actuarial loss (gain)		15,361		(5,496)
Foreign currencies translation Adjustments		104		21
Retirement benefit paid		(9,035)		(84,434)
Losses on the curtailment or settlement		(1,564)		—

Ending balance	￦	234,663	￦	139,539

(4)	Changes in plan assets are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	116,423	￦	95,509
Expected return on plan assets		5,697		5,784
Actuarial loss		(959)		(2,398)
Employer’s contributions		96,377		58,079
Retirement benefit paid		(3,643)		(40,551)
Curtailment or settlement		(1,265)		—
Others		(194)		—

Ending balance	￦	212,436	￦	116,423

(5)	Actuarial assumption used in retirement benefit obligation assessment are as follows (Unit: Korean Won in millions):

	December 31, 2011	December 31, 2010	January 1, 2010
Discount rate	4.76%	5.65%	5.31%
Inflation rate	2.30%	3.20%	3.20%
Expected rate of return on plan assets	4.49%	4.24%	5.67%
Future wage growth rate	5.31%	5.74%	5.85%
Mortality ratio	Issued by Korea Insurance Development Institute

Expected rate of return on plan assets as of December 31, 2011, 2010 and January 1, 2010, which were considered with the expect rate of return on retirement pension, retirement trust and retirement insurances, are calculated as 4.49%, 4.24% and 5.67%, respectively.

(6)	Details of plan assets are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Deposits	￦	131,081	￦	70,939	￦	27,453
Equity securities		5,257		3,975		12,669
Beneficiary certificates		49,480		27,209		23,293
Others		26,618		14,300		32,094

Total	￦	212,436	￦	116,423	￦	95,509

(7)	The realized returns on plan assets for the year ended in December 31, 2011 and 2010 are ￦4,738 million and ￦3,386 million, respectively.

(8)	Details of retirement benefit obligation for recent 3 years are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1,2010
retirement benefit obligation recognized	￦	22,227	￦	23,116	￦	43,894
Present value of retirement benefit obligation		234,663		139,539		139,403
Fair value of plan assets	￦	(212,436)	￦	(116,423)	￦	(95,509)

24.	OTHER FINANCIAL LIABILITIES AND OTHER LIABILITIES

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Other financial liabilities:
Accounts payable	￦	6,112,868	￦	1,999,398	￦	1,743,906
Accrued expenses		2,651,400		2,188,579		1,891,312
Others		59,377		55,603		43,779
Discount for others		(3,195)		(4,411)		(2,290)
Borrowing from thrust accounts		2,381,862		1,984,695		2,668,787
Deposits		256,725		264,225		172,680
Agency business revenue		153,701		218,343		197,986
Domestic exchanges payable		2,968,232		96,834		341,572
Foreign exchanges payables		694,362		580,354		372,375
Others on credit cards		101,106		101,163		85,575
Agency and others		970,531		1,315,154		913,399

Sub-total		16,346,969		8,799,937		8,429,081

Other liabilities:
Unearned income		209,026		196,454		195,228
Other miscellaneous liabilities		235,523		81,303		497,954

Sub-total		444,549		277,757		693,182

Total	￦	16,791,518	￦	9,077,694	￦	9,122,263

25.	DERIVATIVES

(1)	Details of derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011
			Assets						Liabilities
	Notional amount		Fair value hedge		Cash flow hedge		For trading		Fair value hedge		Cash flow hedge		For trading
Interest rate:
Swaps	￦	176,139,868	￦	326,413	￦	—	￦	1,386,661	￦	12,885	￦	10,518	￦	1,469,153
Futures		298,253		—		—		—		—		—		—
Long options		2,445,000		—		—		36,254		—		—		—
Short options		2,771,136		—		—		—		—		—		30,924
Currency:
Forwards		35,359,148		—		—		749,082		—		—		311,625
Swaps		27,243,579		—		—		722,915		—		2,179		995,488
Futures		1,065,618		—		—		—		—		—		—
Long options		1,957,680		—		—		395,419		—		—		—
Short options		1,890,912		—		—		—		—		—		26,938
Equity:
Futures		18,945		—		—		—		—		—		—
Long options		591,620		—		—		53,706		—		—		—
Short options		1,177,223		—		—		—		—		—		328,153
Others:
Long options		234,408		—		—		11,683		—		—		—
Short options		239,000		—		—		—		—		—		11,793
Forwards		10,516		—		—		239		—		—		253
Swaps		157,938		—		—		4,424		—		—		4,926
Futures		300		—		—		—		—		—		—

Total	￦	251,601,144	￦	326,413	￦	—	￦	3,360,383	￦	12,885	￦	12,697	￦	3,179,253

	December 31, 2010
			Assets						Liabilities
	Notional amount		Fair value hedge		Cash flow hedge		For trading		Fair value hedge		Cash flow hedge		For trading
Interest rate:
Swaps	￦	204,633,092	￦	132,267	￦	957	￦	1,218,147	￦	23,725	￦	10,694	￦	1,328,003
Futures		31,020		—		—		—		—		—		—
Long options		4,225,000		—		—		61,558		—		—		—
Short options		5,076,534		—		—		—		—		—		43,398

Currency:
Forwards		27,404,892		—		—		865,796		—		—		373,681
Swaps		24,884,530		—		—		838,787		—		—		1,014,073
Futures		870,966		—		—		—		—		—		—
Long options		2,360,647		—		—		420,078		—		—		—
Short options		2,295,334		—		—		—		—		—		57,214

Equity:
Futures		46,249		—		—		—		—		—		—
Long options		396,246		—		—		39,279		—		—		—
Short options		1,243,991		—		—		—		—		—		357,859

Others:
Long options		87,081		—		—		11,821		—		—		—
Short options		87,615		—		—		—		—		—		11,925
Forwards		198,378		—		—		6,065		—		—		5,496
Swaps		312,150		—		—		7,553		—		—		9,744
Futures		295		—		—		—		—		—		—

Total	￦	274,154,020	￦	132,267	￦	957	￦	3,469,084	￦	23,725	￦	10,694	￦	3,201,393

	January 1, 2010
			Assets						Liabilities
	Notional amount		Fair value hedge		Cash flow hedge		For trading		Fair value hedge		Cash flow hedge		For trading
Interest rate:
Swaps	￦	137,303,775	￦	104,986	￦	2,522	￦	1,099,587	￦	52,312	￦	12,285	￦	1,219,477
Futures		29,327		—		—		—		—		—		—
Long options		6,013,380		—		—		76,513		—		—		—
Short options		6,164,964		—		—		—		—		—		60,606

Currency:
Forwards		34,357,927		—		—		1,357,750		—		—		603,985
Swaps		19,640,707		—		—		721,377		—		—		1,324,687
Futures		668,498		—		—		—		—		—		—
Long options		3,049,897		—		—		598,523		—		—		—
Short options		3,198,520		—		—		—		—		—		111,492

Equity:
Futures		179,446		—		—		—		—		—		—
Long options		429,370		—		—		47,338		—		—		—
Short options		2,077,448		—		—		—		—		—		455,973

Others:
Long options		304,145		—		—		19,845		—		—		—
Short options		312,065		—		—		—		—		—		22,949
Forwards		82,213		—		—		1,661		—		—		1,246
Swaps		875,694		—		—		18,671		—		—		221,602
Futures		5,752		—		—		—		—		—		—

Total	￦	214,693,128	￦	104,986	￦	2,522	￦	3,941,265	￦	52,312	￦	12,285	￦	4,022,017

The above disclosure includes all derivatives regardless of the financial instrument categories. Derivatives held for trading purpose classified into financial assets or liabilities at FVTPL (see notes 7 and 19) and derivatives for hedging are stated as a separate line item at the consolidated statements of financial position.

(2)	Gains or losses on valuation of derivatives are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Loss from fair value hedged item	￦	(195,534)	￦	(123,202)
Gain from fair value hedging instrument		182,860		79,042

26.	DAY 1 PROFITS AND LOSSES

Changes in deferred day 1 profits and losses are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Beginning balance	￦	5,300	￦	—
New transactions		4,580		7,530
Amounts recognized in profits or loss		(5,310)		(2,230)

Ending balance	￦	4,570	￦	5,300

Although no observable elements were available in active market to determine fair value of the financial instruments, valuation techniques were utilized to determine fair value of such instruments. These financial instruments are recorded at fair values at the time of purchase even though there were differences noted on the transaction price and fair value obtained from valuation techniques. The table above shows the differences yet to be recognized in net income and the details.

27.	CAPITAL STOCK, HYBRID SECURITIES AND CAPITAL SURPLUS

(1)	Capital stock, hybrid securities and capital surplus are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January1, 2010
Capital Stock:
Common Stock	￦	3,479,783	￦	3,479,783	￦	3,479,783
Preferred Stock		350,000		350,000		350,000
Hybrid securities		1,681,807		2,181,806		2,181,806
Capital Surplus:
Capital in excess of par value		346,880		346,238		346,880
Other capital surplus		465,136		465,183		465,113

Total	￦	6,323,606	￦	6,823,010	￦	6,823,582

(2)	The number of authorized shares is as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January1, 2010
Authorized shares of capital stock		3,000,000,000 shares		3,000,000,000 shares		3,000,000,000 shares
Par value	￦	5,000	￦	5,000	￦	5,000
Issued shares of capital stock		765,956,580 shares		765,956,580 shares		765,956,580 shares

(3)	Hybrid securities classified as equity are as follows (Unit: Korean Won in millions):

	Issue date	Maturity	Interest Rates (%)	December 31, 2011		December 31, 2010		January 1, 2010
Local currency	2008. 6. 20.	2038. 6. 19.	7.7	￦	254,633	￦	254,633	￦	254,633
	2009. 3. 31.	2039. 3. 30.	6.7		499,998		999,997		999,997
Foreign currencies	2007. 5. 21.	2037. 5. 20.	6.2		927,176		927,176		927,176

				￦	1,681,807	￦	2,181,806	￦	2,181,806

The Group can exercise its right to early repayment after five or ten years after issuing hybrid securities, and at the date of maturity, the contractual agreements allow the Group to indefinitely extend the maturity date with the same contractual terms. In addition, the Group decides not to pay the dividends of common share at general shareholder’s meeting, the Group may not pay interest on the hybrid securities.

(4)	Details of capital surplus are as follows (Unit: Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Capital in excess of par value	Increase by issuance of preferred stock and common stock issue cost	￦	346,880	￦	346,880	￦	346,880

Other capital surplus	Increase by acquisition of banking segment of formerly Peace Bank		31,903		31,903		31,903
	Gain on disposal of subsidiary stock (formerly Woori Investment Trust Management Co., Ltd.)		17,392		17,392		17,392
	Loss on disposal of subsidiary stock (formerly Woori Investment Securities Co., Ltd.)		(55,369)		(55,369)		(55,369)
	Increase by merger with formerly Woori Investment Bank Co., Ltd.		138,682		138,682		138,682
	Increase by merger with formerly Woori Card		330,395		330,395		330,395
	Increase by additional acquisition of interests in P.T. Bank Woori Indonesia		2,133		1,538		2,110

	Sub-total		465,136		464,541		465,113

	Total	￦	812,016	￦	811,421	￦	811,993

28.	OTHER EQUITY

Changes in other equity are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Beginning balance		Others		Reclassification		Income tax effect		Ending balance
Gain (loss) on valuation of AFS financial assets	￦	939,938	￦	100,304	￦	(581,215)	￦	84,401	￦	543,428
Share of other comprehensive gain (loss) on associates		20,857		(3,920)		(24,788)		6,360		(1,491)
Gain (loss) on valuation of cash flow hedge		(9,298)		7,617		(749)		—		(2,430)
Gain (loss) on overseas business translation and others		(13,237)		15,818		—		(3,703)		(1,122)

Total	￦	938,260	￦	119,819	￦	(606,752)	￦	87,058	￦	538,385

	For the year ended December 31, 2010
	Beginning balance		Others		Reclassification		Income tax effect		Ending balance
Gain (loss) on valuation of AFS financial assets	￦	1,159,619	￦	236,340	￦	(524,737)	￦	68,716	￦	939,938
Share of other comprehensive gain (loss) on associates		43,112		(28,532)		—		6,277		20,857
Gain (loss) on valuation of cash flow hedge		(10,468)		5,164		(3,994)		—		(9,298)
Gain (loss) on overseas business translation and others		—		(14,535)		—		1,298		(13,237)

Total	￦	1,192,263	￦	198,437	￦	(528,731)	￦	76,291	￦	938,260

For the change in gain (loss) on valuation of AFS financial assets, others represent the change from the valuation for the period, and reclassification adjustments show disposal or recognition of impairment losses on AFS financial assets.

29.	RETAINED EARNINGS

Changes in retained earnings are as follows (Unit: Korean Won in millions):

		December 31, 2011		December 31, 2010		January 1, 2010
Legal Reserve	Legal reserve	￦	1,208,332	￦	1,094,275	￦	994,123
	Other legal reserve		59,595		52,616		37,654

	Sub-total		1,267,927		1,146,891		1,031,777

Voluntary Reserve	Business rationalization reserve		8,000		8,000		8,000
	Reserve for financial structure improvement		235,400		235,400		212,000
	Additional reserve		6,799,544		6,193,044		5,653,044
	Other voluntary reserve		6,100		6,100		100

	Sub-total		7,049,044		6,442,544		5,873,144

Retained earnings before appropriation			2,939,236		2,129,142		1,993,349

	Total	￦	11,256,207	￦	9,718,577	￦	8,898,270

1)	Legal reserve

In accordance with the Act of Banking Law, legal reserve are appropriated at least one tenth of the earnings after tax on every dividend declaration, not exceeding the paid in capital. This reserve may not be used other than for offsetting a deficit or transferring to capital.

2)	Other legal reserve

Other legal reserves were appropriated in the branches located in Japan, Vietnam and Bangladesh according to the banking laws of Japan, Vietnam and Bangladesh, and may be used to offset any deficit incurred in those branches.

3)	Business rationalization reserve

Pursuant to the Tax Exemption and Reduction Control Law, the Group was previously required to appropriate, as a reserve for business rationalization, amounts equal to tax reductions arising from tax exemptions and tax credits up to December 31, 2001. The requirement was no longer effective from 2002.

4)	Reserve for financial structure improvement

In 2002, the Finance Supervisory Services recommended banks in Korea to appropriate at least ten percent of net income after accumulated deficit for financial structure improvement, until simple capital ratio equals 5.5 percent. This reserve is not available for payment of cash dividends; however, it can be used to reduce a deficit or be transferred to capital.

5)	Reserve for research and human development

In accordance with the Tax Reduction and Exemption Control Act, the Group reserves tax reserves (reserve when taxable deduction under reporting adjustment during calculating income tax) when the Group dispose of retain earning. However, this reserve cannot allocate the amount of purchase return under related tax law.

6)	Additional reserve and other voluntary reserve

Additional reserve and other voluntary reserve were appropriated for capital adequacy and other management purposes.

30.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if the estimated provisions for credit loss under K-IFRS for the accounting purpose are lower than those in accordance with the provisions under RSBB, the Group shall disclose the difference as the planned regulatory reserve for credit loss.

(1)	Balance of the planned regulatory reserve for credit losses is as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010
Beginning	￦	—	￦	—
Amount estimated to be appropriated		1,123,866		513,676

Ending	￦	1,123,866	￦	513,676

(2)	Planned reserves provided, adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are as follows (Unit: Korean Won in millions, except for earning per share):

	For the year ended December 31, 2011
Planned reserves provided	￦	610,190
Adjusted net income after the planned reserves provided (*1)		1,459,182
Adjusted Earnings per share after the planned reserves provided (*1)	￦	1,811

(*1)	Adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are not in accordance with K-IFRS and calculated on the assumption that provision of regulatory reserve for credit loss before income tax is adjusted to the profit.

31.	DIVIDENDS

Details of dividends and payout ratio are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011				For the year ended December 31, 2010
	Common stock		Preferred Stock (*1)		Common stock		Preferred Stock (*1)
Shares outstanding (million)		696		70		696		70
Par value per share	￦	5,000	￦	5,000	￦	5,000	￦	5,000
Capital stock (million)		3,479,783		350,000		3,479,783		350,000
Number of shares issued (million)		696		70		696		70
Cash dividend per share	￦	608	￦	800	￦	477	￦	800
Total cash dividend (million)		423,053		56,000		331,725		56,000
Dividend rate		12.2%		16.0%		9.5%		16.0%
Net income (million)		2,069,371		2,069,371		1,262,104		1,262,104
Payout ratio (*2)		20.4%		2.7%		.26.3%		4.4%

(*1)	Preferred stock is non-cumulative and non-participating and its dividend rate is 8% on issuance price per share.
(*2)	Payout ratio for the year ended December 31, 2010 is calculated in accordance with K-IFRS and payout ratio of common stock and preferred stock under K-GAAP for the year ended December 31, 2010 were 29.9% and 5.1%, respectively. In addition, payout ratio of common stock and preferred stock after reflecting planned regulatory reserve for credit loss for the year ended December 31, 2011 are 29.0% and 3.8%, respectively.

32.	NET INTEREST INCOME

(1)	Details of interest income recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Financial asset at FVTPL:
Interest of securities:
Securities in local currency	￦	196,756	￦	203,565
Securities in foreign currencies		—		1,090
Interest of other assets		89,824		79,777

Sub-total		286,580		284,432

AFS financial asset:
Interest of securities in local currency:
Interest of government bonds		142,463		124,031
Interest of finance debentures		124,349		133,856
Interest of debentures		42,479		18,463
Interest of beneficiary certificate		712		891
Interest of other securities		1		—
Interest of securities in foreign currencies		5,461		7,641

Sub-total		315,465		284,882

HTM financial asset:
Interest of securities in local currency:
Interest of government bonds		232,601		146,243
Interest of finance debentures		225,033		364,898
Interest of debentures		197,288		89,714
Others		709		—
Interest of securities in foreign currencies		8,305		10,568

Sub-total		663,936		611,423

Loans and receivables:
Interest on due from banks:
Interest on due from banks in local currency		29,136		4,070
Interest on due from banks in foreign currencies		18,116		8,364
Interest of loans:
Interest on loans in local currency		8,218,926		7,642,649
Interest on loans in foreign currencies		438,327		465,369
Interest on domestic usance bills		49,049		46,040
Interest on off-shore loans		497		1,234
Interest on inter-bank loans		58,084		24,880
Interest on call loans		87,756		79,993
Interest on bills bought		14,160		8,318
Interest on foreign currencies		120,677		145,265
Interest on payment for acceptances and guarantees		4,292		3,311
Interest on bonds sold under repurchase agreements		100,061		58,119
Interest on privately placed bonds		119,723		163,199
Interest on credit card receivables		996,012		1,007,690
Interest on other loans		39,350		40,315
Interest of other assets		99,111		101,495

Sub-total		10,393,277		9,800,311

Total	￦	11,659,258	￦	10,981,048

Interest income accrued from impaired loan is ￦140,933 million and ￦62,257 million for the years ended December 31, 2011 and 2010, respectively.

(2)	Interest expense recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Interest of deposits:
Interest on demand deposits in local currency	￦	20,116	￦	13,044
Interest on deposits in foreign currencies		33		33
Interest on saving deposits in local currency		4,121,885		3,750,353
Interest on mutual installment		3,590		4,726
Interest on money trust		64,966		279,814
Interest on certificate of deposits		175,043		121,560
Interest on other deposits		91,210		81,645

Sub-total		4,476,843		4,251,175

Interest of borrowings:
Interest on borrowings in local currency		148,255		172,634
Interest on borrowings in foreign currencies		115,342		105,731
Interest on call money		57,627		45,795
Interest on bills sold		19,992		13,227
Interest on bonds sold under repurchase agreements		2,582		2,320

Sub-total		343,798		339,707

Interest of debentures:
Interest on debentures in local currency		791,917		976,662
Interest on debentures in foreign currencies		223,042		282,629

Sub-total		1,014,959		1,259,291

Others		98,062		104,113

Total	￦	5,933,662	￦	5,954,286

33.	NET FEES AND COMMISSIONS INCOME

(1)	Details of fees and commissions income occurred are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Commission received:
Commission received in local currency	￦	501,697	￦	448,127
Commission received in foreign currencies		201,230		193,402

Sub-total		702,927		641,529

Commission fees		97,386		100,354
Commission received on project financing		22,847		15,544
Commission received on credit card:
Credit card in local currency		12,800		10,899
Credit card in foreign currencies		21,113		—
Prepaid card		1,375		1,903
Debit card		777		569

Sub-total		36,065		13,371

CMA management charges		5,553		6,131
Commission received on securities		71,688		92,027
Other commission received		20,688		23,049
Commission received on trust business		36,775		39,525

Total	￦	993,929	￦	931,530

(2)	Details of fees and commissions expense occurred are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Commission expenses:
Commission expenses in local currency	￦	61,909	￦	55,780
Commission expenses in foreign currencies		22,722		19,607

Sub-total		84,631		75,387

Commission expenses on credit card:
Credit card in local currency		337,794		324,179
Credit card in foreign currencies		2,715		3,392
Debit card		771		527

Sub-total		341,280		328,098

Commission expenses on securities		140		580
Commission expenses on brand loyalty		58,065		32,408
Commission expenses on trust business		1,822		1,264

Total	￦	485,938	￦	437,737

34.	DIVIDEND INCOME

Details of dividend income recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Financial assets at FVTPL:
Dividend income in local currency	￦	7,484	￦	3,820

AFS financial assets:
Dividend in local currency		111,595		113,088
Dividend in foreign currencies		4,071		2,187
Sub-total		115,666		115,275

Total	￦	123,150	￦	119,095

35.	GAINS AND LOSSES ON FINANCIAL ASSETS AT FVTPL

(1)	Details of gains and losses on financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Gains and losses on financial assets held for trading	￦	78,797	￦	58,089
Gains and losses of financial assets designated at FVTPL		27,885		(42,876)

Total	￦	106,682	￦	15,213

(2)	Details of gains and losses on financial assets held for trading are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Gain (loss) on securities:
Gain on retirement of securities in local currency	￦	1	￦	624
Loss on retirement of securities in local currency		(29)		(11)

Sub-total		(28)		613

Gain on transaction of securities in local currency		57,301		145,397
Loss on transaction of securities in local currency		(109,119)		(54,616)

Sub-total		(51,818)		90,781

Gain on valuation of securities in local currency		15,598		39,626
Loss on valuation of securities in local currency		(18,559)		(1,990)

Sub-total		(2,961)		37,636

Gain (loss) on securities sub-total		(54,807)		129,030

Gain (loss) on derivatives (for trading):
Gain on transaction and valuation of derivatives:
Gain on interest rates derivatives		1,843,855		2,040,078
Loss on interest rates derivatives		(1,841,678)		(2,130,406)

Sub-total		2,177		(90,328)

Gain on currencies derivatives		3,556,354		3,850,443
Loss on currencies derivatives		(3,470,563)		(3,796,031)

Sub-total		85,791		54,412

Gain on equity derivatives		176,187		221,787
Loss on equity derivatives		(139,137)		(273,846)

Sub-total		37,050		(52,059)

Gain on other derivatives		83,429		206,790
Loss on other derivatives		(81,591)		(203,172)

Sub-total		1,838		3,618

Gain (loss) on derivatives sub-total		126,856		(84,357)

Gain (loss) on other financial instruments:
Gain on transaction of other financial instruments		8,464		11,936
Loss on transaction of other financial instruments		(2,130)		(1,270)

Sub-total		6,334		10,666

Gain on valuation of other financial instruments		416		2,750
Loss on valuation of other financial instruments		(2)		—

Sub-total		414		2,750

Gain on other financial instruments sub-total		6,748		13,416

Total	￦	78,797	￦	58,089

(3)	Details of gains and losses of financial instrument at FVTPL are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Gain on transaction of securities:
Loss on redemption of securities in foreign currencies	￦	—	￦	(589)
Gain on transaction of securities in local currency		—		15
Gain on transaction of securities in foreign currencies		—		1,124

Sub-total		—		550

Gain (loss) on other financial instruments:
Gain on disposition of other financial instruments		18,861		2,516
Gain (loss) on valuation of other financial instruments		9,024		(45,942)

Sub-total		27,885		(43,426)

Total	￦	27,885	￦	(42,876)

36.	GAINS AND LOSSES ON AFS FINANCIAL ASSETS

Details of gains and losses on AFS financial assets recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Gain on transaction of securities:
Gain on redemption of securities in local currency	￦	72	￦	99
Gain on redemption of securities in foreign currencies		—		2,035
Gain on transaction of securities in local currency		1,194,274		960,944
Gain on transaction of securities in foreign currencies		5,715		17,340

Sub-total		1,200,061		980,418

Reversal of impairment loss (Impairment loss):
Securities in local currency		(163,529)		30,101
Securities in foreign currencies		(19,786)		(31,973)

Sub-total		(183,315)		(1,872)

Total	￦	1,016,746	￦	978,546

37.	GAIN (LOSS) ON HTM FINANCIAL ASSETS

There is no gain or loss on HTM financial assets for the years ended December 31, 2011 and 2010, respectively. In addition, details of interest income of HTM financial assets are stated in note 32.

38.	IMPAIRMENT LOSSES FOR LOANS, OTHER RECEIVABLES, GUARANTEES AND UNUSED COMMITMENTS

Impairment losses for loans, other receivables, guarantees and unused commitments are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Loans:
Bad debt expenses	￦	(1,787,955)	￦	(2,625,672)
Reversal of provision for loan losses and receivables		77,302		136,029

Sub-total		(1,710,653)		(2,489,643)

Guarantees:
Provision for guarantee		(147,120)		(194,166)
Reversal of provision for guarantee		5,251		167,794

Sub-total		(141,869)		(26,372)

Commitments:
Provision for unused commitment		(2,391)		(4,027)
Reversal of provision for unused commitment		38,310		23,959

Sub-total		35,919		19,932

	￦	(1,816,603)	￦	(2,496,083)

39.	GENERAL AND ADMINISTRATIVE EXPENSES AND NET OTHER OPERATING INCOME (EXPENSE)

(1)	Details of general and administrative expenses are as follows (Unit: Korean Won in millions):

		For the year ended December 31, 2011		For the year ended December 31, 2010
Salaries	Short-term salaries	￦	1,044,031	￦	870,098
	Severance benefits-defined benefit		100,582		81,162
	Severance benefits- defined contribution		2,439		—
	Termination		42,907		32,019

	Sub-total		1,189,959		983,279

Depreciation			126,740		125,682

Other general and administrative expenses	Employee benefits		259,620		239,841
	Reimburse		61,198		61,885
	Travel		6,815		6,192
	Operating promotion expenses		42,245		36,460
	Rent		187,020		178,751
	Maintenance		12,004		9,966
	Advertising expenses		69,632		70,457
	Taxes and dues		109,188		100,027
	Insurance		3,108		3,127
	Computer related expenses		245,111		245,788
	Service fees		163,277		130,332
	Communications		32,905		28,939
	Printings		10,901		11,293
	Water, light and heating		13,192		13,477
	Supplies		6,025		5,975
	Vehicle maintenance		9,479		8,184
	Other expenses		134		517
	Others		4,240		3,334

	Sub-total		1,236,094		1,154,545

	Total	￦	2,552,793	￦	2,263,506

(2)	Details of net other operating incomes (expenses) recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Other operating incomes	￦	8,545,805	￦	7,725,743
Other operation expenses		(8,973,490)		(8,101,934)

Net other operating expenses	￦	(427,685)	￦	(376,191)

(3)	Details of other operating incomes recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Gain on transaction of foreign exchange	￦	8,104,932	￦	7,358,105
Gain on derivatives (for hedge)		193,374		129,755
Gain on fair value hedging derivatives		4,921		40,575
Rental incomes		19,168		16,662
Gain on transaction of other assets		65,166		357
Reversal of impairment of other assets		321		966
Gain on restoration		105		33
Gain on disposal of loans		51,910		120,087
Gain on investment in associates		26,231		—
Others		79,677		59,203

	￦	8,545,805	￦	7,725,743

(4)	Details of other operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Loss on transaction of foreign exchange	￦	7,955,322	￦	7,109,106
Loss on derivatives (for hedge)		10,513		50,713
Loss on fair value hedging derivatives		200,455		163,777
Deposit insurance premium		207,991		179,017
Contribution to miscellaneous funds		298,685		285,720
Export bond insurance fees		95		5
Loss on disposition of other assets		2,675		4,526
Loss on valuation of other assets		4,614		8,530
Donations and contributions		38,041		62,896
Loss on restoration		301		244
Loss on disposal of loans		196,187		172,263
Loss on investment in associates		—		6
Other expenses		58,611		65,131

	￦	8,973,490	￦	8,101,934

40.	INCOME TAX EXPENSE

(1)	Details of income tax expense are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Current income tax payable	￦	489,483	￦	260,792
Adjustment recognized in the period for current tax of prior periods		(4,796)		(38,041)
Changes in deferred income taxes due to temporary differences		18,055		(24,293)
Changes in deferred income taxes directly in equity		87,058		76,291

Income tax expense	￦	589,800	￦	274,749

(2)	Income tax expense can be reconciled to net income is follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Net income before income tax	￦	2,659,171	￦	1,536,853
Tax calculated at statutory tax rate of 24.2%		643,493		371,892
Adjustments:
Effect on non-taxable income		(46,060)		(79,149)
Effect on non-deductible expense		53,980		61,427
Deferred tax effect from changes in tax rate		(11,618)		(8,998)
Consolidated tax return		(45,199)		(32,382)
Adjustment recognized in the period for current tax of prior periods		(4,796)		(38,041)

Income tax expense	￦	589,800	￦	274,749

Effective tax rate		22.2%		17.9%

(3)	Changes in cumulative temporary differences for the years ended December 31, 2011 and 2010 are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011
	Beginning balance		Deduction		Addition		Ending balance
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	647,632	￦	651,462	￦	884,836	￦	881,006
Loss (gain) on valuation of investments in associates		156,832		—		(52,477)		104,355
Gain (loss) on valuation of derivatives		(466,258)		(466,615)		(641,807)		(641,450)
Accrued income		(206,975)		(205,174)		(265,594)		(267,395)
Depreciation of premises and equipment		(33,082)		(33,307)		(17,752)		(17,527)
Allowance for loan loss		344,333		383,663		(31,593)		(70,923)
Write-off of loans		258,253		220,660		—		37,593
Deferred loan origination fees and costs		(125,558)		(125,558)		(155,002)		(155,002)
Accrued expenses		109,164		105,388		161,829		165,605
Retirement benefit obligation		100,353		3,640		80,814		177,527
Plan assets		(104,523)		(3,640)		(76,644)		(177,527)
Provisions for guarantees		202,719		202,719		250,472		250,472
Other provision		195,424		195,340		137,257		137,341
Loss (gain) on valuation of debentures		159,721		159,721		312,819		312,819
Deposits due to customers		6,249		6,249		119		119
Provision for advanced depreciation		(86,274)		—		—		(86,274)
Hybrid securities		(2,389,873)		(500,000)		—		(1,889,873)
Others		(427,368)		(611,591)		(578,302)		(394,079)

Sub-total		(1,659,231)		(17,043)		8,975		(1,633,213)

Temporary differences recognized directly in equity :
Gain on valuation of available-for-sale securities		(1,171,131)		(1,189,356)		(744,263)		(726,038)
Change in interests of equity method securities		(26,739)		(26,739)		1,946		1,946
Others		695		695		(4,315)		(4,315)

Sub-total		(1,197,175)		(1,215,400)		(746,632)		(728,407)

Temporary differences sub-total		(2,856,406)		(1,232,443)		(737,657)		(2,361,620)

Realizable temporary differences		(2,389,873)		(500,000)		5,168		(1,884,705)
Unrealizable temporary differences		(466,533)		(732,443)		(742,825)		(476,915)

Tax effects for temporary differences		(99,142)		(161,665)		(179,720)		(117,197)

Net deferred tax liabilities	￦	(99,142)					￦	(117,197)

	For the year ended December 31, 2010
	Beginning balance		Deduction		Addition		Ending balance
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	687,700	￦	687,700	￦	647,632	￦	647,632
Loss (gain) on valuation of investments in associates		165,579		165,579		156,832		156,832
Gain (loss) on valuation of derivatives		(41,896)		(41,896)		(466,258)		(466,258)
Accrued income		(58,772)		(58,772)		(206,975)		(206,975)
Depreciation of premises and equipment		(90,730)		(90,905)		(33,257)		(33,082)
Allowance for loan loss		(609,864)		(469,009)		485,188		344,333
Write-off of loans		278,872		20,619		—		258,253
Deferred loan origination fees and costs		(113,002)		(113,002)		(125,558)		(125,558)
Accrued expenses		(94,197)		(94,197)		109,164		109,164
Retirement benefit obligation		97,155		96,250		99,448		100,353
Plan assets		(96,402)		(95,496)		(103,617)		(104,523)
Provisions for guarantees		334,500		334,500		202,719		202,719
Other provision		227,619		227,552		195,357		195,424
Loss (gain) on valuation of debentures		(3,228)		(3,228)		159,721		159,721
Deposits due to customers		761		761		6,249		6,249
Provision for advanced depreciation		(86,274)		—		—		(86,274)
Hybrid securities		(2,504,972)		(2,504,972)		(2,389,873)		(2,389,873)
Others		321,822		326,128		(423,062)		(427,368)

Sub-total		(1,585,329)		(1,612,388)		(1,686,290)		(1,659,231)

Temporary differences recognized directly in equity:
Gain on valuation of available-for-sale securities		(1,488,686)		(1,488,686)		(1,171,131)		(1,171,131)
Change in interests of equity method securities		(55,272)		(55,272)		(26,739)		(26,739)
Others		—		—		695		695

Sub-total		(1,543,958)		(1,543,958)		(1,197,175)		(1,197,175)

Temporary differences sub-total		(3,129,287)		(3,156,346)		(2,883,465)		(2,856,406)

Realizable temporary differences		(2,504,972)		(2,504,972)		(2,389,873)		(2,389,873)
Unrealizable temporary differences		(624,315)		(651,374)		(493,592)		(466,533)

Tax effects for temporary differences		(123,435)		(132,883)		(108,590)		(99,142)

Net deferred tax liabilities	￦	(123,435)					￦	(99,142)

(4)	Details of temporary differences that are not recognized as deferred tax liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Investments in associates	￦	5,168	￦	—	￦	—
Hybrid securities		(1,889,873)		(2,389,873)		(2,504,972)

Total	￦	(1,884,705)	￦	(2,389,873)	￦	(2,504,972)

(5)	Details of deferred tax relating to items that are recognized directly in equity are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loss (gain) on valuation of AFS securities	￦	(172,677)	￦	(257,079)	￦	(317,150)
Gain (loss) on foreign exchange translation of AFS financial assets		(1,011)		(1,010)		(9,655)
Others		(2,633)		(5,290)		(12,865)

Total	￦	(176,321)	￦	(263,379)	￦	(339,670)

41.	EARNINGS PER SHARE (“EPS”)

(1)	Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions, except for per share amounts)

	For the year ended December 31, 2011		For the year ended December 31, 2010
Net income attributable to common shares:
Net income attributable to the controlling equity	￦	2,068,544	￦	1,261,283
Dividend on preferred stock		(56,000)		(56,000)
Dividend on hybrid securities		(142,548)		(155,661)

	￦	1,869,996	￦	1,049,622

Weighted average number of common shares outstanding		696 million shares		696 million shares

Basic EPS	￦	2,687	￦	1,508

(2)	Diluted EPS is calculated by reflecting the dilution effect to net income (Unit: Korean Won in millions, except for per share amounts)

	For the year ended December 31, 2011		For the year ended December 31, 2010

Diluted net income:
Net income attributable on common shares	￦	1,869,996	￦	1,049,622
Dilution effect of convertible preferred stock		56,000		56,000

	￦	1,925,996	￦	1,105,622

Weighted average number of share for diluted earnings per share:
Weighted average number of common shares outstanding		696 million shares		696 million shares
Convertible preferred stock		70 million shares		70 million shares

		766 million shares		766 million shares

Diluted EPS	￦	2,514	￦	1,443

Diluted EPS is calculated by adjusting the assumption that all dilutive potential common shares are converted to common shares, for weighted average number of shares calculation. The dilutive potential common shares are convertible preferred stock, and to calculate diluted EPS, it is assumed that convertible preferred stocks convert to common shares and the relate dividend is added to net income on common shares.

42.	CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantee which the Group has provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Confirmed guarantee:
Guarantee for debenture issuances	￦	135	￦	41,290	￦	46,024
Guarantee for loans		220,966		128,433		84,137
Acceptances		807,772		743,445		817,770
Guarantee in acceptances of imported goods		128,152		124,973		113,564
Other confirmed guarantees		9,845,755		8,532,312		8,953,173

Total		11,002,780		9,570,453		10,014,668

Unconfirmed guarantee:
Local letter of credit		934,060		880,013		728,597
Import letter of credit		4,490,294		5,293,892		5,431,537
Other unconfirmed guarantee		3,133,110		3,678,567		4,709,636

Total	￦	8,557,464	￦	9,852,472	￦	10,869,770

Commercial paper purchase commitment and others	￦	2,956,081	￦	4,028,455	￦	3,626,291

(2)	Details of loan commitments and other commitments which the Group provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Loan commitments	￦	84,708,979	￦	79,895,333	￦	74,519,965
Other commitments		8,695,936		9,929,244		8,776,416

(3)	Details of guarantees and the related provisions for guarantees are as follows (Unit: Korean Won in millions):

	December 31, 2011		December 31, 2010		January 1, 2010
Confirmed guarantees	￦	11,002,780	￦	9,570,453	￦	10,014,668
Unconfirmed guarantees		8,557,464		9,852,472		10,869,770
Commercial paper purchase commitments and others		2,956,081		4,028,455		3,626,291

Total		22,516,325		23,451,380		24,510,729

Provisions for guarantees	￦	437,557	￦	284,599	￦	278,191

Ratio of provisions to total guarantees		1.94%		1.21%		1.13%

(4)	Litigation case

The Group had filed lawsuits as follows (Unit: Korean Won in millions):

	December 31, 2011
	As plaintiff		As defendant

Number of cases		779 case		179 case

Amount of litigation	￦	1,020,035	￦	333,177

Provisions for litigations			￦	12,679

	December 31, 2010
	As plaintiff		As defendant

Number of cases		4,034 case		146 case

Amount of litigation	￦	788,273	￦	160,427

Provisions for litigations			￦	13,941

	January 1, 2010
	As plaintiff		As defendant

Number of cases		4,860 case		210 case

Amount of litigation	￦	781,854	￦	178,618

Provisions for litigations			￦	17,424

The litigations from the electronic reminder (payment orders for unpaid credit card receivables to individuals) are not included on the number of cases as of December 31, 2011, December 31, 2010 and January 1, 2010, respectively, and there are no significant effects on the financial statements as of December 31, 2011, December 31, 2010 and January 1, 2010.

43.	RELATED PARTY TRANSACTIONS

Related parties of Group and assets and liabilities recognized and major transactions with related parties during the current and prior period are as follows:

(1)	The related parties of the Group as of December 31, 2011 are as follows:

Related parties
Ultimate controlling party (Government related entity)	Korea Deposit Insurance Corporation (“KDIC”)

Parent	Woori Finance Holdings Co., Ltd. (“WFH”)

Associates	Korea Credit Bureau Co., Ltd., Korea Finance Security Co., Ltd., Woori Service Networks Co., Ltd., Kumho Tires Co., Ltd., Woori Private Equity Fund, Woori Blackstone Korea Opportunity Private Equity Fund 1, United PF 1st Corporate financial stability, LIG E&C Co., Ltd., Hyunjin Co., Ltd.

Other	Kyongnam Bank, Kyongnam Bank Preservation Trust of principal, Kwangju Bank, Kwangju Bank Preservation Trust of principal, Kumho Investment Bank, Bonghwang Semiconductor Yuhan Gongsa, Sempio Food Co., Ltd., Seoul Lakeside Co., Ltd., WFG Savings Bank, Woori FIS Co., Ltd., Woori Renaissance Holdings Co., Ltd., Woori Futures, Woori Aviva Life Insurance Co., Ltd., Woori AMC, Woori F&I Co., Ltd., Woori EL Co., Ltd., Woori Asset Management Co., Ltd., Woori Investment & Securities Co., Ltd., Woori Financial Co., Ltd., Woori Private Equity, UP Chemical Co., Ltd., Phoenix Digital Tech Co., Ltd., TY Second Asset Securitization Specialty and 54 SPCs, Woori Investment Asia PTE and 35 Beneficiary Certificates

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		Accounts	December 31, 2011		December 31, 2010		January 1, 2010
Ultimate controlling party (Government related entity)	KDIC	Loans	￦	1,000,000	￦	—	￦	—
		Provision for credit loss		457		—		—
		Other assets		762,109		647,300		222,283
		Deposits		136,916		546,634		230,935

Parent	WFH	Loans		483		369		246
		Provision for credit loss		—		(1)		(2)
		Other assets		2		—		—
		Deposits		38,745		68,954		24,570
		Other liabilities		238,721		32,542		31,580

Associates	Kumho Tires Co., Ltd.	Loans		422,840		403,829		—
		Provision for credit loss		(51,468)		(48,287)		—
		Other assets		381		—		—
		Other liabilities		57		—		—
		Deposits		36,131		—		—

	BC Card Co., Ltd.	Loans		—		33,964		26,514
		Provision for credit loss		—		(122)		(4,607)
		Deposits		—		18,650		10,193
		Other liabilities		—		50		43

	Korea Credit Bureau Co., Ltd.	Loans		3		2		3
		Provision for credit loss		—		—		(1)
		Deposits		3,000		3,800		—
		Other liabilities		53		102		—

	Woori Private Equity Fund	Other assets		—		20		21
		Deposits		12,377		2,168		789
		Other liabilities		—		1		—

	Korea Finance Security Co., Ltd.	Loans		45		47		40
		Provision for credit loss		(1)		(9)		(13)
		Deposits		2,638		1,090		—
		Other liabilities		23		—		—

	Woori Service Networks Co., Ltd.	Loans		20		19		42
		Provision for credit loss		(1)		(4)		(21)
		Deposits		1,457		1,080		820
		Other liabilities		201		179		13

	United PF 1st corporate financial stability	Deposits		2		—		—

	LIG E&C Co., Ltd.	Loans		742		—		—
		Provision for credit loss		(70)		—		—
		Deposits		2,408		—		—
		Other liabilities		47		—		—

	Hyunjin Co., Ltd.	Other assets		313		—		—
		Provision for credit loss		(313)		—		—
		Deposits		17,477		—		—
		Other liabilities		233		—		—

Related party		Accounts	December 31, 2011		December 31, 2010		January 1, 2010

Others	Woori Investment & Securities Co., Ltd. and subsidiaries	Due from Banks	￦	—	￦	—	￦	11,842
		Loans		1,822		—		1,171
		Provision for credit loss		(342)		—		(29)
		Other assets		8,141		2,867		598
		Deposits		794,100		402,705		352,832
		Borrowings		13,454		9,784		28,070
		Other liabilities		143,195		154,695		71,812
	Kyongnam Bank and subsidiaries	Due from banks		—		1,579		—
		Other assets		42,722		36,997		43,223
		Deposits		5,739		3,778		12,047
		Borrowings		1,409		3,589		8,304
		Other liabilities		36,741		113,487		74,473
	Kwangju Bank	Loans		229		—		—
		Due from banks		—		2,925		—
		Other assets		27,908		2,292		3,093
		Deposits		8,605		11,961		5,233
		Borrowings		28,418		26,880		26,386
		Other liabilities		11,770		29,646		45,898
	Woori F&I Co., Ltd. and subsidiaries	Loans		69		—		1,354
		Provision for credit loss		(1)		—		(233)
		Other assets		96		5		797
		Deposits		89,301		73,307		32,207
		Other liabilities		403		199		232
	Woori Private Equity and subsidiaries	Loans		20,054		20,133		20,155
		Provision for credit loss		(164)		(92)		(85)
		Other assets		10,457		4,442		5,118
		Deposits		19,301		35,180		39,922
		Borrowings		1,000		6,624		6,791
		Other liabilities		15,577		12,017		6,329
	Other subsidiaries of WFH	Due from banks		—		1,035		—
		Loans		50,510		639		349
		Provision for credit loss		(230)		(8)		(105)
		Other assets		84		1,198		354
		Deposits		30,202		29,694		23,544
		Other liabilities		18,823		21,645		22,188
	Associates of Woori F&I Co., Ltd.	Deposits		27,508		41,476		—
		Other liabilities		14		14		—
	Associates of Woori Private Equity	Loans		15,777		7,358		4,857
		Provision for credit loss		(3,716)		—		(2,426)
		Deposits		6,707		1,834		56,588
		Other liabilities		22		—		966
	Associates of Woori Investment & Securities Co., Ltd.	Loans		11,300		74		96
		Provision for credit loss		(17)		—		(1)
		Deposits		9,292		4,392		3,996
		Other liabilities		14		59		18
	Woori Aviva Life Insurance Co., Ltd.	Loans		371		348		243
		Provision for credit loss		(3)		—		(243)
		Deposits		2,642		7,638		480
		Other liabilities		690		136		803

(3)	Gain or loss from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		Accounts	For the year ended December 31, 2011		For the year ended December 31, 2010
Ultimate controlling party (Government related entity)	KDIC	Interest income	￦	63,186	￦	14,639
		Interest expense		7,218		9,533
		Bad debt expense		457		—

Parent	WFH	Other income		2,066		740
		Interest expense		7,184		2,735
		Fees expense		52,751		29,461
		Bad debt expenses		—		1
		Other expense		100		—

Associates	Kumho Tires Co., Ltd.	Interest income		1,036		—
		Fees income		1		—
		Interest expense		58		—
		Fees expense		4		—
		Bad debt expenses (Reversal of provision for credit loss)		3,180		(27,747)

	Korea Finance Security Co., Ltd.	Dividends		55		55
		Interest expense		60		57
		Bad debt expenses (Reversal of provision for credit loss)		(9)		2

	Korea Credit Bureau Co., Ltd.	Interest expense		65		135

	Woori Service Networks Co., Ltd.	Dividends		12		2
		Other income		14		13
		Interest expense		31		29
		Bad debt expenses		(3)		(4)

	Woori Private Equity Fund and subsidiaries	Dividends		—		434
		Fees income		—		41
		Interest expense		14		18

	BC Card Co., Ltd.	Dividends		—		32,267
		Fees income		—		1
		Interest expense		—		483
		Fees expenses		—		66
		Reversal of provision for credit loss		—		(4,727)

	United PF 1st corporate financial stability	Other expense		(80,992)		—

	LIG E&C Co., Ltd.	Interest income		55		—
		Fees income		2		—
		Reversal of provision for credit loss		(360)		—
		Interest expense		111		—
		Fees expenses		6		—

Related party		Accounts	For the year ended December 31, 2011		For the year ended December 31, 2010
Associates	Hyunjin Co., Ltd.	Interest income	￦	374	￦	—
		Fees income		4		—
		Reversal of provision for credit loss		(388)		—
		Other income		4		—
		Interest expense		689		—

Others	Other subsidiaries of WFH	Interest income		648		—
		Fees income		1,815		1,485
		Other income		8,628		6,663
		Interest expense		822		697
		Fees expense		134		168
		Bad debt expenses		227		(40)
		Other expense		214,536		214,940

	Kyongnam Bank and subsidiaries	Other income		24,203		37,780
		Interest expense		63		158
		Other expense		18,352		41,209

	Woori Investment & Securities Co., Ltd. and subsidiaries	Interest income		—		1
		Fees income		17		—
		Other income		12,411		4,001
		Interest expense		1,386		18,943
		Fees expense		414		147
		Bad debt expenses		336		5
		Other expense		4,895		23,717

	Woori Private Equity and subsidiaries	Interest income		1,299		326
		Other income		1,918		1,107
		Interest expense		707		1,134
		Fees expense		11		—
		Bad debt expenses		72		8
		Other expense		1,512		9,760

	Kwangju Bank	Interest income		3		—
		Other income		1,972		48
		Interest expense		967		968
		Other expense		1,027		2,520

	Woori F&I Co., Ltd. and subsidiaries	Fees income		53		55
		Other income		193		106
		Interest expense		996		366
		Bad debt expenses		1		—
		Other expense		315		234

	Associates of Woori F&I Co., Ltd.	Interest expense		332		291

	Associates of Woori Private Equity	Interest expense		142		777
		Bad debt expenses		3,716		5,550

Related party	Accounts	For the year ended December 31, 2011	For the year ended December 31, 2010
Associates of Woori Investment & Securities Co., Ltd.	Bad debt expenses (Reversal of provision for credit loss)	17	(1)
Interest expense		126	132
Woori Aviva Life Insurance Co., Ltd.	Fees income	14,893	—
Other income		135	13,088
Interest expense		13	155
Fees expense		25	26
Bad debt expenses		3	67

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	Warranty	December 31, 2011		December 31, 2010		January1, 2010
Kumho Tires Co., Ltd.	Import credit in foreign currencies	￦	18,091	￦	15,889	￦	2,054
TY Second Asset Securitization Specialty	Confirmed guarantees (Guarantee for debenture issuances)		65		65		65
	Loan commitment in local currency		119,000		119,000		119,000
Sempio Food Co., Ltd.	Import credit in foreign currencies		575		1,802		744
BK LCD Co., Ltd.	Financial guarantee in foreign currencies		—		1,708		584
	Import credit in foreign currencies		—		305		579
Hyunjin Co., Ltd.	Confirmed guarantees		287		—		—

For the guarantee provided to the related parties, the Group recognized provisions for guarantees amounting to ￦514 million, ￦1,214 million and ￦1,242 million, respectively, as of December 31, 2011 and 2010 and January 1, 2010.

(5)	Details of compensation to key management are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2011		For the year ended December 31, 2010
Salaries	￦	1,330	￦	1,131
Severance and retirement benefits		160		127

The key management represents non-executive directors and executive director. As of December 31, 2011 and 2010 and January 1, 2010, loans from transactions with key management are ￦700 million, ￦720 million and ￦770 million, respectively. And allowance for these loans and bad debt expense are ￦1 million.

44.	OPERATING INCOME (EXPENSE)

The items reclassified from non-operating income or expense under K-GAAP to operating incomes or expenses under K-IFRS are as follows. (Unit: Korean Won in millions)

	For the year ended December 31, 2011		For the year ended December 31, 2010
Operating income in K-IFRS	￦	2,683,084	￦	1,497,629
Adjustments:
Gain (loss) on disposal and impairment of premises and equipment and intangible assets		(4,085)		11,733
Gain (loss) on transaction of investment in associates		(26,231)		6
Debt collection fee		8,612		2,231
Donations		38,041		62,896
Other (miscellaneous profit and loss)		(95,522)		(13,173)
Sub-total		(79,185)		63,693

Operating income in previous GAAP	￦	2,603,899	￦	1,561,322

The above information reflects only the differences in the classifications of income and expense between K-IFRS and K-GAAP. And, it was measured by current standards, which is K-IFRS. As such, the operating income for the year ended December 31, 2010, is not same as reported operating income under K-GAAP.

45.	CREDIT CARD DIVISION SPLIT-OFF PLAN

As of September 16, 2011, the board of directors of WFH and the Group decide to split off the Bank’s credit card division and set up a new credit card company to be a subsidiary of WFH. The Bank will disclose its credit card division as a discontinued operation when the Financial Supervisory Committee approves the split off and the establishment of the new credit card company.

46.	TRANSITION EFFECTS OF K-IFRS

In connection with adopting K-IFRS, the effects on the Group’s financial position, result of its operation due to the adoption of K-IFRS are as follows:

(1)	Significant differences on accounting policies between K-IFRS and K-GAAP

Classification		K-IFRS	K-GAAP
First time adoption of K-IFRS	Fair value as deemed cost and revaluation cost	Fair value of lands and buildings as of the transition date is to be regarded as net book value.	Not applicable

	Accumulated foreign currency translation	Accumulated foreign currency translation adjustments as of the transition date are reset to ‘zero’.	Not applicable

	Fair value evaluation of financial assets and liabilities at the acquisition date	Prospective approach is applied to the accounts which are newly categorized into financial assets and liabilities carried at fair value, as of the transition date.	Not applicable

	Derecognition of financial assets and liabilities	K-IFRS 1309 ‘Financial instruments: Recognition and derecognition’ is applied prospectively as of the transition date.	Not applicable

	Designation of AFS securities or financial assets/liabilities at FVTPL	Designation of AFS financial assets or financial assets/liabilities at FVTPL is principally allowed at the acquisition date, with an exception of one time designation for existing financial assets/liabilities at the transition date.	Not applicable

	Stock-based compensation	Retroactive application of stock-based compensation as per K-IFRS 1102 ‘Stock-based payment’ is not allowed.	Not applicable

	Decommissioning and restoration liabilities included in the cost of premises and equipment	Changes in a decommissioning and restoration liability at the transition date are added to or deducted from the cost of premises and equipment, by discounting the liability using the discount rate at the date of acquisition.	Not applicable

	Lease	Lease contracts existing as of the transition date are subject to K-IFRS 1017 ‘Lease’, which is not applied retrospectively.	Not applicable

	Investment in subsidiaries, jointly controlled corporation and related-party entities	When preparing separate financial statements in accordance with K-IFRS 1027 ‘Consolidated and separate financial statements’ , net book value of the investments in subsidiaries, jointly controlled entities and associates is regarded as the cost of the equity securities when the cost method is applied.	Not applicable

Classification	K-IFRS	K-GAAP
Change of consolidation Scope	Exceeding 50% of the voting power, having decision making capability and holding benefits and risks constitute control in determining the consolidation scope.	Owning 30% of shares and being the largest shareholder constitute control in determining the consolidation scope, except for special purpose entities (SPEs) that meet certain criteria.

Derecognition of financial assets	Criteria such as risks, awards, control and continuing involvement are to be sequentially considered in determining derecognition timing and recognition scope.	The disposal of financial assets is contingent on the risks and rewards of ownership of the financial assets, and whether it has retained control of the financial assets. However, certain transactions such as asset securitization per the Act on Asset-Backed Securitization are considered sales transactions.

Classification of financial instruments	Financial assets are classified into financial assets at FVTPL, AFS financial assets, HTM securities and loan and receivables and financial liabilities consist of financial liabilities at FVTPL and other liabilities	Assets are divided into cash and due from banks, investment securities, trade receivables, derivative assets and securities consist of trading, AFS and HTM securities. Liabilities are classified into deposits, borrowings, debenture and others.

Measurement of financial instruments	Financial assets/liabilities at FVTPL and AFS financial assets are required to be recorded at fair value with credit risks reflected. HTM financial assets and loan and receivables are to be measured at amortized cost with the effective interest rate method applied.	Certain financial instruments such as trading securities, AFS securities and derivatives, are recorded at fair value, and the reflection of credit risk is not explicitly mentioned.

Provision for credit loss	Provision for credit loss should be recorded when objective evidence of impairment exists as a result of one or more events that occurred after initial recognition.

Provision for credit loss to cover estimated losses on loans, based on rational and unbiased criteria, is recorded.

(It is higher of the amount applying the percentage of loan loss provision established by the Financial Supervisory Commission or the amount based on loan loss experience ratio.)

Classification of investment property	Property (land or building) to earn rentals is treated as an investment property.	Property (land or building) to earn rentals is treated as a premises and equipment.

Measurement of premises and equipment and investment property	It allows an entity to choose whether it adopts a revaluation method or a cost method by asset classifications and a cost method is adopted.	In accordance with asset classifications, the asset cost method and asset revaluation reserves are selected as alternative. In addition, cost method is a selective option.

Membership	Classified into intangible asset with indefinite useful lives.	Classified into long-term deposit in other non-current assets.

Changes in depreciation methods.	Residual value, useful lives and depreciation method of property, plant and equipment are to be consistently reviewed at least every fiscal year end and significant changes, if any, should be treated as changes in accounting estimates.	Once depreciation method is determined, it should be consistently applied to all of newly acquired and existing assets.

Classification	K-IFRS	K-GAAP
Measurement of retirement benefits	Both the defined benefit and defined contribution plans are provided and the amounts of defined benefit obligation are computed based on actuarial assumptions.	Provisions for retirement benefits accrued equal to the amounts to be paid at the end of period, assuming that the all entitled employees with a service year more than a year would retire at once. Retirement benefit expenses incur at the point when the payment obligation is fixed.

Financial guarantee	Accounted for as a financial guarantee asset or liability if it is a contract that brings an obligation to an issuer to compensate a loss incurred to a holder, in accordance with the contract provisions, when debtor defaults at a payment date. Recognize financial guarantee assets or liabilities at fair value and subsequently amortize using the effective interest method. Also, financial guarantee liabilities are recorded at higher of provision for guarantee loss or amortized cost.	Not applicable

Liability/equity classification	Issuer classifies its financial instruments or components of financial instruments as either financial liabilities or equity instruments at the initial recognition, considering the substance of the contractual arrangement and definition of financial assets and equity instruments.	Classification according to relevant legal framework such as business law

Classification of capital	Classification in capital is pursuant to the substance of the contractual arrangement over its legal form.	Capital includes the legal amount paid by shareholders (paid-in capital).

Foreign currency translation	Closing exchange rates at year end for translation of assets or liabilities denominated in foreign currencies, and closing exchange rates at acquisition date for stockholder’s equity should be applied. For other comprehensive income items, average exchange rates for the periods concerned should be used.	When applying the accounting standards for the banking industry, closing rates are used in translating the statement of financial position and the statement of income.

(2)	Changes in consolidation scope

Changes in consolidation scope due to adoption of K-IFRS are as follows:

Subsidiaries under K-GAAP as of December 31, 2011	Subsidiaries under K-IFRS as of December 31, 2011	Scope difference
Woori Credit Information Co., Ltd.	Woori Credit Information Co., Ltd.	—
Woori America Bank	Woori America Bank	—
PT. Bank Woori Indonesia	PT. Bank Woori Indonesia	—
Woori Global Market Asia Limited	Woori Global Market Asia Limited	—
Woori Bank (China) Limited	Woori Bank (China) Limited	—
Zao Woori Bank (Russia)	Zao Woori Bank (Russia)	—

—	Woori Fund Service Co., Ltd.	New subsidiaries

	Korea BTL Infrastructure Fund	Subject to consolidation as substantially controlled by the Group under K-IFRS, however, it was excluded from consolidation per the Act Concerning External Auditor of Corporation under K-GAAP.

Woori Bank Preservation Trust of principal and interest	Woori Bank Preservation Trust of principal and interest	—

Woori Bank Preservation Trust of principal	—	Not subject to consolidation as no substantive control over principal recoverable trust is held by the Group under K-IFRS, but subject to consolidation per the Administrative Instructions of Banking Supervision under K-GAAP.

—

Kumho Trust 1st Co., Ltd.

Woori IB Global Bond Co., Ltd.

Consus 8th LLC.

Asiana Saigon Co., Ltd.

An-Dong Raja 1st Co., Ltd.

KAMCO Value Recreation 1st Securitization Specialty Co., Ltd.

IB Global 1st

Real DW 2nd Co., Ltd.

Hermes STX Co., Ltd.

BWL 1st Co., Ltd.

Uri Pungsan Inc.

Pyeongtaek Ocean Sand Inc.

Subject to consolidation as substantially controlled by the Group under K-IFRS, however, it was excluded from consolidation under K-GAAP due to SPE’s limited scope of operations.

Subsidiaries under K-GAAP as of December 31, 2011	Subsidiaries under K-IFRS as of December 31, 2011	Difference

—

Haeoreum Short-term Bond 15th

(Unsold) G5 Pro Short-term 13th

(Unsold) G6 First Class Mid-term E-20

(Unsold) G15 First Class Mid-term C-1

D First Class Mid-term C-151

Woori Partner Plus Private Equity Securities 4th

Golden Bridge Sidus FNH video

Golden Bridge NHN Online Private Equity Investment

Woori CS Ocean Bridge 7th

Woori Milestone Private Real Estate Fund 1st

Woori Milestone China Real Estate Fund 1st

Consus Sakhalin Real Estate Investment Trust 1st

Woori Partner Plus Private Trust 7th

Uri WB Private Investment Trust 3rd (Bond)

KDB Private Equity Securities Investment Trust WB 2nd (Bond)

Samsung Plus Private Investment Trust 13th

Hanwha Smart Private Trust 43rd (Bond)

Eugene Pride Private Trust 21st (Bond)

Merits Prime Private Trust 42nd (Bond)

Woori Partner Plus Private Equity Securities 8th

Woori Partner Plus Private Equity Securities 9th

Woori Frontier Alpha Private Equity 8th

Midas Private Investment Trust W-3rd

Consus Private Securities Investment Trust 54th

Allianz Blue Ocean Private Trust 5th

Kyobo Axa Long Short Private Trust 2nd

Hanhwa Quant Long Short Private Equity3rd

Hyundai Advantage Private Trust 14th

Mirae Asset Maps Blue Chips Private Trust 2nd

Hanwha Smart Private Trust 50th

Subject to consolidation as substantially controlled by the Group under K-IFRS, however, it was excluded from consolidation under K-GAAP due to SPE’s limited scope of operations.

(3)	The effects on the Group’s financial position and results of operation

The effects on the Group’s financial position and results of operation being listed below are set out based on the consolidated financial statements, which may change with subsequent adoption of amendments to the standards and further analysis. Conversion effects to K-IFRS consist of those from changes in the scope of consolidation, reclassifications and net asset changes due to GAAP differences.

1)	Summary of the effects on the statement of financial position at January 1, 2010 (Date of transition, Unit: Korean Won in millions):

	K-GAAP		Transition effects		K-IFRS		Ref.
Cash and due from banks	￦	16,423,075	￦	(11,382,929)	￦	5,040,146	A
Financial assets at FVTPL		14,041,377		(1,706,532)		12,334,845	B
AFS financial assets		9,758,128		6,944,326		16,702,454	C
HTM financial assets		12,524,770		2,259		12,527,029	D
Loans and receivables		171,198,896		5,650,438		176,849,334	E
Consolidation and equity method investment assets		526,938		(278,106)		248,832	F
Investment properties		—		391,963		391,963	G
Premises and equipment		1,912,338		446,552		2,358,890	H
Intangible assets		58,876		9,267		68,143	I
Other assets		189,032		62,510		251,542	J
Current tax assets		12,364		4,013		16,377
Deferred tax assets		142,807		(120,138)		22,669	K
Derivatives assets		—		107,508		107,508	L
Assets held for sale		—		7,609		7,609	M

Total assets	￦	226,788,601	￦	138,740	￦	226,927,341

Financial liabilities at FVTPL	￦	4,090,238	￦	1,674,308	￦	5,764,546	N
Deposits		151,830,533		(1,705,983)		150,124,550	O
Borrowings		20,044,523		707,812		20,752,335	P
Debentures		27,422,952		(3,946,849)		23,476,103	Q
Other provision		708,604		(157,843)		550,761	R
Current tax liabilities		6,928		(1,213)		5,715
Other financial liabilities		8,437,189		(8,108)		8,429,081	S
Other liabilities		612,668		80,514		693,182	T
Deferred tax liabilities		—		146,104		146,104	U
Derivatives liabilities		—		64,597		64,597	V

Total liabilities	￦	213,153,635	￦	(3,146,661)	￦	210,006,974

Capital stock	￦	3,829,783	￦	—	￦	3,829,783	W
Hybrid securities		—		2,181,806		2,181,806	X
Capital surplus		812,283		(290)		811,993	Y
Other capital		1,135,843		56,420		1,192,263	X
Retained earnings		7,850,817		1,047,453		8,898,270	Z
Non-controlling interests		6,240		12		6,252

Total equity	￦	13,634,966	￦	3,285,401	￦	16,920,367

2)	Summary of the effects on the financial position at December 31, 2010 and the results of operation for the year ended December 31, 2010 (Unit: Korean Won in millions):

< Financial position >

	K-GAAP		Transition effects		K-IFRS		Ref.
Cash and due from banks	￦	16,096,951	￦	(12,211,267)	￦	3,885,684	A
Financial assets at FVTPL		12,886,643		(1,782,593)		11,104,050	B
AFS financial assets		12,710,459		3,899,631		16,610,090	C
HTM financial assets		15,918,785		1,532		15,920,317	D
Loans and receivables		167,892,488		9,738,387		177,630,875	E
Consolidation and equity method investment assets		539,637		(233,408)		306,229	F
Investment properties		—		366,874		366,874	G
Premises and equipment		1,863,112		471,274		2,334,386	H
Intangible assets		27,000		12,366		39,366	I
Other assets		140,897		66,570		207,467	J
Current tax assets		—		2,833		2,833
Deferred tax assets		130,479		(122,196)		8,283	K
Derivatives assets		—		133,224		133,224	L
Assets held for sale		—		5,185		5,185	M

Total assets	￦	228,206,451	￦	348,412	￦	228,554,863

Financial liabilities at FVTPL	￦	3,235,439	￦	1,494,136	￦	4,729,575	N
Deposits		158,969,618		(1,655,309)		157,314,309	O
Borrowings		18,084,387		898,584		18,982,971	P
Debentures		23,989,424		(3,796,997)		20,192,427	Q
Other provision		763,990		(244,161)		519,829	R
Current tax liabilities		110,517		(1,234)		109,283
Other financial liabilities		8,658,335		141,602		8,799,937	S
Other liabilities		203,681		74,076		277,757	T
Deferred tax liabilities		—		107,425		107,425	U
Derivatives liabilities		—		34,419		34,419	V

Total liabilities	￦	214,015,391	￦	(2,947,459)	￦	211,067,932

Capital stock	￦	3,829,783	￦	—	￦	3,829,783	W
Hybrid securities		—		2,181,806		2,181,806	X
Capital surplus		812,337		(916)		811,421	Y
Other capital		866,872		71,388		938,260	X
Retained earnings		8,674,957		1,043,620		9,718,577	Z
Non-controlling interests		7,111		(27)		7,084

Total equity	￦	14,191,060	￦	3,295,871	￦	17,486,931

<Results of operation >

	K-GAAP		Transition effects		K-IFRS		Ref.
Interest income	￦	11,105,685	￦	(124,637)	￦	10,981,048	A
Interest expense		(6,024,477)		70,191		(5,954,286)	B

Net interest income		5,081,208		(54,446)		5,026,762
Net fees and commissions income		508,937		(15,144)		493,793	C
Dividend on securities		50,187		68,908		119,095	D
Gain (loss) on financial assets at FVTPL		(30,006)		45,219		15,213	E
Gain (loss) on AFS financial assets		777,562		200,984		978,546	F
Impairment losses for loans, other receivables, guarantees and unused commitments		(2,393,062)		(103,021)		(2,496,083)	G
Other operating income (expense)		(2,615,887)		(23,810)		(2,639,697)	H

Operating income		1,378,939		118,690		1,497,629
Gain on investment in associates		37,850		1,374		39,224	I

Income on continuing operation before income tax expense		1,416,789		120,064		1,536,853
Income tax expense on continuing operation		308,150		(33,401)		274,749	J

Income on continuing operation		1,108,639		153,465		1,262,104
Other comprehensive income (loss)		(268,971)		15,097		(253,874)	K

Comprehensive income	￦	839,668	￦	168,562	￦	1,008,230

3)	Details of financial position reconciliation and results of operations reconciliation

Transition effects on financial position

A.	Cash and due from banks

Certain money market funds (MMF), certificate of deposits (CD) and bank deposits included in cash and cash equivalents under K-GAAP are reclassified into financial asset at FVTPL, AFS financial assets or loans and receivables under K-IFRS.

B.	Financial assets at FVTPL

Cash and cash equivalents or AFS securities under K-GAAP are designated as or transferred to financial assets at FVTPL under K-IFRS. Fair value changes due to credit risk adjustment and others result in a change in net assets.

C.	AFS financial assets

Certain MMF and CD included in cash and cash equivalents under K-GAAP are transferred to AFS financial assets under K-IFRS. Also, some of AFS securities under K-GAAP are designated as or reclassified to financial assets at FVTPL. In addition, different accounting methods on reversal of impairment loss for AFS securities result in a decrease in net assets.

D.	HTM financial assets

Application of the effective interest method to HTM securities measured at amortized cost results in a decrease in net assets.

E.	Loans and receivables

Bank deposits included in cash and cash equivalents under K-GAAP are transferred to loans and receivables under K-IFRS and prepaid rental deposits under K-GAAP are reclassified into other assets under K-IFRS. Also, changes in net assets are attributable to the different accounting treatments in deferred loan fees and amortization method using the effective interest rate, combined with different set-out scope of provision for receivables and its calculation methodology.

F.	Investment in associates

Some securities accounted for under the equity method under K-GAAP are reclassified as AFS securities under K-IFRS. Accordingly, adjustments regarding equity in earnings have changed the net asset amount.

G.	Investment properties

Non-operating fixed assets included in property, plant and equipment under K-GAAP segregated and transferred to investment properties.

H.	Premises and equipment

Non-operating fixed assets and assets to be disposed that have been recorded in other assets under K-GAAP are reclassified into investment properties and assets held for sale, respectively, under K-IFRS. Also, acquisition cost adjustment due to revaluation of fixed assets and establishment of provision for asset retirement result in change in net asset value.

I.	Intangible assets

Among the deposits recognized under K-GAAP, membership deposit with the expected future economic benefits is reclassified as intangible asset under K-IFRS.

J.	Other assets

Prepaid rental expense in rental deposits under K-GAAP is transferred to other assets.

K.	Deferred tax assets

Changes in deferral amount arising from fair value evaluation of financial asset/liability and different methodology of impairment assessment, along with different depreciation expense and denial of provision liability have changed the amount of deferred tax asset under K-IFRS.

L.	Derivatives assets

Certain derivative instruments applicable to hedge accounting under K-GAAP are reclassified as a separate derivative asset (hedge) under K-IFRS and the amount of net asset was changed by the net effects of fair value adjustments.

M.	Assets held for sale

Properties to be disposed under K-GAAP are reclassified into assets held for sale under K-IFRS.

N.	Financial liabilities at FVTPL

Some portion of corporate bonds are designated as and reclassified to financial liabilities at FVTPL. Fair value changes due to credit risk adjustment and others result in a change in net assets.

O.	Deposits

Changes in net assets are attributable to the application of the effective interest method in the calculation of interest expense for CD and equity-linked securities (ELS), previously recognized as interest payable under K-GAAP, and net book value adjustments.

P.	Borrowings

Changes in net assets are attributable to the application of the effective interest rate method in the calculation of interest expense for borrowings and net book value adjustments.

Q.	Debentures

Some debentures are designated as financial liabilities at FVTPL. Hybrid securities meeting the definition of capital, in substance, are reclassified as non-controlling equity under K-IFRS. Changes in net assets are attributable to the difference in fair value measurement of the corporate bonds subject to the hedge accounting and difference in amortization cost based on the effective interest rate method.

R.	Other provision

Difference in calculation methodology of provision for unused commitment, guarantee and other liabilities results in changes in net assets.

S.	Other financial liabilities

A substantial portion of unearned rental income recorded in rental deposits within other financial liabilities under K-GAAP are transferred to other liabilities under K-IFRS. Changes in net assets are attributable to the changes in the carrying amount of accrued liabilities in relation to interest payables on CD and ELS and the different calculation methodology for accrued vacation benefits.

T.	Other liabilities

A substantial portion of unearned rental income recorded in rental deposits within other financial liabilities under K-GAAP are transferred to other liabilities under K-IFRS. Changes in net assets are attributable to the separation of unearned revenue related to certain portions of provision for credit card point rewards and the amount of unearned revenue reclassified to deferred loan fees.

U.	Deferred tax liabilities

Changes in deferral amounts of asset and liability, derived by fair value measurement and impairment assessment, changes in depreciation expenses and denial of provision liabilities result in an increase in deferred tax liabilities.

V.	Derivatives liabilities

Certain derivative instruments applicable to hedge accounting under K-GAAP are reclassified as a separate derivative liability (hedge) under K-IFRS and the amount of net asset was changed by the net effects of fair value adjustments.

W.	Capital stock

Changes in capital were incurred due to fluctuation of exchange rate, applicable when translating capital of overseas subsidiaries.

X.	Hybrid securities and other capital

The Group reclassified hybrid securities that meet the definition of capital in economic substance as a capital from liabilities. Gains of losses on fair value measurement in relation to reclassification of AFS securities are transferred to retained earnings. In addition, net asset balance has been adjusted due to the deferred income tax adjustment and others.

Y.	Capital surplus

Certain amounts of capital surplus related to the equity method securities under K-GAAP are transferred to retained earnings using the deemed cost method.

Z.	Retained earnings

Reclassification of AFS securities and adoption of deemed cost to securities using the equity method changed the amount of retained earnings. In addition, difference in fair value evaluation provisions, accrued interest expense and depreciation expense, along with revaluation of fixed assets and profit/loss adjustment in association with financial guarantee contracts caused a change in retained earnings.

Transition effects on operational results

A.	Interest income

The amount of interest income changes due to the difference in amortized deferred fee of loans and receivables using the effective rate method, interest income recognized for impaired loans, and adjustments to accrued interest income for impaired loans. In addition, the change of time value in account receivables associated with financial guarantee, transfer of interest income related to credit card points to unearned revenue, recognition of present value discounts amounting to the substantial portion of prepaid rental expenses and its amortization cost using the effective rate method result in changes in interest income.

B.	Interest expense

Reclassification of hybrid securities from corporate bonds under K-GAAP to capital account under K-IFRS results in a transfer of interest expense to dividend expense and a change in retained earnings. In addition, difference in amortized interest expenses with regards to financial liabilities and exchange rate applied when translating interest expense of foreign currency denominated financial liabilities results in a change in interest expense.

C.	Net fees and commissions income

Fees and commissions income changes due to the adjusted deferred loan costs (fees) related to loans and receivables and the offset amount with financial guarantee assets when fees and commissions related to financial guarantee contracts are received. Fees and commission expense changes due to the adjusted deferred loan costs (fees) related to loans and receivables.

D.	Dividend income

Certain equity method securities are reclassified into AFS securities and dividend income from these reclassified AFS securities has been recognized accordingly.

E.	Gain (loss) on financial assets at FVTPL

Different valuation amounts using fair value measurement derived by credit risk adjustments to derivative instruments result in changes in profit/loss on financial assets

F.	Gain (loss) on AFS financial assets

Profit or loss on AFS securities has been changed, responding to the account reclassification.

G.	Impairment losses for loans, other receivables, guarantees and unused commitments on credit loss

Impairment losses for loans, other receivables, guarantees and unused commitments are caused by differences in the scope and calculation methodology of provision for loans and receivables, and differences in the calculation of unused commitment and payment guarantee.

H.	Other operating income (expense)

Changes in other operating income or expense are attributable to gains or losses on foreign currency transactions due to the different exchange rates applied at the transaction date, changes in depreciation expenses due to the changed net book value of fixed assets and changes in selling and administrative expenses contributed by changed vacation benefits and defined benefit retirement expense. Moreover, differences in rental income and expense have occurred in regards with prepaid rental expense and unearned rental income, respectively.

I.	Gain (loss) on equity method investments

The net effect of gain or loss on valuation of equity method under K-GAAP has been reversed as certain securities accounted for under the equity method are reclassified to AFS securities under K-IFRS.

J.	Income tax expense

Changes in income tax expense are attributable to the changes in deferred tax assets and liabilities.

K.	Other comprehensive income (loss)

Reclassified AFS securities under K-IFRS made a change in the amount of other comprehensive income.